UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement.

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)).

[  ] Definitive Information Statement.

TEARLAB CORPORATION

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.

[X]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1.	Title of each class of securities to which transaction applies:
Common Stock, $0.001 par value per share.

	2.	Aggregate number of securities to which transaction applies:
As of May 18, 2020, there were outstanding 24,410,766 shares of common stock, of which 12,560,635 shares of common stock will receive the per share merger consideration and 11,850,131 shares of common stock will be cancelled for no consideration.

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
In accordance with Exchange Act Rule 0-11, the filing fee of $95.54 was determined by multiplying .0001298 by the aggregate merger consideration of $736,053.21. The aggregate merger consideration was calculated based on the product of 12,560,635 shares of common stock receiving the per share merger consideration and the per share merger consideration of $0.0586.

	4.	Proposed maximum aggregate value of transaction:
$736,053.21

	5.	Total fee paid:
$95.54, as computed in accordance with Exchange Act Rule 0-11(c)(1) by multiplying the maximum aggregate value reflected in (4) above by .0001298.

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing party:

	4.	Date filed:

TEARLAB CORPORATION

150 La Terraza Boulevard, Suite #101

Escondido, CA 92025

INFORMATION STATEMENT

AND

NOTICE OF ACTION BY NON-UNANIMOUS WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Date First Mailed to Stockholders: [●], 2020

To our stockholders:

This information statement and notice of action by non-unanimous written consent is being furnished to the holders of common stock of TearLab Corporation, a Delaware corporation, which we refer to as “the Company,” “TearLab,” “we,” “our” or “us.”

On May 11, 2020, TearLab entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Accelmed Partners II L.P., a Cayman Islands exempted limited partnership (“Buyer”), and Buyer’s wholly owned subsidiary, Accelmed Merger Sub, Inc., a Delaware corporation (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge with and into TearLab, with TearLab surviving the Merger as a wholly owned subsidiary of Buyer (the “Merger”). Upon completion of the Merger, shares of common stock, $0.001 par value per share, of TearLab (“TearLab Common Stock”) and shares of preferred stock, $0.001 par value per share, of TearLab (“TearLab Preferred Stock” and, together with TearLab Common Stock, “TearLab Capital Stock”) that are owned by certain affiliate funds of CRG L.P. (collectively with its affiliates, “CRG”), Buyer or Merger Sub or any of their respective direct or indirect Affiliates, or the Company (as treasury stock or otherwise) or any of its direct or indirect wholly owned Subsidiaries (collectively the “Cancelled Shares”) shall automatically be cancelled for no consideration. TearLab Common Stock and TearLab Preferred Stock issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”), except for the Cancelled Shares and shares held by stockholders who properly exercise and perfect their dissenters’ rights prescribed in Section 262 of the Delaware General Corporation Law, as amended (the “DGCL”) for such shares (“Dissenting Shares”), will be cancelled and converted into the right to receive $0.0586 in cash per share, without interest and less any required withholding taxes (the “Merger Consideration”). A copy of the Merger Agreement is attached as Annex A to the accompanying information statement.

TearLab’s Board of Directors (the “Board”) unanimously (i) determined that the terms of the Merger Agreement, the Merger and the other transactions contemplated thereby are fair to, and in the best interests of, TearLab and its stockholders, (ii) approved, adopted and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and (iii) recommended that TearLab’s stockholders approve and adopt the Merger Agreement, the transactions contemplated thereby and the Merger.

The approval and adoption of the Merger Agreement by TearLab’s stockholders required the affirmative vote or written consent of TearLab stockholders holding a majority of the outstanding shares of TearLab Common Stock and TearLab Preferred Stock voting together as a single class on an as-converted basis. On May 13, 2020, TearLab stockholders holding approximately 50.1% of the outstanding shares of TearLab Common Stock and TearLab Preferred Stock on an as-converted basis, including CRG (the “Voting Stockholders”), executed and delivered a written consent (the “Written Consent”) adopting and approving the Merger Agreement and the transactions contemplated thereby. The Written Consent became effective on the applicable record date of May 18, 2020. This information statement constitutes official notice of action by non-unanimous written consent of TearLab stockholders under Section 228(e) of the DGCL.

As a result, no action by any other TearLab stockholder is required to adopt the Merger Agreement. The consummation of the Merger remains subject to the satisfaction or waiver of the conditions provided for in the Merger Agreement, including, without limitation, the absence of a material adverse effect with respect to TearLab between the execution of the Merger Agreement and no early termination of the Merger Agreement in accordance with its terms. See “The Merger Agreement—Conditions to Completion of the Merger” on page 31 below for a description of the conditions provided for in the Merger Agreement and “The Merger Agreement—Termination of the Merger Agreement” on page 33 below for a description of the termination provisions provided for in the Merger Agreement.

TearLab has not solicited, and does not expect to solicit, your approval and adoption of the Merger Agreement and does not intend to call a stockholders’ meeting for purposes of voting on the approval and adoption of the Merger Agreement. Accordingly, your vote in favor of or consent to the approval and adoption of the Merger Agreement is not required and is not being requested.

The Merger will not be completed until at least 20 calendar days after the date this information statement is mailed to TearLab stockholders.

Under Section 262 of the DGCL (“Section 262”), if the Merger is completed, subject to compliance with the requirements of Section 262, holders of shares of TearLab Capital Stock who did not execute and deliver the Written Consent or otherwise vote in favor of or consent to the Merger will have appraisal rights. Such holders of shares of TearLab Capital Stock may, subject to certain conditions and upon the proper exercise of their appraisal rights, become entitled to be paid cash for the “fair value” of their shares of TearLab Capital Stock, as determined by the Court of Chancery of the State of Delaware (the “Court”), together with interest, if any, as determined by the Court, in lieu of the consideration set forth in the Merger Agreement. This information statement constitutes official notice of appraisal rights under Section 262, a copy of which is attached as Annex B. In order to exercise your appraisal rights, you must, within twenty days after the mailing of the this notice and information statement, or [●], 2020, submit a written demand for appraisal of your shares, which written demand must comply precisely with other procedures set forth in Section 262, which are summarized in the accompanying information statement.

We encourage you to read the entire information statement carefully because it sets forth the details of the Merger and the other transactions contemplated by the Merger Agreement as well as other important information.

By order of the Board,

/s/ Seph Jensen
Seph Jensen
Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

-i-

SUMMARY TERM SHEET

The following summary highlights selected information from this information statement and may not contain all of the information that is important to you. Accordingly, we encourage you to read carefully this entire information statement, its annexes and the documents referred to in this information statement. Each item in this summary includes a page reference directing you to a more complete description of that item in this information statement. You may obtain the information incorporated by reference into this information statement by following the instructions under “Where You Can Find More Information” beginning on page 39.

Unless we otherwise indicate or unless the context requires otherwise: all references in this information statement to the “Company,” “TearLab,” “we,” “our” and “us” refer to TearLab Corporation; all references to “Buyer” refer to Accelmed Partners II L.P.; all references to “Merger Sub” refer to Accelmed Merger Sub, Inc.; all references to the “Merger Agreement” refer to the Agreement and Plan of Merger, dated as of May 11, 2020, among Buyer, Merger Sub and TearLab, as it may be amended from time to time, a copy of which is attached as Annex A to this information statement; all references to the “Merger” refer to the merger contemplated by the Merger Agreement; all references to “TearLab Common Stock” refer to TearLab’s common stock, $0.001 par value per share; all references to “TearLab Preferred Stock” refer to TearLab’s preferred stock, $0.001 par value per share; and all references to the “Merger Consideration” refer to the per share merger consideration of $0.0586 in cash, without interest and subject to deduction for any required withholding taxes, contemplated to be received by the holders of TearLab Common Stock and TearLab Preferred Stock pursuant to the Merger Agreement.

THE PARTIES TO THE MERGER (page 7)

TearLab Corporation

TearLab Corporation, a Delaware corporation, develops and markets lab-on-a-chip technologies that enable eye care practitioners to improve standard of care by objectively testing for disease bio-markers in tears at the point-of-care. The TearLab Osmolarity Test, to aid in the diagnosis Dry Eye Disease, is the first assay developed for the award-winning TearLab Osmolarity System. TearLab’s principal executive office is located at 150 La Terraza Blvd., Ste 101, Escondido, CA 92025, and our telephone number is 1-855-832-7522. Shares of TearLab Common Stock are quoted on the OTCQB under the symbol “TEAR.”

For more information about TearLab, please visit our website at www.tearlab.com. Our website address is provided as an inactive textual reference only. The information on our website is not incorporated into, and does not form a part of, this information statement. Detailed descriptions about TearLab’s business and financial results are contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed on March 6, 2020, and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019 filed on November 8, 2019, which are incorporated by reference in this information statement. See “Where You Can Find More Information” beginning on page 39.

Accelmed Partners II L.P.

Accelmed Partners II L.P., a Cayman Islands excepted limited partnership, is a private equity fund focused on investments in commercial stage HealthTech companies. Buyer’s principal executive office is located at 400 Madison Avenue, Suite 9B, New York, NY 10017, and its telephone number is 1-212-554-4601.

Accelmed Merger Sub, Inc.

Accelmed Merger Sub, Inc., a Delaware corporation, is a wholly owned subsidiary of Buyer. Merger Sub is newly formed, and was organized solely for the purpose of consummating the Merger. Merger Sub has not engaged in any business activities to date and has no material assets or liabilities of any kind, other than those incident to its formation and those related to the Merger. Merger Sub’s principal executive office is located at 400 Madison Avenue, Suite 9B, New York, NY 10017, and its telephone number is 1-212-554-4601.

THE MERGER (page 7)

On May 11, 2020, TearLab entered into the Merger Agreement with Buyer and Merger Sub. Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into TearLab, with TearLab continuing as the surviving corporation (the “Surviving Corporation”). As a result, TearLab will become a wholly owned subsidiary of Buyer following the Effective Time. At the Effective Time of the Merger:

●	each share of TearLab Common Stock and TearLab Preferred Stock issued and outstanding (other than (i) Cancelled Shares and (ii) Dissenting Shares) immediately prior to the Effective Time, will be cancelled and converted automatically into the right to receive the Merger Consideration;

●	each option to purchase shares of TearLab Common Stock granted under the TearLab Corporation 2002 Stock Incentive Plan, as amended on June 23, 2017, or any other agreement under which options to purchase shares of TearLab Common Stock have been issued (each, a “Stock Option”), whether or not then vested or exercisable, shall be, without any action on the part of Buyer, Merger Sub, the Company or any optionholder, cancelled and each optionholder shall cease to have any rights with respect thereto; and

●	each warrant to purchase shares of TearLab Common Stock (each, a “Company Warrant”) shall have been cancelled and terminated and of no further force and effect.

REASONS FOR THE MERGER (page 11)

After consideration of various factors as discussed under “The Merger—Reasons for the Merger” beginning on page 11, TearLab’s Board of Directors (the “Board”) unanimously (i) determined that the terms of the Merger Agreement, the Merger and the other transactions contemplated thereby are fair to, and in the best interests of, TearLab and its stockholders, (ii) approved, adopted and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and (iii) recommended that TearLab’s stockholders approve and adopt the Merger Agreement, the transactions contemplated thereby and the Merger.

For a discussion of the material factors considered by our Board in reaching its conclusions, see “The Merger—Reasons for the Merger” beginning on page 11.

OPINION OF FINANCIAL ADVISOR (page 13)

The Company engaged Ladenburg Thalmann & Co. Inc. (“Ladenburg”) as the Company’s financial advisor in connection with the Merger. As part of this engagement, Ladenburg delivered an opinion, dated May 8, 2020, to the Board that, on the date of such opinion, the Merger Consideration of $0.0586 per share is fair, from a financial point of view, to the Company’s stockholders.

The full text of Ladenburg’s written opinion is attached as Annex B to this information statement and sets forth, among other things, the procedures followed, assumptions made, factors considered and qualifications and limitations on the review undertaken by Ladenburg in connection with its opinion.

REQUIRED APPROVAL OF THE MERGER; TEARLAB STOCKHOLDER CONSENT (page 7)

The approval and adoption of the Merger Agreement by TearLab’s stockholders required the affirmative vote or written consent of TearLab stockholders holding a majority of the outstanding shares of TearLab Common Stock and TearLab Preferred Stock voting together as a single class on an as-converted basis. On May 13, 2020, TearLab stockholders holding approximately 50.1% of the outstanding shares of TearLab Common Stock and TearLab Preferred Stock on an as-converted basis, including CRG (the “Voting Stockholders”), executed and delivered a written consent (the “Written Consent”) adopting and approving the Merger Agreement and the transactions contemplated thereby. The Written Consent became effective on the applicable record date of May 18, 2020. As of the record date of May 18, 2020, there were 24,410,766 shares of TearLab Common Stock outstanding and no shares of TearLab Preferred Stock outstanding.

As a result, no action by any other TearLab stockholder is required to adopt the Merger Agreement. The consummation of the Merger remains subject to the satisfaction of the conditions provided for in the Merger Agreement, including, without limitation, the absence of a material adverse effect with respect to TearLab between the execution of the Merger Agreement and no early termination of the Merger Agreement in accordance with its terms. See “The Merger Agreement—Conditions to Completion of the Merger” on page 31 below for a description of the conditions provided for in the Merger Agreement and “The Merger Agreement—Termination of the Merger Agreement” on page 33 below for a description of the termination provisions provided for in the Merger Agreement.

TearLab has not solicited, and does not expect to solicit, your approval and adoption of the Merger Agreement and does not intend to call a stockholders’ meeting for purposes of voting on the approval and adoption of the Merger Agreement. Accordingly, your vote in favor of or consent to the approval and adoption of the Merger Agreement is not required and is not being requested.

The Merger will not be completed until at least 20 calendar days after the date this information statement is mailed to TearLab stockholders.

CONDITIONS TO COMPLETION OF THE MERGER (page 31)

The obligations of the parties to the Merger Agreement are subject to a number of conditions as described under “The Merger Agreement—Conditions to Completion of the Merger” beginning on page 31.

TERMINATION OF THE MERGER AGREEMENT (page 33)

The Merger Agreement may be terminated at any time upon the mutual written consent of TearLab and Buyer. Other circumstances under which TearLab or Buyer may terminate the Merger Agreement are described under “The Merger Agreement—Termination of the Merger Agreement” beginning on page 33.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO TEARLAB’S STOCKHOLDERS (page 19)

For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined in “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to TearLab’s Stockholders”) in exchange for such U.S. Holder’s shares of common stock in the merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the merger and such U.S. Holder’s adjusted tax basis in the shares of common stock surrendered in the merger. See “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to TearLab’s Stockholders” on page 19 of this information statement for a more detailed explanation of the tax consequences of the Merger. We urge you to consult with your own tax advisor as to the particular tax consequences to you of the Merger.

PROCEDURES FOR RECEIVING MERGER CONSIDERATION (page 23)

As soon as reasonably practicable after the Effective Time, a paying agent appointed by Buyer will mail a letter of transmittal and instructions to TearLab stockholders of record as of the Effective Time (other than holders of Dissenting Shares and Cancelled Shares). The letter of transmittal and instructions will tell you how to surrender your stock certificates in exchange for the Merger Consideration. You should not forward your stock certificates to the paying agent without a letter of transmittal. If you hold your shares of TearLab Common Stock in book-entry, the paying agent must receive an “agent’s message” (or such other evidence of transfer as may be reasonably requested by the paying agent).

If your shares are held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee as to how to effect the surrender of your “street name” shares in exchange for the per share Merger Consideration.

APPRAISAL RIGHTS (page 34)

Under Section 262 of the DGCL (“Section 262”), if the Merger is completed, subject to compliance with the requirements of Section 262, holders of shares of TearLab Capital Stock who did not execute and deliver the Written Consent or otherwise vote in favor of or consent to the Merger will have appraisal rights. Such holders of shares of TearLab Capital Stock may, subject to certain conditions and upon the proper exercise of their appraisal rights, become entitled to be paid cash for the “fair value” of their shares of TearLab Capital Stock, as determined by the Court of Chancery of the State of Delaware (the “Court”), together with interest, if any, as determined by the Court, in lieu of the consideration set forth in the Merger Agreement. This information statement constitutes official notice of appraisal rights under Section 262, a copy of which is attached as Annex C. In order to exercise your appraisal rights, you must, within twenty days after the mailing of the this notice and information statement, submit a written demand for appraisal of your shares, which written demand must comply precisely with other procedures set forth in Section 262, which are summarized in this information statement on page 34. Failure to follow the procedures set forth in Section 262 will result in the loss of appraisal rights.

AMENDMENT TO LOAN AGREEMENT (page 37)

On May 11, 2020, concurrently with the execution of the Merger Agreement, TearLab entered into a Consent and Amendment No. 9 (the “Amendment”) to its Term Loan Agreement, dated as of March 4, 2015, as amended by the Omnibus Amendment Agreement, dated as of April 2, 2015, Amendment 2, dated as of August 6, 2015, Amendment 3, dated as of December 31, 2015, Amendment 4, dated as of April 7, 2016, Amendment 5, dated as of October 12, 2017, Amendment 6, dated as of April 4, 2018, Amendment 7, dated as of November 12, 2018, and Amendment 8, dated as of October 4, 2019, by and among TearLab, certain of its subsidiaries from time to time party thereto as guarantors and certain affiliate funds of CRG L.P. (collectively, “CRG”) as lenders (the “Loan Agreement”). The Amendment provides for the CRG’s consent to the transactions contemplated in connection with the Merger. Pursuant to the Amendment and the related Trigger Exchange Agreement described below, TearLab prepaid on May 11, 2020 $694,417.68 in aggregate principal of the loans outstanding under the Loan Agreement by issuing to CRG 11,850,131 shares of TearLab Common Stock in exchange for and satisfaction of such partial principal prepayment.

The foregoing summary of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment (including the form of amended Loan Agreement attached thereto), attached to this information statement as Annex D and incorporated herein by reference.

TRIGGER EXCHANGE AGREEMENT (page 37)

On May 11, 2020, TearLab entered into a Trigger Exchange Agreement (the “Trigger Exchange Agreement”) with the lenders under the Loan Agreement. Immediately following the signing of the Merger Agreement, pursuant to the Trigger Exchange Agreement, the Company prepaid $694,417.68 in aggregate principal of the loans outstanding under the Loan Agreement by issuing to the lenders thereunder 11,850,131 shares of TearLab Common Stock in exchange for and satisfaction of such partial principal prepayment, at a price per share equal to $0.0586.

The foregoing summary of the Trigger Exchange Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Trigger Exchange Agreement, attached to this information statement as Annex E and incorporated herein by reference.

QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers are intended to address briefly some commonly asked questions regarding the Merger. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this information statement, the annexes to this information statement and the documents referred to or incorporated by reference in this information statement.

Q.	WHAT IS THE PROPOSED TRANSACTION?

A.	The proposed transaction is the acquisition of TearLab by Buyer pursuant to the Merger Agreement. Upon the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into TearLab, with TearLab being the Surviving Corporation and becoming a wholly owned subsidiary of Buyer.

Q.	IF THE MERGER IS COMPLETED, WHAT WILL I RECEIVE FOR MY SHARES OF TEARLAB CAPITAL STOCK?

A.

If the Merger is completed you will be entitled to receive, for each share of TearLab Common Stock or TearLab Preferred Stock issued and outstanding (other than (i) Cancelled Shares and (ii) Dissenting Shares) immediately prior to the Effective Time, the Merger Consideration, unless you properly exercise and perfect your appraisal rights prescribed in Section 262 of the DGCL for your shares of TearLab Common Stock or TearLab Preferred Stock.

After the consummation of the Merger, a paying agent appointed by Buyer will send you a letter of transmittal. The per share Merger Consideration will be delivered to you once you submit the letter of transmittal together with your properly endorsed stock certificates, if applicable, and any other required documentation. If you hold your shares of TearLab Common Stock in book-entry, the paying agent must receive an “agent’s message” (or such other evidence of transfer as may be reasonably requested by the paying agent). See “The Merger Agreement—Surrender of Share Certificates or Book-Entry Shares; Payment of Merger Consideration; Lost Certificates” on page 25 of this information statement.

Q	IF THE MERGER IS COMPLETED, WHAT WILL I RECEIVE FOR MY OPTIONS TO PURCHASE SHARES OF TEARLAB COMMON STOCK?

A.	If the Merger is completed, then at the Effective Time, each Stock Option that is outstanding and unexercised immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, without any action on the part of Buyer, Merger Sub, the Company or any optionholder, cancelled and each optionholder shall cease to have any rights with respect thereto.

Q.	WILL THE PER SHARE MERGER CONSIDERATION THAT I RECEIVE IN THE MERGER INCREASE IF TEARLAB’S RESULTS OF OPERATIONS IMPROVE OR IF THE PRICE OF TEARLAB’S COMMON STOCK INCREASES ABOVE THE CURRENT PER SHARE MERGER CONSIDERATION?

A.	No. The per share Merger Consideration is fixed.

Q.	WHEN IS THE MERGER EXPECTED TO BE COMPLETED?

A.	Under applicable securities regulations, the Merger cannot be completed until at least 20 calendar days after we mail this information statement to TearLab’s stockholders. We expect the Merger to occur on or about [●], 2020, or as promptly as practicable thereafter.

Q.	WHAT HAPPENS IF THE MERGER IS NOT CONSUMMATED?

A.	If the Merger is not completed for any reason, TearLab stockholders will not receive any payment for their TearLab shares in connection with the Merger. Instead, TearLab will remain a publicly traded company and the TearLab Common Stock will continue to be quoted on the OTCQB.

Q.	WHY DID I RECEIVE THIS INFORMATION STATEMENT?

A.	Provisions of the DGCL and applicable federal securities regulations require us to provide you with information regarding the Merger, even though your vote or consent is neither required nor requested to complete the Merger.

Q.	WHY AM I NOT BEING ASKED TO VOTE ON THE MERGER?

A.	The approval and adoption of the Merger Agreement by TearLab’s stockholders required the affirmative vote or written consent of TearLab stockholders holding a majority of the outstanding shares of TearLab Common Stock and TearLab Preferred Stock voting together as a single class on an as-converted basis. On May 13, 2020, the Voting Stockholders holding approximately 50.1% of the outstanding shares of TearLab Common Stock and TearLab Preferred Stock on an as-converted basis executed and delivered the Written Consent adopting and approving the Merger Agreement and the transactions contemplated thereby. The Written Consent became effective on the applicable record date of May 18, 2020. As a result, no action by any other TearLab stockholder is required to adopt the Merger Agreement.

Q.	WHAT IS THE RECOMMENDATION OF OUR BOARD REGARDING THE MERGER AGREEMENT?

A.	Our Board unanimously (i) determined that the terms of the Merger Agreement, the Merger and the other transactions contemplated thereby are fair to, and in the best interests of, TearLab and its stockholders, (ii) approved, adopted and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and (iii) recommended that TearLab’s stockholders approve and adopt the Merger Agreement, the transactions contemplated thereby and the Merger. To review our Board’s determinations, see “The Merger—Reasons for the Merger” beginning on page 11 of this information statement.

Q.	AM I ENTITLED TO APPRAISAL RIGHTS?

A.	Yes, all TearLab stockholders other than those who executed and delivered the Written Consent or who otherwise voted in favor of or consented to the approval of the Merger are entitled to appraisal rights in accordance with the procedures specified in Section 262 of the DGCL in connection with the Merger. For additional information on your appraisal rights, see page 34 of this information statement.

Q.	SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A.	No. After the Merger is completed, you will receive a letter of transmittal with detailed instructions for exchanging your TearLab stock certificates for the per share Merger Consideration. If you hold your shares of TearLab Common Stock in book-entry, the paying agent must receive an “agent’s message” (or such other evidence of transfer as may be reasonably requested by the paying agent). If your TearLab shares are held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee as to how to effect the surrender of your “street name” shares in exchange for the per share Merger Consideration. Please do not send your certificates in now.

Q.	WHAT ARE THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

A.	For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined in “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to TearLab’s Stockholders”) in exchange for such U.S. Holder’s shares of common stock in the merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the merger and such U.S. Holder’s adjusted tax basis in the shares of common stock surrendered in the merger. See “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to TearLab’s Stockholders” on page 19 of this information statement for a more detailed explanation of the tax consequences of the Merger. We urge you to consult with your own tax advisor as to the particular tax consequences to you of the Merger.

Q.	WHAT HAPPENS IF I SELL MY SHARES BEFORE COMPLETION OF THE MERGER?

A.	If you transfer your shares of TearLab Common Stock or TearLab Preferred Stock prior to the completion of the Merger, you will have transferred the right to receive the Merger Consideration to be received by TearLab’s stockholders in the Merger. In order to receive the Merger Consideration, you must hold your shares through completion of the Merger.

Q.	WHERE CAN I FIND MORE INFORMATION ABOUT TEARLAB?

A.	TearLab files periodic reports and other information with the Securities and Exchange Commission (the “SEC”). The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about TearLab that TearLab files electronically with the SEC. For a more detailed description of the information available, please refer to the section entitled “Where You Can Find More Information” on page 39 of this information statement.

Q.	WHO CAN HELP ANSWER MY QUESTIONS?

A.	If you have questions about the Merger after reading this information statement, please contact our investor relations representative, James Salierno of The Ruth Group, at (646) 536-7028 / 7038 or jsalierno@theruthgroup.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This information and the documents to which we refer you in this information contain forward-looking statements about TearLab’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of TearLab for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include:

●	the failure to satisfy any of the conditions to the consummation of the proposed transaction;

●	the risk that the Merger may not be completed in a timely manner or at all;

●	the effect of the announcement or pendency of the proposed transaction on TearLab’s business relationships, operating results and business generally;

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

●	risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction;

●	risks related to diverting management’s attention from TearLab’s ongoing business operations;

●	the outcome of any legal proceedings that may be instituted against us related to the Merger Agreement or the proposed transaction;

●	unexpected costs, charges or expenses resulting from the proposed transaction; and

●	other risks described in TearLab’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

We believe that the assumptions on which our forward-looking statements are based are reasonable. However, we cannot assure you that the actual results or developments we anticipate will be realized or, if realized, that they will have the expected effects on our business or operations. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this information statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this information statement or the date of any document referred to in this document. Except as required by applicable law or regulation, we do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

THE PARTIES TO THE MERGER

TearLab Corporation

TearLab Corporation, a Delaware corporation, develops and markets lab-on-a-chip technologies that enable eye care practitioners to improve standard of care by objectively testing for disease bio-markers in tears at the point-of-care. The TearLab Osmolarity Test, to aid in the diagnosis Dry Eye Disease, is the first assay developed for the award-winning TearLab Osmolarity System. TearLab’s principal executive office is located at 150 La Terraza Blvd., Ste 101, Escondido, CA 92025, and our telephone number is 1-855-832-7522. Shares of TearLab Common Stock are quoted on the OTCQB under the symbol “TEAR.”

For more information about TearLab, please visit our website at www.tearlab.com. Our website address is provided as an inactive textual reference only. The information on our website is not incorporated into, and does not form a part of, this information statement. Detailed descriptions about TearLab’s business and financial results are contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed on March 6, 2020, and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019 filed on November 8, 2019, which are incorporated by reference in this information statement. See “Where You Can Find More Information” beginning on page 39.

Accelmed Partners II L.P.

Accelmed Partners II L.P., a Cayman Islands excepted limited partnership, is a private equity fund focused on investments in commercial stage HealthTech companies. Buyer’s principal executive office is located at 400 Madison Avenue, Suite 9B, New York, NY 10017, and its telephone number is 1-212-554-4601.

Accelmed Merger Sub, Inc.

Accelmed Merger Sub, Inc., a Delaware corporation, is a wholly owned subsidiary of Buyer. Merger Sub is newly formed, and was organized solely for the purpose of consummating the Merger. Merger Sub has not engaged in any business activities to date and has no material assets or liabilities of any kind, other than those incident to its formation and those related to the Merger. Merger Sub’s principal executive office is located at 400 Madison Avenue, Suite 9B, New York, NY 10017, and its telephone number is 1-212-554-4601.

THE MERGER

The following is a description of the material aspects of the Merger. While we believe that the following description covers the material terms of the Merger, the description may not contain all of the information that may be important to you. The discussion of the Merger in this information statement is qualified in its entirety by reference to the Merger Agreement, which is attached to this information statement as Annex A and incorporated by reference into this information statement. We encourage you to read carefully this entire information statement, including the Merger Agreement, for a more complete understanding of the Merger.

OVERVIEW

Subject to the terms and conditions of the Merger Agreement and in accordance with the DGCL, at the time of the Merger, Merger Sub will merge with and into TearLab, with TearLab continuing as the Surviving Corporation and a wholly owned subsidiary of Buyer. The time of the acceptance of the certificate of merger by the Secretary of State of the State of Delaware, or such later time as is specified in the certificate of merger and as is agreed to by TearLab and Buyer, will be the Effective Time.

REQUIRED APPROVAL OF THE MERGER; TEARLAB STOCKHOLDER CONSENT

The Merger is being effected pursuant to the Merger Agreement by and among TearLab, Buyer and Merger Sub. The Board unanimously approved the Merger Agreement and the Merger at a meeting of the Board held on May 8, 2020.

The approval and adoption of the Merger Agreement by TearLab’s stockholders required the affirmative vote or written consent of TearLab stockholders holding a majority of the outstanding shares of TearLab Common Stock and TearLab Preferred Stock voting together as a single class on an as-converted basis. On May 13, 2020, the Voting Stockholders executed and delivered the Written Consent adopting and approving the Merger Agreement and the transactions contemplated thereby. The Written Consent became effective on the applicable record date of May 18, 2020. As of the record date of May 18, 2020, there were 24,410,766 shares of TearLab Common Stock outstanding and no shares of TearLab Preferred Stock outstanding. As a result, no action by any other TearLab stockholder is required to adopt the Merger Agreement.

TearLab has not solicited, and does not expect to solicit, your approval and adoption of the Merger Agreement and does not intend to call a stockholders’ meeting for purposes of voting on the approval and adoption of the Merger Agreement. Accordingly, your vote in favor of or consent to the approval and adoption of the Merger Agreement is not required and is not being requested.

BACKGROUND OF THE MERGER

Our Board and management team regularly evaluate our business and operations, long-term strategic goals and alternatives, and prospects for partnerships and other strategic transactions. Our Board and management team recognize that we operate in an industry that is rapidly evolving and highly competitive. In addition, given our size and the fact that the TearLab Common Stock is traded on the over-the-counter system, and not listed on a stock exchange, there is limited liquidity in the trading of TearLab Common Stock. Accordingly, from time to time, we have considered strategic opportunities for TearLab.

At the direction of our Board, we have regularly explored multiple strategic alternatives and held discussions internally, with advisors, and with other third parties with the goal of finding strategies to maximize TearLab stockholder value, including potential sale transactions. In connection with such efforts, since 2017, TearLab or its advisors have approached numerous potential counterparties, both strategic and financial sponsors, and have engaged in some level of discussions with more than 30 potential counterparties (including Buyer). While TearLab did receive varying levels of interest, the potential counterparties ultimately declined to proceed as a result of its product, financial and business due diligence, as well as TearLab’s existing indebtedness owing to CRG.

In September 2019, TearLab determined that it would be in default of the Loan Agreement by the first quarter of 2020. Thereafter, TearLab engaged CRG in discussions regarding potential alternatives going forward. At that time, TearLab considered filing for bankruptcy, but the Board ultimately determined, with support from CRG, to pursue a strategic transaction that would deliver value to TearLab’s stockholders to the extent practicable.

On December 16, 2019, CRG proposed a potential transaction whereby CRG would acquire TearLab, with the merger consideration to be subject to due diligence. On the same date, Lior Shav, a representative of Buyer, expressed to Seph Jensen, the Chief Executive Officer of TearLab, that Buyer was interested in evaluating an investment in TearLab.

On December 17, 2019, the Board held a telephonic meeting to discuss the proposal from CRG and the renewed interest in an investment in TearLab by Buyer. After considering the terms of CRG’s proposal and the risks of pursuing any alternative transactions in light of the prior processes, including with other counterparties, the Board authorized Mr. Jensen and Michael Marquez, the Chief Financial Officer of TearLab, to negotiate with CRG regarding their proposal and to evaluate the interest from Buyer.

Over the course of December 2019 and January 2020, TearLab, Buyer and CRG engaged in discussions to explore a potential transaction and began to evaluate a transaction to which TearLab, Buyer and CRG could all agree.

On February 12, 2020, Buyer submitted an initial term sheet to TearLab, which provided that Buyer would acquire TearLab in a reverse triangular merger for $1 million in cash in the aggregate. The term sheet also contemplated other material terms and conditions, including that (i) TearLab’s transaction expenses not exceed $1.5 million, (ii) TearLab have net cash in excess of $7 million at the consummation of the transaction. Additionally, the term sheet contemplated that TearLab would amend the Loan Agreement between TearLab and CRG to modify certain financial terms following consummation of the Merger and to provide for the prepayment of certain indebtedness thereunder upon execution of a definitive merger agreement through the issuance of TearLab Common Stock, which shares CRG would vote in favor of the transaction contemplated by the Term Sheet, and the prepayment of certain indebtedness upon the consummation of the Merger.

On February 18, 2020, the Board held a telephonic meeting to discuss Buyer’s term sheet. The Board discussed the conversations with CRG and Buyer leading up to receipt of the term sheet, the risks in pursuing a transaction with a third party versus filing for bankruptcy, and the terms proposed by Buyer in the term sheet. The Board also discussed TearLab’s current compliance status under the covenants of the Loan Agreement and the relative risks and benefits of pursuing the transaction in comparison to the anticipated benefits of the transaction, including considerations of the Board’s fiduciary obligations to all parties under applicable law and the relative risks and upside of the Company’s potential alternatives. After such discussions, the Board approved of continuing negotiations with CRG and Buyer for a transaction on substantially the terms proposed and authorized Messrs. Jensen and Marquez to respond to CRG and Buyer with revisions to the term sheet, with a particular focus on providing a clear premium to the stock price and the treatment and definition of transaction expenses. On the same date, TearLab delivered a revised term sheet to Buyer, replacing the $1 million cash consideration with a price per share equal to 150% of the 90-day volume weighted average price per share of TearLab Common Stock, removing legal fees from the $1.5 million limit on TearLab’s transaction expenses, and reducing the required cash balance at the consummation of the transaction from $7 million to $6 million.

On February 21, 2020, Buyer sent TearLab a revised term sheet, reducing the merger consideration to 120% of the volume weighted average price per share of TearLab Common Stock at the time of the execution of the term sheet, revising the transaction expense limit such that the aggregate merger consideration, together with TearLab’s transaction expenses, not exceed $3 million, and increasing the required cash balance at the consummation of the transaction to be $6.5 million.

On February 25, 2020, TearLab sent Buyer a revised term sheet, increasing the merger consideration to 130% of the volume weighted average price per share of TearLab Common Stock at the time of the execution of the term sheet.

On February 28, 2020, Buyer delivered to TearLab a revised term sheet to clarify the language contained in the term sheet, but without materially changing the terms proposed by TearLab, including to add that the fees and expenses payable to TearLab’s financial advisor in connection with delivering a fairness opinion may not exceed $150,000.

On March 2, 2020, the Board held a telephonic meeting to discuss the terms of the revised term sheet. After such discussion, the Board authorized TearLab’s management team to execute the term sheet and proceed with negotiation of the transaction documents. On the same date, Buyer and TearLab executed and delivered the term sheet, which included a price per share in cash equal to $0.0586.

Thereafter, TearLab and Buyer and their respective representatives and financial and legal advisors, including TearLab’s outside counsel, Wilson Sonsini Goodrich & Rosati, P.C. (“Wilson Sonsini”), and Buyer’s outside legal counsel, McDermott Will & Emery LLP (“McDermott”), participated in numerous due diligence sessions and information exchanges.

On March 9, 2020, TearLab engaged Ladenburg as a financial advisor to provide a fairness opinion on the merger consideration in the Merger. TearLab decided to engage Ladenburg because TearLab’s prior financial advisor declined to provide a fairness opinion within the budget constraint specified in the term sheet, and CRG’s portfolio companies had worked with Ladenburg in the past and CRG recommended to TearLab that Ladenburg would be able to provide the fairness opinion within such budget constraint.

On March 25, 2020, Buyer delivered to TearLab an initial draft of the Merger Agreement, which was generally consistent with the terms outlined in the Term Sheet. Additionally, the draft Merger Agreement contemplated that TearLab would deliver a written consent from TearLab’s stockholders adopting and approving the Merger Agreement and the Merger within 48 hours of the execution of the Merger Agreement (otherwise Buyer could terminate and TearLab would be required to pay a $500,000 termination fee) and contained a termination right in favor of Buyer in the event that, as a result of the circumstances related to the COVID-19 pandemic, Buyer determined in good faith the Merger became impracticable and paid to TearLab a $500,000 termination fee.

On March 30, 2020, Wilson Sonsini delivered a revised draft Merger Agreement to McDermott, which, among other things, significantly reduced the disclosure burden that would be required by TearLab and removed the proposed Buyer termination right with respect to COVID-19 and Buyer’s proposed termination right for failure to deliver a stockholder written consent within 48 hours and the related TearLab obligation to pay the $500,000 termination fee.

On April 1, 2020, representatives of Wilson Sonsini and McDermott held a telephonic discussion regarding the proposed terms of the revised draft Merger Agreement, including the substantial disclosure burden given TearLab’s constrained resources and the closing condition capping TearLab’s legal fees to $500,000, the termination right with respect to COVID-19 and Buyer’s proposal that TearLab obtain a stockholder written consent within 48 hours of execution of the Merger Agreement and the necessity to issue CRG shares in order to obtain the requisite vote on such timeline.

On April 6, 2020, representatives of Wilson Sonsini and Pepper Hamilton LLP, outside counsel to CRG (“Pepper”), held a telephonic discussion regarding the potential transaction, including the Amendment and the draft Merger Agreement.

On April 6, 2020, McDermott delivered a revised draft Merger Agreement to Wilson Sonsini, which reintroduced the substantial disclosure burden, the COVID-19 termination right, the stockholder written consent termination right, and the related $500,000 termination fees.

On April 9, 2020, representatives of Wilson Sonsini and McDermott held a telephonic discussion regarding the proposed terms of the revised draft Merger Agreement, including the substantial disclosure burden, the COVID-19 termination right, the stockholder written consent termination right, and the related $500,000 termination fees.

On April 10, 2020, Wilson Sonsini delivered to McDermott a revised draft Merger Agreement, which accepted Buyer’s COVID-19 termination right and related termination fee and the Buyer’s termination right with respect to the failure to deliver a stockholder written consent with 48 hours of execution of the Merger Agreement and related termination fee. The revised draft Merger Agreement again reduced the disclosure burden required by TearLab.

On April 16, 2020, representatives of Wilson Sonsini and McDermott held a telephonic discussion regarding the proposed terms of the revised draft Merger Agreement, including the substantial disclosure sought by Buyer and TearLab’s inability to prepare corresponding disclosure schedules in connection therewith. Upon conclusion, the parties agreed to modify the draft Merger Agreement to reduce the disclosure burden required by TearLab.

On April 17, 2020, Moore & Van Allen, outside counsel to CRG (“MVA”), delivered a draft of the Amendment to TearLab.

On April 21, 2020, McDermott delivered to Wilson Sonsini drafts of the proposed amendments to the employment agreements of Messrs. Jensen and Marquez.

On April 21, 2020, Pepper delivered to Wilson Sonsini a draft of the Trigger Exchange Agreement.

On April 21, 2020, McDermott communicated to Wilson Sonsini that Buyer would accept TearLab’s proposed representations and warranties, and corresponding disclosures, but that Buyer would require an additional closing condition or termination right that Buyer has completed legal due diligence to its satisfaction. Later that same day, Wilson Sonsini responded to McDermott that Buyer’s proposed diligence-related closing condition or termination right was unreasonable.

On April 23, 2020, Wilson Sonsini and McDermott again communicated regarding the proposed diligence-related closing condition and termination right, and Wilson Sonsini reiterated that TearLab was not willing to accept such a closing condition or termination right.

On April 24, 2020, Wilson Sonsini delivered a revised draft Trigger Exchange Agreement to Pepper.

On April 24, 2020, Messrs. Jensen and Shav engaged in a discussion regarding Buyer’s proposed diligence-related closing condition or termination right and Mr. Shav reiterated that such a provision was imperative for Buyer, but that Buyer would be willing to agree to reasonable circumstances in which such a closing condition or termination right would be implicated.

On April 26, 2020, Wilson Sonsini delivered to Pepper and MVA a revised draft Amendment.

On April 27, 2020, Wilson Sonsini communicated to McDermott that TearLab could accept a diligence-related termination right with appropriate limitations thereon. Over the course of the next several days, the parties engaged in further discussion and communications regarding the proposed diligence-related termination right.

On May 1, 2020, MVA delivered to Wilson Sonsini a revised draft Amendment.

On May 3, 2020, McDermott delivered to Wilson Sonsini a revised draft Merger Agreement. Over the course of the next several days, the parties continued to negotiate the terms of the Merger Agreement and agreed on a final form on May 8, 2020.

On May 4, 2020 and May 5, 2020, there was increased trading activity of TearLab Common Stock and the closing price per share of TearLab Common Stock increased from $0.03 per share to $0.04 per share and from $0.04 per share to $0.08 per share, respectively.

On May 6, 2020, Wilson Sonsini delivered to MVA and Pepper a revised draft Amendment. Over the course of the next few days, the parties exchanged drafts of the Amendment and reached mutual agreement with respect to a substantively final form on May 8, 2020.

On May 6, 2020, the trading activity of TearLab Common Stock increased substantially and the trading price of TearLab Common Stock reached an intraday high of $0.22 per share and closed at $0.13 per share.

On May 7, 2020, prior to the opening of trading of TearLab Common Stock, in response to the increase in the per share trading price of TearLab Common Stock and the increased trading activity and market rumors regarding TearLab, TearLab issued a press release confirming that it was engaged in advanced discussions regarding a potential business combination whereby TearLab would be acquired at a price per share equal to $0.0586. Thereafter, the trading price of TearLab Common Stock remained at or below $0.06 per share.

On May 8, 2020, after the close of trading of TearLab Common Stock, the Board held a telephonic meeting to consider the adoption and approval of the Merger Agreement, which was attended by all members of the Board, Mr. Marquez and representatives of Wilson Sonsini and Ladenburg. After brief introductory remarks, Messrs. Jensen and Marquez gave a summary of the transaction status and most recent negotiations with Buyer and CRG and discussion ensued. Representatives of Ladenburg then presented a summary of Buyer’s proposal to acquire TearLab for a price of $0.0586 per share in cash in comparison to Ladenburg’s financial analysis of TearLab and a detailed overview of such analysis. At the Board’s request, representatives of Ladenburg then rendered Ladenburg’s oral opinion, subsequently confirmed in writing, that, as of May 8, 2020, the $0.0586 merger consideration was fair, from a financial point of view, to TearLab’s stockholders. For more information about Ladenburg’s opinion, see the section of this information statement entitled “Opinion of Financial Advisor” beginning on page 13. Following such discussion and the receipt of Ladenburg’s oral opinion, representatives of Wilson Sonsini gave a presentation concerning the Board’s fiduciary duties in a sale transaction and in connection with the consideration of the proposed Merger and the related transaction agreements, including the proposed Merger Agreement, and summarized the material terms of the proposed Merger Agreement and the proposed Amendment, as well as other matters related to the proposed transactions, including the proposed issuance of shares of TearLab Common Stock to CRG pursuant to the proposed Trigger Exchange Agreement, which shares would be voted by CRG in favor of the proposed Merger Agreement and the proposed Merger. Representatives of Wilson Sonsini and Messrs. Jensen and Marquez also summarized the discussions that had occurred with Buyer regarding their proposed amended employment agreements and other related matters. A representative of Wilson Sonsini then provided an overview of the proposed resolutions approving the proposed Merger Agreement and the proposed Merger and, upon a motion duly made and seconded, the Board unanimously (i) determined that the terms of the Merger Agreement, the Merger and the other transactions contemplated thereby are fair to and in the best interests of TearLab’s stockholders, (ii) approved, adopted and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, (iii) directed that the Merger Agreement, the transactions contemplated thereby and the Merger be submitted to the stockholders of TearLab for adoption, and (iv) recommended the approval and adoption of the Merger Agreement, the transactions contemplated thereby and the Merger by TearLab’s stockholders.

On May 11, 2020, prior to the opening of trading of TearLab Common Stock, TearLab and Buyer executed and delivered the Merger Agreement and TearLab and CRG executed and delivered the Amendment and the Trigger Exchange Agreement. Thereafter, TearLab issued shares of TearLab Common Stock to CRG and issued a press release announcing the contemplated transactions, including the entry into the aforementioned agreements and the issuance of such shares.

On May 13, 2020, TearLab stockholders holding approximately 50.1% of the outstanding shares of TearLab Common Stock and TearLab Preferred Stock on an as-converted basis, including CRG, executed and delivered the Written Consent adopting and approving the Merger Agreement and the transactions contemplated thereby. The Written Consent became effective on May 18, 2020, the applicable record date.

RECOMMENDATION OF OUR BOARD

On May 8, 2020, at a meeting of the Board, our Board unanimously:

●	determined that the terms of the Merger Agreement, the Merger and the other transactions contemplated thereby are fair to and in the best interests of TearLab’s stockholders;

●	approved, adopted and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement;

●	directed that the Merger Agreement, the transactions contemplated thereby and the Merger be submitted to the stockholders of TearLab for adoption; and

●	recommended the approval and adoption of the Merger Agreement, the transactions contemplated thereby and the Merger by TearLab’s stockholders.

REASONS FOR THE MERGER

In evaluating the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, the Board consulted with management and outside counsel. In recommending that TearLab’s stockholders vote in favor of approval of the Merger Agreement and the transactions contemplated thereby, the Board considered a number of factors, including the following (which factors are not necessarily presented in order of relative importance):

●	the Board’s regular evaluation of TearLab’s business and operations, long-term strategic goals and alternatives, access to capital (whether debt or equity), direction, prospects for partnership and stand-alone value;

●	the Board’s regular evaluation of TearLab’s ability to pay its debts when they come due, including its secured indebtedness under the Loan Agreement between TearLab and CRG, as amended;

●	the likelihood of a potential bankruptcy or other insolvency event of TearLab in the absence of the Merger or other strategic transaction;

●	the Board recognizing that we operate in an industry that is rapidly evolving and highly competitive;

●	the Board’s familiarity with the business, operations, prospects, business strategy and assets of TearLab, including the competitive environment, the risks inherent in sales, marketing and distribution of existing products and solutions along with the risks associated with planned new product development and the current competitive situation facing TearLab;

●	the Board’s consideration of the low likelihood that any potential acquirers would engage in a transaction with TearLab with a value and contractual terms and conditions superior to those contained in the Merger Agreement, including in light of the other counterparties with which TearLab had discussions during prior processes;

●	the Board’s consideration of the current landscape of parties with a strategic fit and/or an understanding of (and expertise in) the industries in which TearLab operates, in consultation with senior management on such matters;

●	the Board’s consideration of the value, risk allocation, timing and other terms and conditions negotiated with Buyer, and that the Board’s conclusion that the acquisition by Buyer would be more favorable to the TearLab’s stockholders than any other strategic alternative reasonably available to TearLab, including continuing as an independent company or engaging in discussions with any other party regarding a potential transaction;

●	the fact that the all-cash Merger Consideration will provide certainty of value and liquidity to TearLab’s stockholders, while eliminating the effect of long-term business and execution risk to such stockholders;

●	the current financial market conditions and historical market prices, volatility and trading information with respect to TearLab Common Stock and the fact that TearLab Common Stock is traded on the over-the-counter system, and not listed on a stock exchange, thus having limited trading liquidity;

●	the Board’s determination that the Merger Consideration is the highest price Buyer is willing to pay for TearLab because the Merger Consideration was the result of thorough negotiations between the parties and the culmination of such negotiations;

●	the fact that Ladenburg rendered an opinion that, as of May 8, 2020, the Merger Consideration was fair, from a financial point of view, to TearLab’s stockholders;

●	the Board’s view that the Merger Agreement was the product of arm’s-length negotiation;

●	terms that enable TearLab to legally enforce Buyer’s obligations under the Merger Agreement, including its obligation to complete the Merger upon satisfaction or waiver of (and subject to) the conditions set forth in the Merger Agreement, subject to the termination provisions set forth therein;

●	the Board’s belief that the Merger creates the most beneficial value to the TearLab stockholders;

●	the fact that (i) TearLab was in noncompliance with the minimum revenue covenant under the Loan Agreement between TearLab and CRG, as amended, in 2019, and (ii) TearLab has insufficient capital to service the principal and interest repayment terms under the Loan Agreement between TearLab and CRG, as amended, in 2019, each as disclosed in TearLab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the substantial likelihood that TearLab would be unable to obtain further forbearances in connection therewith or to refinance or otherwise restructure such indebtedness;

●	uncertainties regarding future business conditions in the U.S. and global economies generally; and

●	that TearLab’s stockholders who meet certain conditions will be entitled to appraisal rights under the DGCL in connection with the Merger.

The Board also considered a variety of risks and other countervailing factors related to entering into the Merger Agreement and the transactions contemplated by the Merger Agreement, including:

●	the fact that the announcement and pendency of the Merger, or the failure to complete the Merger, could cause substantial harm to TearLab’s relationships with its employees (including making it more difficult to attract and retain key personnel and the possible loss of key management, technical, sales and other personnel), vendors, customers and commercial partners and may divert management and employees’ attention away from TearLab’s day-to-day business operations;

●	the fact that following completion of the Merger, TearLab will no longer exist as an independent public company and that, as the Merger Agreement provides for all-cash consideration, TearLab’s stockholders will not participate in any future earnings or growth of TearLab and will not benefit from any appreciation in value of TearLab;

●	the fact that any gain from an all-cash transaction such as the Merger will generally be taxable to TearLab’s U.S. Holders for U.S. federal income tax purposes;

●	the requirement that TearLab pay Buyer a termination fee of $500,000 under certain circumstances following termination of the Merger Agreement;

●	the fact that TearLab will incur substantial expenses related to the Merger regardless of whether it is completed and, if the Merger is not completed, other risks and costs to TearLab, including the diversion of management and employee attention, potential employee attrition, and the potential disruptive effect on business and customer relationships;

●	the restrictions on the conduct of TearLab’s business prior to the completion of the Merger, which require TearLab to, among other things, conduct its business in the ordinary course, to use its commercially reasonable efforts to maintain and preserve intact the current organization, business and franchise of TearLab and its subsidiaries, and to preserve the rights, franchises, goodwill and relationships of their respective employees, customers, lenders, suppliers, regulators and others having business relationships with TearLab and its subsidiaries, which may delay or prevent TearLab from undertaking business opportunities that may arise pending completion of the Merger;

●	that TearLab may be required to abandon or delay certain projects and business opportunities as a result of the pendency or completion of the Merger;

●	that the market’s perception of TearLab’s prospects could be adversely affected;

●	the risk of litigation arising in connection with of the Merger Agreement or the transactions contemplated by the Merger Agreement;

●	the fact that under the terms of the Merger Agreement, following receipt of the written consent of the Voting Stockholders necessary to adopt and approve the Merger Agreement and the Merger, TearLab is unable to terminate the Merger Agreement to enter into a transaction with respect to a superior transaction proposal;

●	the fact that the consummation of the Merger may be delayed or not occur at all, and our Board’s beliefs about the adverse impact such event would have on TearLab and its business, sales, operations and financial results, including any effect of a public announcement of termination of the Merger Agreement on the trading price of the TearLab Common Stock; and

●	that TearLab’s executive officers and directors may have interests in the Merger that are different from, or in addition to, those of TearLab’s other stockholders.

While our Board considered the potentially negative and potentially positive factors summarized above, it concluded that, overall, the potentially positive factors outweighed the potentially negative factors and collectively reached the conclusion to approve the Merger Agreement and the Merger.

The foregoing discussion of the factors considered by our Board is not intended to be exhaustive, but does set forth the principal factors considered by our Board. In view of the wide variety of factors considered by our Board in connection with its evaluation of the Merger and the complexity of these matters, our Board did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our Board. Rather, our Board made its recommendation based on the totality of information presented to and the investigation conducted by it. In considering the factors discussed above, individual directors may have given different weights to different factors. It should be noted that this explanation of the reasoning of our Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section entitled “Cautionary Note Regarding Forward-Looking Statements” beginning on page 6 of this information statement.

OUR BOARD APPROVED AND DECLARED ADVISABLE THE MERGER AGREEMENT AND THE MERGER, SUBJECT TO THE SATISFACTION OR WAIVER OF CERTAIN CONDITIONS DESCRIBED IN “THE MERGER AGREEMENT—CONDITIONS TO COMPLETION OF THE MERGER” BELOW, AND RECOMMENDED THAT TEARLAB’S STOCKHOLDERS ADOPT THE MERGER AGREEMENT.

OPINION OF FINANCIAL ADVISOR

TearLab retained Ladenburg to render a fairness opinion to the Board in connection with the Merger. On May 8, 2020, Ladenburg delivered its oral opinion, subsequently confirmed in a written opinion of the same date, to the Board that, based on and subject to the limitations and assumptions stated in the opinion, as of the date of the opinion, the Merger Consideration of $0.0586 per share was fair, from a financial point of view, to TearLab’s stockholders.

The full text of Ladenburg’s written opinion dated May 8, 2020 which contains the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B and is incorporated herein by reference. The summary of Ladenburg’s opinion is qualified in its entirety by reference to the full text of the opinion. You are urged to read the opinion in its entirety and this summary is qualified by reference to the written opinion. Ladenburg’s opinion addresses solely the fairness, from a financial point of view, to TearLab stockholders of the Merger Consideration price per share of $0.0586. As of the date of the opinion. Ladenburg’s opinion is for the use and benefit of the Board in connection with its consideration of the transaction. Ladenburg’s opinion may not be used by any other person, including the stockholders, lenders or creditors of TearLab or for any other purpose without Ladenburg’s prior written consent; provided however that Ladenburg has consented to the use of its opinion herein. Ladenburg’s opinion is not intended to and does not constitute an opinion or recommendation to any of TearLab’s stockholders as to how such stockholders should vote or act with respect to the transaction, should a vote of such stockholders be required, or any matter relating thereto. Ladenburg’s opinion should not be construed as creating any fiduciary duty on its part to any party to the transaction documents or any other person.

In arriving at its opinion, Ladenburg, among other things:

●	reviewed the transaction documents;

●	reviewed publicly available financial data of TearLab (obtained from SEC filings, S&P Capital IQ and Bloomberg);

●	reviewed the TearLab’s stock price and trading volume history;

●	discussed at length with the TearLab’s CFO the opportunities and challenges faced by the TearLab since fiscal year 2018;

●	discussed at length the terms of the transaction;

●	discussed at length with TearLab’s CFO the Company’s corporate history, historical financials and development of the Discovery™ System;

●	discussed at length with TearLab’s CFO the Company’s relationship with CRG and debt history since March 2015;

●	discussed at length with TearLab’s CFO the consequences of the Company being unable to service its debt including bankruptcy or foreclosure;

●	discussed at length with TearLab’s CFO the Company’s history in raising equity capital;

●	discussed at length with TearLab’s CFO the Company’s efforts to seek potential buyers or partnerships;

●	reviewed and discussed at length with TearLab’s CFO the financial model that was provided to Ladenburg, the operating assumptions underlying the financial model and the ability to meet those assumptions based on the transaction not being consummated;

●	reviewed and analyzed certain financial characteristics of publicly listed healthcare companies that declared bankruptcy;

●	reviewed and analyzed certain financial characteristics of publicly available equity financing transactions for companies deemed to have characteristics comparable to TearLab;

●	reviewed and analyzed TearLab’s current portion of long-term debt and TearLab’s ability to service its contractual obligations under the Loan Agreement;

●	reviewed and analyzed TearLab’s working capital needs and the ability to continue operations on a stand-alone basis; and

●	performed such other analyses and examinations as were deemed appropriate.

The following is a summary of the material analyses performed by Ladenburg in connection with the preparation of its fairness opinion, which was reviewed with, and formally delivered to, the Board at a meeting held on May 8, 2020. The preparation of analyses and a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of analysis and the application of those methods to the particular circumstances. Therefore, this summary does not purport to be a complete description of the analyses performed by Ladenburg or of its presentation to the Board on May 8, 2020.

This summary includes information presented in tabular format, which tables must be read together with the text of each analysis summary and considered as a whole in order to fully understand the analyses presented by Ladenburg. The tables alone do not constitute a complete summary of the analyses. The order in which these analyses are presented below, and the results of those analyses, should not be taken as an indication of the relative importance or weight given to these analyses by Ladenburg or the Board. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 8, 2020 and is not necessarily indicative of current market conditions.

Analyses

Ladenburg performed the following analyses in connection with rendering its opinion to the Board:

●	qualitative and quantitative review of TearLab;

●	selected comparable transactions; and

●	TearLab’s financial model.

Each of these analyses is summarized below.

Qualitative and Quantitative Review of TearLab

Ladenburg discussed at length with TearLab’s management team information, including but not limited to, TearLab’s historical and future operations, product development, working capital needs, ability to raise capital, efforts to sell TearLab, efforts to seek partnerships, debt amendment history, and other factors deemed important to the performance and viability of TearLab’s operations. The analysis also involved financial review of TearLab and the ability to generate cash flows to sustain ongoing operations, meet working capital needs and service outstanding debt.

Ladenburg reviewed TearLab’s stock performance and trading history for the period commencing May 7, 2019 and running to May 7, 2020.

TearLab Closing Stock Price Performance:

Period	Low	High	Mean
30 Day	$0.0201	$0.1300	$0.0357
60 Day	$0.0201	$0.1300	$0.0323
90 Day	$0.0201	$0.1300	$0.0353
180 Day	$0.0201	$0.1300	$0.0419
1 Year	$0.0201	$0.1300	$0.0572

The qualitative and quantitative review of TearLab was used by Ladenburg as a consideration to evaluate the viability of TearLab’s operations and historical equity value.

Selected Comparable Transactions

Ladenburg reviewed selected financial data of TearLab and the proposed transaction and compared such data to corresponding financial data of companies and transactions that Ladenburg deemed comparable for purposes of its analysis.

Bankruptcy Comparable Transactions:

For the selected bankruptcy comparable transaction analysis, Ladenburg compared certain financial characteristics of healthcare companies trading on a U.S. national exchange or OTC markets that announced bankruptcy in calendar year 2019.

Market Cap / Debt:

	Market Cap	Debt	Market Cap / Debt
25th Percentile	$7.4 million	$25.8 million	227%
Median	$9.2 million	$38.5 million	423%
75th Percentile	$18.0 million	$49.0 million	807%

TearLab Corporation	$0.75 million	$38.0 million	4,942%

Private Placement Comparable Transactions:

For the selected private placement comparable transaction analysis, Ladenburg examined the financial characteristics of sub $5,000,000 market cap healthcare companies trading on a U.S. national exchange or OTC markets and that raised equity capital in a private placement from January 1, 2019 to May 7, 2020. Ladenburg examined transactions that were deemed to be dilutive to existing stockholders.

Market Cap / Debt:

	Market Cap	Debt	Market Cap / Debt
25th Percentile	$1.5 million	$1.0 million	63%
Median	$1.7 million	$7.4 million	421%
75th Percentile	$2.1 million	$12.3 million	583%

TearLab Corporation	$0.75 million	$38.0 million	4,942%

Transaction Summary:

	Offering Price Discount	Gross Proceeds	Proceeds / Market Cap
25th Percentile	-64%	$7.7 million	500%
Median	-56%	$8.8 million	660%
75th Percentile	-40%	$9.5 million	800%

TearLab Corporation	-2%*	-	-

* Based on market conditions as of May 8, 2020 and a Merger Consideration price per share of $0.0586

Public Offering Comparable Transactions:

For the selected public offering comparable transaction analysis, Ladenburg examined the financial characteristics of sub $5,000,000 market cap healthcare companies that raised equity capital in a public offering using an S-1 or F-1 SEC Registration Statement from January 1, 2019 to May 7, 2020. Ladenburg examined transactions that were deemed to be dilutive to existing stockholders.

Market Cap / Debt:

	Market Cap	Debt	Market Cap / Debt
25th Percentile	$2.9 million	$0.0 million	0%
Median	$3.3 million	$0.3 million	9%
75th Percentile	$3.9 million	$1.9 million	63%

TearLab Corporation	$0.75 million	$38.0 million	4,942%

Transaction Summary:

	Offering Price Discount	Gross Proceeds	Proceeds / Market Cap
25th Percentile	-44%	$7.4 million	228%
Median	-34%	$9.2 million	267%
75th Percentile	-27%	$11.1 million	317%

TearLab Corporation	-2%*	-	-

* Based on market conditions as of May 8, 2020 and a Merger Consideration price per share of $0.0586

TearLab’s Financial Projection Analysis

Ladenburg discussed and reviewed TearLab’s financial projections as provided by TearLab’s management team. Ladenburg discussed at length several variables, including but not limited to:

●	debt obligations;

●	working capital requirements;

●	focus of operations going forward;

●	underlying assumptions for projected sales and gross margins;

●	underlying assumptions for projected sales, general and administrative expenses;

●	underlying assumptions of projected research and development expenses;

●	underlying assumptions of projected capital expenditures;

●	development and approval process for TearLab’s Discovery™ Platform;

●	relationship with TearLab’s debt holders; and

●	the effect of the COVID-19 pandemic on operations, sales, and profitability.

Using TearLab’s projections, Ladenburg’s analysis discovered TearLab would not generate sufficient cash to meet working capital needs and service its debt obligations on a going forward basis. Furthermore, Ladenburg discovered the Company’s growth is reliant on successful FDA 510(k) approval and commercialization of the Discovery™ Platform.

Miscellaneous

The summary set forth above does not contain a complete description of the analyses performed by Ladenburg, but does summarize the material analyses performed by Ladenburg in rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Ladenburg believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses or of the summary, without considering the analyses as a whole or all of the factors included in its analyses, would create an incomplete view of the processes underlying the analyses set forth in the Ladenburg opinion. Ladenburg did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support its opinion that the Merger Consideration price per share of $0.0586 was fair, from a financial point of view, to TearLab’s stockholders. Instead, Ladenburg concluded that the analyses, taken as a whole, supported its determination. In addition, the ranges of resulting from any particular analysis described above should not be taken to be Ladenburg’s view of the actual value of TearLab.

No company or transaction used in the above analyses as a comparison is directly comparable to TearLab or the transaction. Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies and transactions and other factors that could affect the public trading value or transaction value of the companies involved.

Ladenburg performed its analyses for purposes of providing its opinion to the Board. In performing its analyses, Ladenburg made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Certain of the analyses performed by Ladenburg are based upon forecasts of future results furnished to Ladenburg by TearLab’s management, which are not necessarily indicative of actual future results and may be significantly more or less favorable than actual future results. These forecasts are inherently subject to uncertainty because, among other things, they are based upon numerous factors or events beyond the control of the parties or their respective advisors. Ladenburg does not assume responsibility if future results are materially different from forecasted results.

In arriving at Ladenburg’s opinion, Ladenburg has relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to Ladenburg and Ladenburg has further relied upon the assurances of TearLab’s management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and the financial projections reviewed, Ladenburg assumed that such information was reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which Ladenburg could make its analysis and form an opinion. Ladenburg has not evaluated the solvency or fair value of TearLab under any applicable foreign, state or federal laws relating to bankruptcy, insolvency or similar matters. Ladenburg has not physically inspected TearLab’s properties and facilities and has not made or obtained any evaluations or appraisals of TearLab’s assets and liabilities (including any contingent, derivative or off-balance sheet assets and liabilities). Ladenburg has not attempted to confirm whether TearLab has good title to its assets.

Ladenburg assumed that the transaction will be consummated in a manner that complies in all respects with applicable foreign, federal, state and local laws, rules and regulations. Ladenburg has assumed that the final executed forms of the transaction documents will not differ in any material respect from the proposed final form documents Ladenburg reviewed and that the transaction will be consummated on the terms set forth in the transaction documents, without further amendments thereto, and without waiver by TearLab of conditions to any of its obligations thereunder or in the alternative that any such amendments or waivers thereto will not be detrimental to TearLab or its stockholders in any material respect. Ladenburg also assumed that the representations and warranties of the parties thereto contained in the transaction documents are true and correct and that each such party will perform all of the covenants and agreements to be performed by it under the transaction documents. Ladenburg has not been asked to, nor does Ladenburg, offer any opinion as to the non-financial contractual terms of the transaction documents or the prospect that the conditions set forth in the transaction documents will be satisfied.

During the two-year period prior to the date of Ladenburg’s opinion, no material relationship existed between Ladenburg or any of its affiliates and TearLab. Ladenburg and/or its affiliates may in the future provide investment banking and other financial services to TearLab or Buyer and their respective affiliates for which Ladenburg would expect to receive compensation.

Under the terms of its engagement, Ladenburg rendered its opinion as to the fairness of the Merger Consideration, from a financial point of view, for $150,000, of which $75,000 was paid upon execution of the engagement letter with Ladenburg, and $75,000 was paid upon Ladenburg notifying TearLab that it was prepared to deliver its opinion.

CERTAIN FINANCIAL PROJECTIONS

TearLab does not as a matter of course issue public projections as to future performance or earnings beyond the current fiscal year or issue public projections for extended periods due to the unpredictability of the underlying assumptions and estimates. Our management prepared the below projections (the “Projections”) through the end of fiscal year 2020. Our management provided the Projections to the Board, Ladenburg and Buyer, which the Board authorized for Ladenburg to rely on and use in performing its preliminary financial analyses (described in “Opinion of Financial Advisor” beginning on page 13).

The following is a summary of the Projections prepared by management and provided to the Board, Ladenburg and Buyer:

	Fiscal Year 2020
($ figures in millions)	Q1A	Q2E	Q3E	Q4E	FYE
Total Sales	$5.1	$2.0	$3.7	$4.3	$15.2
Total COGS	1.9	0.8	1.4	1.6	5.5
Gross Profit	3.2	1.3	2.4	2.8	9.7
Operating Expenses	3.4	2.4	2.2	2.4	10.3
Other Income & Expenses	(1.4)	(1.5)	(1.5)	(1.6)	(6.0)
Net Incomes (Loss)	$(1.6)	$(2.6)	$(1.3)	$(1.2)	$(6.6)
EBITDA	0.0	(0.9)	0.4	0.5	0.0

A summary of the Projections is included in this information statement solely to give TearLab’s stockholders access to information that was made available to the Board, Ladenburg and Buyer in connection TearLab’s evaluation of Buyer’s acquisition proposal. The Projections were not prepared with a view toward public disclosure or complying with accounting principles generally accepted in the United States (“GAAP”). In addition, the Projections were not prepared with a view toward complying with the guidelines established by the SEC or by the American Institute of Certified Public Accountants with respect to prospective financial information. The Projections are not fact and should not be relied upon as being necessarily indicative of future results. Readers of this information statement are cautioned not to place undue reliance on the Projections.

The inclusion of the Projections in this information statement should not be regarded as an indication that the Board, Ladenburg, Buyer, any of their affiliates, or any other recipient of this information considered, or now considers, such Projections to be a reliable prediction of future results or any actual future events. None of TearLab, Ladenburg, Buyer, any of their respective affiliates or any other person assumes any responsibility for the validity, reasonableness, accuracy or completeness of the Projections included in this information statement.

The Projections are forward-looking statements. For information on factors that may cause TearLab’s future results to differ materially from the Projections, see the section of this information statement entitled “Cautionary Note Regarding Forward-Looking Statements,” beginning on page 6. The Projections were developed from historical financial statements and a series of TearLab management’s assumptions and estimates related to future trends, including assumptions and estimates related to future business initiatives for which historical financial statements were not available, and did not give effect to any changes or expenses as a result of the Merger or the other transactions contemplated by the Merger Agreement.

TearLab’s future financial results may materially differ from those expressed in the Projections due to numerous factors, including many that are beyond TearLab’s ability to control or predict. We cannot assure you that any of the Projections will be realized or that our future financial results will not materially vary from the Projections. Furthermore, while presented with numerical specificity, the Projections necessarily are based on numerous assumptions, many of which are beyond our control and difficult to predict, including with respect to industry performance, competitive factors, industry consolidation, general business, economic, regulatory, market and financial conditions (including the COVID-19 pandemic), as well as matters specific to our business, including with respect to future business initiatives and changes to our business model for which we have no historical financial data, which assumptions may not prove to have been, or may no longer be, accurate. The Projections do not take into account any circumstances or events occurring after the date they were prepared, including the public announcement of the Merger and any of the transactions contemplated by the Merger Agreement or subsequent integration planning activities, and have not been updated since their respective dates of preparation. In addition, the Projections do not take into account any adverse effects that may arise out of the termination of the Merger Agreement, and should not be viewed as accurate or continuing in that context.

The Projections were estimated in the context of the business, economic, regulatory, market and financial conditions that existed at the time the Projections were prepared, and the Projections have not been updated to reflect revised prospects for our business, changes in general business, economic, regulatory, market and financial conditions or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the Projections were prepared. The Projections should not be utilized as public guidance and will not be provided in the ordinary course of our business in the future.

The inclusion of the Projections in this information statement should not be deemed an admission or representation by TearLab, Ladenburg, Buyer, or any of their respective affiliates with respect to such Projections or that the Projections included in this information statement are viewed by TearLab, Ladenburg, Buyer, or any of their respective affiliates as material information regarding TearLab. We in fact view the Projections as non-material because of the inherent risks and uncertainties associated with such Projections. The Projections are being included solely because such Projections were provided to the Board, Ladenburg and Buyer.

The information from the Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding TearLab contained in TearLab’s public filings with the SEC. In light of the foregoing factors and the uncertainties inherent in the Projections, TearLab’s stockholders are cautioned not to place undue, if any, reliance on the Projections included in this information statement.

None of TearLab, the Board, its advisors (including, but not limited to, Ladenburg), or any other person intends to, and each of them disclaims any obligations to, update or otherwise revise the Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Projections are shown to be in error or no longer appropriate, except as required by securities laws.

FINANCING OF THE MERGER

The Merger is not conditioned on any financing arrangements.

ACCOUNTING TREATMENT OF THE MERGER

The Merger will be accounted for pursuant to purchase accounting in accordance with applicable accounting guidance.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO TEARLAB’S STOCKHOLDERS

The following discussion is a summary of material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders (as defined below) of shares of TearLab Common Stock whose shares are converted into the right to receive cash pursuant to the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service, which we refer to as the “IRS,” and other applicable authorities, all as in effect on the date of this information statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of TearLab Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes).

This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:

●	tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as financial institutions; tax-exempt organizations; S corporations, partnerships and any other entity or arrangement treated as a partnership or pass-through entity for U.S. federal income tax purposes, and stockholders, partners or investors in such entities; insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; or real estate investment trusts;

●	tax consequences to holders other than U.S. Holders (as defined below);

●	tax consequences to holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

●	tax consequences to holders who received their shares of TearLab Common Stock in a compensatory transaction or pursuant to the exercise of options or warrants;

●	tax consequences to U.S. Holders whose “functional currency” is not the U.S. dollar;

●	tax consequences arising from the Medicare tax on net investment income;

●	tax consequences to holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of TearLab Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

●	the U.S. federal estate, gift or alternative minimum tax consequences, if any;

●	any state, local or non-U.S. tax consequences; or

●	tax consequences to holders of TearLab Common Stock who exercise dissenters’ or appraisal rights.

If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of TearLab Common Stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of TearLab Common Stock and partners therein should consult their tax advisors regarding the consequences of the Merger.

No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences of the Merger described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER U.S. FEDERAL NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of TearLab Common Stock that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in section 7701(a)(30) of the Code; or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

Tax Treatment of the Merger

The receipt of cash by a U.S. Holder in exchange for shares of TearLab Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of shares of TearLab Common Stock at different times and different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of our common stock.

Information Reporting and Backup Withholding

Information reporting and backup withholding (at a current rate of 24%) may apply to the proceeds received by a holder pursuant to the Merger. Backup withholding generally will not apply to a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form); or (2) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

INTERESTS OF DIRECTORS AND OFFICERS IN THE MERGER

You should be aware that certain of our directors and officers may have interests in the Merger that may be different from, or in addition to, your interests as a stockholder and that may present actual or potential conflicts of interest. These interests include the following:

●	The table below provides the number of TearLab Common Stock held by each director and executive officer of TearLab as of May 18, 2020 for the directors and executive officers of TearLab and the consideration to be received in exchange for such shares as a result of the Merger:

Name	Number of Shares Held (#)(1)	Value of Shares Held ($)(2)
Elias Vamvakas	200,543	11,752
Joseph Jensen	81,706	4,788
Anthony E. Altig	102,710	2,503
Paul M. Karpecki	193,073	7,798
Richard L. Lindstrom	114,699	3,205
Michael Marquez	4,500	264

(1)	These numbers represent the shares beneficially owned by our executive officers and non-employee directors (other than shares subject to Stock Options), as described in more detail under the section of this information statement captioned “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers of TearLab.”

(2)	These amounts are the product obtained by multiplying the corresponding number of shares in the “Number of Shares Held” column by the Merger Consideration.

●	Each of (i) Seph Jensen, the Chief Executive Officer of TearLab and (ii) Michael Marquez, the Chief Financial Officer of TearLab entered into employment agreements with Buyer to be effective as of the Effective Time, and will be employed by Buyer following the Effective Time.

●	Continued directors’ and officers’ indemnification coverage for TearLab’s current officers and directors as provided under TearLab’s articles of incorporation and bylaws and any existing indemnification agreements. See “The Merger Agreement—Directors’ and Officers’ Indemnification” on page 29.

●	Transaction bonuses of $260,000 (Mr. Jensen) and $195,000 (Mr. Marquez) that were approved by the Board in recognition of their contributions to the Merger and that will be payable in cash in a lump sum immediately following the closing of the Merger.

●	Potential payments to TearLab’s named executive officers in connection with certain terminations of employment, if any, pursuant to their employment arrangements. See “—Executive Employment Agreements” on page 22.

The Board was aware of these interests and considered that these interests may be different from, or in addition to, the interests of TearLab’s stockholders generally, among other matters, in making their respective determinations regarding the Merger Agreement.

Executive Employment Agreements

Elias Vamvakas. In 2015, we approved compensation for Mr. Vamvakas as Executive Chairman, and agreed to pay Mr. Vamvakas’ severance in a lump sum of $700,000, payable upon his separation from TearLab in cash or restricted stock, at his election. In 2020, the Board approved changes to Mr. Vamvakas’ severance to be in the amount of $280,000, which will be payable in cash in connection with his termination of employment with the Company on the closing of the Merger.

Joseph Jensen. Following the execution of the Merger Agreement and prior to the closing of the Merger, Mr. Jensen expects to enter into an executive employment agreement with TearLab (the “Jensen Employment Agreement”) that will become effective upon the consummation of the transactions contemplated by the Merger Agreement. Under the Jensen Employment Agreement, Mr. Jensen will continue to serve as Chief Executive Officer of TearLab following the closing of the Merger. The Jensen Employment Agreement provides that during the term of his employment with TearLab, Mr. Jensen will receive an annual base salary of $440,000 and is eligible to receive 60% of his annual base salary in an annual bonus based on targets established by the Board. In addition, under the Jensen Employment Agreement, if Mr. Jensen’s employment is terminated by TearLab at any time without “cause” (other than for death or “disability”) or Mr. Jensen resigns due to a “material adverse change” in the terms and conditions of his employment within twelve months of a “change in control” (occurring after the effective date of the Jensen Employment Agreement) (provided that he gives written notice within 30 days of the events constituting a material adverse change, provides a cure period of not less than 30 days for TearLab to cure any such material adverse change, and resigns within 30 days following the end of such cure period), then, subject to his timely execution of a release of claims, Mr. Jensen is entitled to receive: (i) a lump sum payment equal to one times his then-current annual base salary plus a pro-rated annual bonus for the year of termination (based on actual performance through the termination date), and (ii) reimbursement of group health plan insurance premiums for up to twelve months, or a taxable payment for an equivalent period. The Jensen Employment Agreement further provides for non-competition and non-solicitation restrictive covenants for the duration of Mr. Jensen’s employment term with TearLab and for an additional twelve months thereafter, as well as restrictions on non-disparagement.

Michael Marquez. Following the execution of the Merger Agreement and prior to the closing of the Merger, Mr. Marquez expects to enter into an executive employment agreement with TearLab (the “Marquez Employment Agreement”) that will become effective upon the consummation of the transactions contemplated by the Merger Agreement. Under the Marquez Employment Agreement, Mr. Marquez will continue to serve as Chief Financial Officer of TearLab following the closing of the Merger. The Marquez Employment Agreement provides that during the term of his employment with TearLab, Mr. Marquez will receive an annual base salary of $240,000 and is eligible to receive 50% of his annual base salary in an annual bonus based on targets established by the Board. In addition, under the Marquez Employment Agreement, if Mr. Marquez’s employment is terminated by TearLab at any time without “cause” (other than for death or “disability”) or Mr. Marquez resigns due to a “material adverse change” in the terms and conditions of his employment within twelve months of a “change in control” (occurring after the effective date of the Marquez Employment Agreement) (provided that he gives written notice within 30 days of the events constituting a material adverse change, provides a cure period of not less than 30 days for TearLab to cure any such material adverse change, and resigns within 30 days following the end of such cure period), then, subject to his timely execution of a release of claims, Mr. Marquez is entitled to receive: (i) a lump sum payment equal to six months of his then-current annual base salary plus a pro-rated annual bonus for the year of termination (based on actual performance through the termination date), and (ii) reimbursement of group health plan insurance premiums for up to six months, or a taxable payment for an equivalent period. The Marquez Employment Agreement further provides for non-competition and non-solicitation restrictive covenants for the duration of Mr. Marquez’s employment term with TearLab and for an additional six months thereafter, as well as restrictions on non-disparagement.

GOLDEN PARACHUTE COMPENSATION

The following table sets forth the information required by Item 402(t) of Regulation S-K published by the SEC regarding certain compensation that each of TearLab’s named executive officers may receive that is based on, or that otherwise relates to, the Merger. For additional details regarding the terms of the payments quantified below, see the sections of this information statement captioned “—Payments Upon Termination Following Change in Control.”

The figures in the table are estimated based on (i) compensation and benefit levels as of the date hereof and (ii) the assumed termination of employment of our named executive officers without cause on June 1, 2020.

TearLab’s named executive officers will not receive pension, non-qualified deferred compensation, tax reimbursements or other compensation in connection with the Merger.

Name	Cash ($)(1)	Perquisites/ Benefits ($)(2)	Total Payments ($)(3)
Elias Vamvakas	280,000	—	280,000
Joseph Jensen	810,000	22,518	832,518
Michael Marquez	365,000	14,264	379,264

(1)	Includes “single trigger” cash transaction bonuses payable to Messrs. Jensen and Marquez immediately following the closing of the Merger in the amount of $260,000 and $195,000, respectively.
(2)	Includes “double-trigger” benefit of TearLab’s payment of the premiums for COBRA health continuation coverage for Messrs. Jensen and Marquez, on the circumstances described in the “—Executive Employment Agreement” section above.
(3)	Includes “double trigger” cash severance payable to all of our named executive officers on the circumstances described in the “—Executive Employment Agreement” section above in the amount of $280,000 (Mr. Vamvakas), $550,000 (Mr. Jensen), and $170,000 (Mr. Marquez). The bonus severance portion of the severance for Messrs. Jensen and Marquez assumes target bonus is achieved at target.

MERGER CONSIDERATION AND PREPAYMENT OF DEBT

At the Effective Time, each share of TearLab Common Stock and TearLab Preferred Stock issued and outstanding (other than (i) Cancelled Shares and (ii) Dissenting Shares) immediately prior to the Effective Time, will be cancelled and converted automatically into the right to receive the Merger Consideration. Buyer shall also pay $5,000,000 to TearLab at or promptly following the Effective Time, which amount TearLab shall then pay to CRG, as partial prepayment of outstanding debt of TearLab to CRG under the Loan Agreement.

PROCEDURES FOR RECEIVING MERGER CONSIDERATION

Promptly after the Effective Time, the paying agent will mail to each holder of record of certificates that immediately prior to the Effective Time represented TearLab Common Stock or TearLab Preferred Stock (other than Cancelled Shares and Dissenting Shares), a letter of transmittal and instructions for surrendering such certificates in exchange for payment of the Merger Consideration. Upon surrender of such certificates to the paying agent, together with a properly completed letter of transmittal, the holder of such certificates will be entitled to receive the Merger Consideration in cash for each share of TearLab Common Stock or TearLab Preferred Stock so surrendered. The certificates so surrendered will be cancelled.

Holders of TearLab Common Stock represented by book-entry must provide to the paying agent an “agent’s message” (or other evidence of transfer as may be reasonably requested by the paying agent) prior to receiving payment of the Merger Consideration. Such shares of TearLab Common Stock or TearLab Preferred Stock represented by book entry will then be cancelled.

No interest will be paid or accrued on the Merger Consideration for the benefit of holders of TearLab Capital Stock. The Merger Consideration will be subject to deduction for any required withholding tax.

If any certificate representing TearLab Capital Stock has been lost, stolen or destroyed, the paying agent will pay the Merger Consideration with respect to each share of TearLab Capital Stock formerly represented by such certificate upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, unless expressly waived by Buyer in writing, the posting by such person of a bond in such amount as Buyer may determine is reasonably necessary as indemnity against any claim that may be made against it or the Surviving Corporation with respect to the shares of TearLab Capital Stock formerly represented by such certificate.

In the event of a transfer of ownership of shares of TearLab Capital Stock that is not registered in the transfer records of the Company, the appropriate amount of the Merger Consideration may be paid to a transferee if the stock certificate representing such shares of TearLab Capital Stock is (i) presented to the paying agent properly endorsed or otherwise be in proper form for transfer or such shares represented by book-entry shall be properly transferred and (ii) the person requesting such payment shall pay to the paying agent any transfer or other tax required as a result of such payment to a person other than the registered holder of such certificate or shares represented by book-entry, as applicable, or establish to the reasonable satisfaction of the paying agent that such tax has been paid or is not payable.

If your shares are held in “street name” by a bank, brokerage firm or other nominee, you will receive instructions from your bank, brokerage firm or other nominee as to how to effect the surrender of your “street name” shares in exchange for the Merger Consideration.

REGULATORY APPROVALS REQUIRED FOR THE MERGER

Other than the expiration of the 20-calendar day period from the mailing of this information statement to TearLab’s stockholders, and the filing of a certificate of merger with the Secretary of State of the State of Delaware, there are no material federal, state or foreign regulatory requirements, approvals or filings required for the completion of the Merger that have not been obtained.

CERTAIN EFFECTS OF THE MERGER

If the Merger is completed, TearLab will become a wholly owned subsidiary of Buyer and the TearLab Common Stock will cease to be quoted on OTCQB and will not be publicly traded. In addition, upon consummation of the Merger, the registration of the TearLab Common Stock and TearLab’s reporting obligations with respect to the TearLab Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) will be terminated upon application to the SEC.

TearLab Common Stock is currently registered under the Exchange Act. Such registration may be terminated upon application of TearLab to the SEC if the shares of TearLab Common Stock are neither listed on a national securities exchange nor held by 300 or more holders of record. Termination of registration of the TearLab Common Stock under the Exchange Act would substantially reduce the information required to be furnished by TearLab to its stockholders and to the SEC and would make certain provisions of the Exchange Act no longer applicable to TearLab, such as the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, the requirement of furnishing a proxy statement pursuant to Section 14(a) of the Exchange Act in connection with stockholders’ meetings and the related requirement of furnishing an annual report to stockholders and the requirements of Rule 13e-3 under the Exchange Act with respect to “going private” transactions. Furthermore, the ability of “affiliates” of TearLab and persons holding “restricted securities” of TearLab to dispose of such securities pursuant to Rule 144 promulgated under the Securities Act may be impaired or eliminated. If registration of TearLab Common Stock under the Exchange Act is terminated, TearLab will no longer be subject to certain provisions of the Sarbanes-Oxley Act of 2002 or the liability provisions of the Exchange Act with respect to TearLab Common Stock. We intend and will cause TearLab to terminate the registration of the TearLab Common Stock under the Exchange Act as soon after consummation of the Merger as the requirements for termination of registration are met.

Upon consummation of the Merger, you will cease to have rights as a TearLab stockholder, other than your right to either receive the per share Merger Consideration or to exercise your appraisal rights.

PAST CONTACTS WITH BUYER AND MERGER SUB

Other than with respect to negotiations related to the Merger as described in “—Background of the Merger” on page 8 of this information statement, there have not been any other negotiations, transactions or material contacts with Buyer or Merger Sub during the last two (2) years.

THE MERGER AGREEMENT

This section describes the material terms of the Merger Agreement. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A and is incorporated by reference into this information statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with factual information about us. Such information can be found elsewhere in this information statement, in the annexes hereto and in the public filings we make with the SEC, as described in the section entitled “Where You Can Find More Information,” beginning on page 39.

EXPLANATORY NOTE REGARDING THE MERGER AGREEMENT

The Merger Agreement has been included to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about TearLab, Buyer or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures may include information that has been included in TearLab’s public disclosures, as well as additional non-public information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of TearLab or Buyer or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in TearLab’s public disclosures.

STRUCTURE AND EFFECTIVE TIME

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, Merger Sub, a Delaware corporation and wholly owned subsidiary of Buyer, will merge with and into the Company. As a result, the separate corporate existence of Merger Sub will cease and the Company will survive the Merger and continue to exist after the Merger as a wholly owned subsidiary of Buyer.

The closing of the Merger will take place as promptly as practicable after, and in no event later than 10:00 a.m., New York time, on the date that is two Business Days (as defined in the Merger Agreement) after, the last of the conditions to the closing have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the closing date), as described under “—Conditions to Completion of the Merger” beginning on page 31 of this information statement.

The Merger will become effective at the time when a certificate of merger is filed with the Secretary of State of the State of Delaware, or at such other time as Buyer and the Company agree and specify in the certificate of merger.

STOCKHOLDER APPROVAL

The approval and adoption of the Merger Agreement by TearLab’s stockholders required the affirmative vote or written consent of TearLab stockholders holding a majority of the outstanding shares of TearLab Common Stock and TearLab Preferred Stock voting together as a single class on an as-converted basis. On May 13, 2020, the Voting Stockholders holding approximately 50.1% of the outstanding shares of TearLab Common Stock and TearLab Preferred Stock on an as-converted basis executed and delivered the Written Consent adopting and approving the Merger Agreement and the transactions contemplated thereby. The Written Consent became effective on the applicable record date of May 18, 2020. As of the record date of May 18, 2020, there were 24,410,766 shares of TearLab Common Stock outstanding and no shares of TearLab Preferred Stock outstanding. As a result, no action by any other TearLab stockholder is required to adopt the Merger Agreement.

DIRECTORS AND OFFICERS

The Merger Agreement provides that the directors and officers of Merger Sub immediately prior to the Effective Time will be the directors and officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.

MERGER CONSIDERATION AND PREPAYMENT OF DEBT

At the Effective Time, each share of TearLab Common Stock and TearLab Preferred Stock issued and outstanding (other than (i) Cancelled Shares and (ii) Dissenting Shares) immediately prior to the Effective Time, will be cancelled and converted automatically into the right to receive the Merger Consideration. Buyer shall also pay $5,000,000 to TearLab at or promptly following the Effective Time, which amount TearLab shall then pay to CRG, as partial prepayment of outstanding debt of TearLab to CRG under the Loan Agreement.

Cancelled Shares will be cancelled and will cease to exist, with no payment being made with respect thereto.

TREATMENT OF STOCK OPTIONS

If the Merger is completed, then at the Effective Time, each Stock Option that is outstanding and unexercised immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, without any action on the part of Buyer, Merger Sub, the Company or any Optionholder, cancelled and each Optionholder shall cease to have any rights with respect thereto.

TREATMENT OF COMPANY WARRANTS

Prior to the Effective Time, TearLab shall have caused each Company Warrant to have been cancelled and terminated and of no further force or effect.

SURRENDER OF SHARE CERTIFICATES OR BOOK-ENTRY SHARES; PAYMENT OF MERGER CONSIDERATION; LOST CERTIFICATES

At or promptly following the Effective Time, Buyer will deposit cash with the paying agent for the Merger in an amount sufficient to pay the aggregate Merger Consideration.

Promptly after the Effective Time, the paying agent will mail to each holder of record of certificates that immediately prior to the Effective Time represented TearLab Common Stock or TearLab Preferred Stock (other than Cancelled Shares and Dissenting Shares), a letter of transmittal and instructions for surrendering such certificates in exchange for payment of the Merger Consideration. Upon surrender of such certificates to the paying agent, together with a properly completed letter of transmittal, the holder of such certificates will be entitled to receive the Merger Consideration in cash for each share of TearLab Common Stock or TearLab Preferred Stock so surrendered. The certificates so surrendered will be cancelled.

Holders of TearLab Common Stock represented by book-entry must provide to the paying agent an “agent’s message” (or other evidence of transfer as may be reasonably requested by the paying agent) prior to receiving payment of the Merger Consideration. Such shares of TearLab Common Stock or TearLab Preferred Stock represented by book entry will then be cancelled.

No interest will be paid or accrued on the Merger Consideration for the benefit of holders of TearLab Capital Stock. The Merger Consideration will be subject to deduction for any required withholding tax.

If any certificate representing TearLab Capital Stock has been lost, stolen or destroyed, the paying agent will pay the Merger Consideration with respect to each share of TearLab Capital Stock formerly represented by such certificate upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, unless expressly waived by Buyer in writing, the posting by such person of a bond in such amount as Buyer may determine is reasonably necessary as indemnity against any claim that may be made against it or the Surviving Corporation with respect to the shares of TearLab Capital Stock formerly represented by such certificate.

In the event of a transfer of ownership of shares of TearLab Capital Stock that is not registered in the transfer records of the Company, the appropriate amount of the Merger Consideration may be paid to a transferee if the stock certificate representing such shares of TearLab Capital Stock is (i) presented to the paying agent properly endorsed or otherwise be in proper form for transfer or such shares represented by book-entry shall be properly transferred and (ii) the person requesting such payment shall pay to the paying agent any transfer or other tax required as a result of such payment to a person other than the registered holder of such certificate or shares represented by book-entry, as applicable, or establish to the reasonable satisfaction of the paying agent that such tax has been paid or is not payable.

REPRESENTATIONS AND WARRANTIES

The Merger Agreement contains representations and warranties that the Company, on the one hand, and Buyer and Merger Sub, on the other hand, have made to one another as of specific dates.

The Company has made a number of representations and warranties to Buyer and Merger Sub in the Merger Agreement regarding aspects of our business and other matters pertinent to the Merger. The topics covered by these representations and warranties include the following:

●	the Company’s and its subsidiaries’ organization, valid existence, good standing, corporate power, qualification to do business and similar corporate matters;

●	the Company’s capital structure;

●	the Company’s corporate power and authority to execute, deliver and perform its obligations under the Merger Agreement, the authorization of the Merger Agreement, the due execution and delivery of the Merger Agreement by the Company, the enforceability of the Merger Agreement against the Company, and the approval of the Merger Agreement by the Board and certain other matters related thereto;

●	the absence of (i) violations of or conflicts with the Company’s and its subsidiaries’ governing documents, (ii) breaches or defaults by the Company and its subsidiaries under contracts and other instruments, or the creation of liens on any of property of the Company or any of its subsidiaries, or (iii) violations of or conflicts with any order or law applicable to the Company or its subsidiaries, in each case resulting from the entry into the Merger Agreement by the Company and the consummation of the Merger;

●	the consents, approvals, authorizations, filings and notices required to be made with or received from third parties or governmental entities to enter into the Merger Agreement and consummate the Merger;

●	the Company’s filings with the SEC and compliance with federal securities laws, rules and regulations;

●	the preparation of the Company’s financial statements in accordance with GAAP, and the fair presentation of the Company’s financial position by those financial statements;

●	the maintenance by the Company of disclosure controls and procedures and internal control over financial reporting;

●	the absence of certain undisclosed liabilities and off-balance sheet arrangements;

●	the absence of actions, suits, claims, investigations and other proceedings pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries, and the absence of any orders and judgments against the Company or any of its subsidiaries;

●	the Company’s employees and contractors;

●	the Company’s compliance with employment and employment-related laws, the absence of labor disputes, employee claims and collective bargaining agreements, and certain other matters with respect thereto, including the lack of an intention to retire or resign on behalf of certain key employees of the Company;

●	the Company’s benefit plans and their compliance with applicable law, the absence of any investigations or proceedings relating to the Company’s benefit plans, and the effect of the Merger on the Company’s benefit plans;

●	the compliance of the Company and its subsidiaries with tax laws and related tax matters;

●	the material contracts of the Company and its subsidiaries, the validity of, and compliance with, such material contracts, and certain other matters with respect thereto, including matters with respect to contracts with government entities;

●	the absence of any changes in the business relationships or disputes between the Company and its top 10 suppliers and top 10 customers;

●	the intellectual property of the Company and its subsidiaries, the absence of litigation and other proceedings with respect thereto, the Company’s and its subsidiaries’ ownership thereof or licenses thereto, the sufficiency of the Company’s and its subsidiaries’ intellectual property for the conduct of their businesses, the protection of the intellectual property of the Company and its subsidiaries, the development of the intellectual property of the Company and its subsidiaries, and the information technology systems of the Company and its subsidiaries;

●	the compliance of the Company and its subsidiaries with healthcare regulations and related compliance matters;

●	the Company’s insurance policies;

●	the accuracy of the information contained in this information statement and this information statement’s compliance with applicable laws, rules and regulations;

●	the Company’s compliance with anti-corruption laws;

●	the ordinary course operation of the businesses of the Company and its subsidiaries since December 31, 2019, and the absence of a material adverse effect on the Company since December 31, 2019;

●	the absence of any broker’s or finder’s fees in connection with the Merger resulting from arrangements made by the Company or its subsidiaries;

●	the absence of certain agreements or transactions between the Company or any of its subsidiaries and any of the executive officers or directors of the Company or certain other related persons;

●	the full satisfaction of all payment obligations of the Company;

●	the lack of any untrue statement of material fact or misleading disclosure in the representations and warranties made by the Company; and

●	the leased real property and tangible assets of the Company and its subsidiaries.

Some of the Company’s representations and warranties are qualified by a material adverse effect standard. Subject to certain exclusions, a “material adverse effect” means any change, effect, development, circumstance, condition, state of facts, event or occurrence (“Effect”) that has had, or is reasonably expected to have, a material adverse effect on (a) the business, assets and liabilities, operations (including results thereof), condition or prospects (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or (b) the ability of the Company to perform any of its obligations pursuant to the Merger Agreement and to consummate the Merger and the transactions contemplated thereby in a timely manner; provided, however, that any Effect, to the extent resulting from any of the following, in and of itself or themselves, shall not constitute, and shall not be taken into account in determining whether there has been or will be, a “material adverse effect”:

●	any action taken by the Company or any of its subsidiaries (or the failure by the Company or any of its subsidiaries to take any action) at the request or direction of Buyer or Merger Sub or as may be required by the Merger Agreement or to cause the conditions set forth therein to be satisfied;

●	the execution and delivery of the Merger Agreement or the public announcement of the Merger Agreement or the transactions contemplated thereby or the identity of Buyer, including of officers or employees, changes in relationships with suppliers or customers or other business relations;

●	any action commenced in connection with the Merger Agreement or the transactions contemplated by the Merger Agreement by or before any governmental authority;

●	any Effect expressly disclosed in the Company Disclosure Schedule;

●	any failure by the Company to meet any internal or published projections, forecasts, estimates or projections in respect of revenues, cash flow, earnings or other financial or operating metrics for any period;

●	any Effect on or with respect to the market price or trading volume of shares of TearLab Common Stock;

●	any reduction in the credit rating of the Company or any of its subsidiaries;

●	changes in general economic or political conditions or financial or securities markets, including any changes affecting financial, credit, foreign exchange or capital market conditions (including with respect to or as a result of COVID-19);

●	changes in conditions generally affecting the principal industry in which the Company and its subsidiaries operate (including with respect to or as a result of COVID-19);

●	changes in GAAP or applicable law, or enforcement or interpretation thereof, in each case as applicable to the Company or any of its subsidiaries;

●	political conditions, acts of war (whether or not declared), armed hostilities, sabotage or terrorism or any escalation or material worsening of any of the foregoing; and

●	any hurricane, tornado, flood, earthquake, tsunami, volcano eruption or other natural disaster or weather event, any disease, virus, pandemic or epidemic (including with respect to or as a result of COVID-19), or any other force majeure event, or any escalation or material worsening of any of the foregoing;

provided, however, that, solely with respect the final five items in the above list, any Effect to the extent the same materially and disproportionately affects the Company and its subsidiaries, taken as a whole, as compared to other persons operating in the same principal industry in which the Company and its subsidiaries operate, then the incremental disproportionate adverse impact of such Effect shall be taken into account for the purpose of determining whether a “material adverse effect” has occurred.

Buyer and Merger Sub have also made a number of representations and warranties to the Company regarding various matters pertinent to the Merger. The topics covered by these representations and warranties include the following:

●	Buyer’s and Merger Sub’s organization, valid existence, good standing and corporate power;

●	Buyer’s and Merger Sub’s corporate power and authority to execute, deliver and perform their obligations under the Merger Agreement, the authorization of the Merger Agreement, the due execution and delivery of the Merger Agreement by Buyer and Merger Sub, and the enforceability of the Merger Agreement against Buyer and Merger Sub;

●	the absence of (i) violations of or conflicts with the Buyer’s and Merger Sub’s governing documents or (ii) violations of or conflicts with any order or law applicable to Buyer or Merger Sub, in each case resulting from the entry into the Merger Agreement by the Company and the consummation of the Merger;

●	that no consents, approvals, authorizations, filings and notices are required to be made with or received from third parties or governmental entities to enter into the Merger Agreement and consummate the Merger;

●	the absence of any prior operations of Merger Sub;

●	the absence of any broker’s or finder’s fees in connection with the Merger resulting from arrangements made by Buyer or Merger Sub;

●	Buyer’s access to sufficient funds to consummate the Merger;

●	the absence of actions, suits, claims, investigations and other proceedings pending or, to Buyer’s knowledge, threatened against Buyer or any of its subsidiaries related to the entry into of the Merger Agreement and the transactions contemplated thereby;

●	Buyer’s lack of status as an “interested stockholder” as defined in section 203 of the DGCL; and

●	the accuracy of information supplied by Buyer or Merger Sub to be included in this information statement.

The representations and warranties of each of the parties to the Merger Agreement will expire at the Effective Time.

CONDUCT OF BUSINESS PENDING THE CLOSING

Under the Merger Agreement, the Company has agreed that, between the date of the Merger Agreement and the Effective Time, except as otherwise provided in the Merger Agreement or consented to by Buyer in writing (which consent will not be unreasonably withheld or delayed) or otherwise by applicable law, the Company will carry on its business in the ordinary course consistent with past practice and use commercially reasonable efforts to maintain and preserve intact its and its subsidiaries’ current organization, business and franchise and to preserve the rights, franchises, goodwill and relationships of its and its subsidiaries respective employees, customers, lenders, suppliers, regulators and others having business relationships with the Company and its subsidiaries.

In addition, without Buyer’s prior written consent, the Company will not:

●	increase in any manner the compensation or consulting fees, bonus, pension, welfare, fringe or other benefits, severance or termination pay of any of its directors, officers or employees, except in the ordinary course of business;

●	become a party to, establish, adopt, amend or terminate any material employee benefit plan in any material respect, in each case, except as may be required by any law or contract;

●	grant any new equity awards or bonuses, or amend or modify the terms of any outstanding equity awards or bonuses, under any employee benefit plan, including for the avoidance of doubt, any retention or change in control bonuses;

●	take any action to accelerate the vesting or lapsing of restrictions or payment of compensation or benefits under any employee benefit plan;

●	forgive any loans or issue any loans to any employee (other than advancement of funds for costs and expenses in the ordinary course of business);

●	hire any employee or engage any independent contractor (who is a natural person) with an annual salary or wage rate or consulting fees and target cash bonus opportunity in excess of $100,000; or

●	terminate the employment of any executive officer other than for cause.

NO SOLICITATION OF OTHER BIDS

Following receipt of the Written Consent, until the earlier of the Effective Time and the valid termination of the Merger Agreement, the Company shall not, and shall not authorize or permit any of its affiliates or any of its or their directors, officers, employees, consultants, financial advisors, counsel, accountants or other agents (“Representatives”) to, directly or indirectly, (i) encourage, solicit, initiate, knowingly facilitate or continue inquiries regarding an Acquisition Proposal (as defined below); (ii) enter into discussions or negotiations with, or provide any information to, any person or entity concerning a possible Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal.

As used in this information statement, the term “Acquisition Proposal” means any inquiry, proposal or offer from any person or entity (other than Buyer or any of its affiliates) concerning (i) a merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving the Company or any of its subsidiaries; (ii) the issuance or acquisition of shares of capital stock or other equity securities of the Company or any of its subsidiaries other in connection with the exercise of outstanding Stock Options or Company Warrants effective prior to the Effective Time; or (iii) the sale, lease, exchange or other disposition of any significant portion of the Company’s or any of its subsidiaries’ respective properties or assets, other than in the ordinary course of business.

The Company must advise Buyer promptly, and in any event within three business days after receipt of an Acquisition Proposal by the Company or its Representatives, orally and in writing, of any Acquisition Proposal, any request for information with respect to any Acquisition Proposal, or any inquiry with respect to or which could reasonably be expected to result in an Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the person or entity making the same.

INFORMATION STATEMENT

Buyer and the Company are required to cooperate and promptly prepare, and the Company is required to file with the SEC as promptly as practicable after the delivery of the Written Consent, this preliminary information statement. The information statement is required to contain certain information required under the DGCL and to comply with the Exchange Act, and other applicable laws. The Company is required to provide Buyer with notice of any communications with or comments from the SEC with respect to the information statement, and consider in good faith any comments reasonably proposed by Buyer prior to filing or mailing the information statement or responding to any comments of the SEC with respect thereto. Prior to filing any amendment or supplement to the information Statement, the Company must provide Buyer with a reasonable chance to review the information statement and consider in good faith comments reasonably proposed by Buyer. The Company is required to use reasonable best efforts to resolve any SEC comments on the information statement as promptly as reasonably practicable and to have the information statement cleared by the SEC. As promptly as practicable (and in any event within seven business days) after the information statement is cleared by the SEC or after 10 days have passed since the date that the preliminary information statement was filed with the SEC, the Company is required to file the definitive information statement with the SEC and mail a copy of the definitive information statement to the Company’s stockholders.

DIRECTORS’ AND OFFICERS’ INDEMNIFICATION

Prior to the closing of the Merger, the Company shall obtain and fully pay for “tail” insurance policies with a claims period of at least 6 years from the Effective Time with at least the same coverage and amount and containing terms and conditions that are not less advantageous to the directors and officers of the Company and its subsidiaries as the Company’s existing policies with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by the Merger Agreement) (the “D&O Tail Policy”). The Company shall bear the cost of the D&O Tail Policy, and such costs, to the extent not paid prior to the Closing, shall be included in the determination of Transaction Expenses. During the term of the D&O Tail Policy, Buyer shall not (and shall cause the Surviving Corporation not to) take any action following the Closing to cause the D&O Tail Policy to be cancelled or any provision therein to be amended or waived; provided that, in any event, the D&O Tail Policy shall not exclude claims arising out of the transactions contemplated by the Merger Agreement and shall otherwise be in form and substance acceptable to Buyer (acting reasonably).

For 6 years from and after the Effective Time, the Surviving Corporation shall, and Buyer shall cause the Surviving Corporation to, indemnify and hold harmless all past and present (as of the Effective Time) directors and officers of the Company and its subsidiaries (the “D&O Indemnified Parties”) against any costs (including attorneys’ fees) and expenses (including advancing costs (including attorneys’ fees) and expenses prior to the final disposition of any actual or threatened claim, suit, proceeding or investigation to each D&O Indemnified Party to the fullest extent permitted by applicable law, the Company’s organizational documents, and the organizational documents of the Company’s Subsidiaries, as applicable; provided that such D&O Indemnified Party agrees in advance to return any such funds to which a court of competent jurisdiction determines in a final, nonappealable judgment that such D&O Indemnified Party is not ultimately entitled), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, investigation, suit, proceeding or investigation, whether civil, criminal, administrative or investigative in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of the Merger Agreement and the consummation of the Merger), whether asserted or claimed prior to, at or after the Effective Time, by reason of such persons serving or having served as an officer, director or other fiduciary of the Company or any of its subsidiaries to the fullest extent permitted by applicable law, the Company’s organizational documents and the organizational documents of the Company’s subsidiaries, as applicable, or any indemnification, employment or other similar contract.

Buyer and the Surviving Corporation agree that all rights of indemnification, exculpation and limitation of liabilities existing in favor the D&O Indemnified Parties as provided in the Company’s organizational documents and the organizational documents of the Company’s subsidiaries, as applicable, or any indemnification agreement with respect to acts or omissions in their capacity as directors or officers occurring at or prior to the Effective Time shall survive the Merger and continue in full force and effect in accordance with their respective terms (unless prohibited by applicable law). From and after the Effective Time, Buyer shall cause the Surviving Corporation and each of its subsidiaries, to pay and perform in a timely manner such indemnification obligations in accordance with their terms. For a period of 6 years from and after the Effective Time, Buyer shall cause the certificate of incorporation and bylaws of the Surviving Corporation and organizational documents of each of its subsidiaries to contain provisions no less favorable with respect to indemnification, exculpation, and advancement of expenses of directors and officers of the Company or such subsidiary, as applicable, for periods at or prior to the Effective Time than are currently set forth in the Company’s organizational documents or organizational documents of such subsidiary (unless prohibited by applicable law).

OTHER COVENANTS

Access to Information

Until the Effective Time or earlier termination of the Merger Agreement, the Company has agreed to afford to Buyer and its Representatives reasonable access to and the right to reasonably inspect all of the properties, assets, premises, books and records, contracts and other documents and data related to the Company and its subsidiaries. During this period, the Company will also furnish to Buyer: such financial, operating and other data and information related to the Company and its subsidiaries as Buyer or any of its Representatives may reasonably request and instruct its Representatives to cooperate with Buyer in its investigation of the Company and its subsidiaries. Any such investigation or consultation by Buyer must be conducted in such a manner as not to interfere unreasonably with the conduct of the business of the Company and its subsidiaries or violate the terms of any contract and to preserve all attorney-client, work product, or other legal or similar privilege with respect thereto.

Governmental Approvals and Consents

The Company and Buyer have agreed to, as promptly as possible following execution and delivery of the Merger Agreement, make all filings required by law and use reasonable best efforts to obtain all consents, authorizations, orders and approvals from all governmental authorities that may be or become necessary for its execution and delivery of the Merger Agreement and the performance of its obligations pursuant to the Merger Agreement and any ancillary documents. Each party has agreed to cooperate fully with the other party and its affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals and not to willfully take any action that would have the effect of delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals.

Resignations

The Company has agreed to cause any director or officer of the Company or its subsidiaries from which Buyer requests in writing a resignation letter (the “Resignations”) effective as of the Effective Time of all their director, officer, and similar positions with the Company or any subsidiary.

Closing Conditions

From the date of the Merger Agreement until the Effective or the earlier termination of the Merger Agreement, each party has agreed to use reasonable best efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in the Merger Agreement.

Public Announcements

Unless otherwise required by applicable law (based upon the reasonable advice of counsel), no party to the Merger Agreement shall make any public announcements in respect of the Merger Agreement or the transactions contemplated thereby or otherwise communicate with any news media without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed), and the parties shall cooperate as to the timing and contents of any such announcement.

Post-Closing Stock Option Plan

Promptly following the Effective Time, Buyer shall cause the Surviving Corporation to, and the Surviving Corporation shall, adopt a new employee stock option plan and reserve a number of shares of the Surviving Corporation’s common stock equal to 12% of the fully-diluted capital stock of the Surviving Corporation as of immediately following the Effective Time.

CONDITIONS TO COMPLETION OF THE MERGER

The obligation of each party to the Merger Agreement to effect the Merger is subject to the satisfaction at or prior to the closing of the Merger of the conditions that (i) the Merger Agreement shall have been duly adopted by the required stockholder vote, (ii) no governmental authority shall have enacted, issued, promulgated, enforced or entered any governmental order which is in effect and has the effect of making the transactions contemplated by the Merger Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated thereunder to be rescinded following completion thereof, (iii) each of the consents, authorizations, clearances, orders and approvals from the governmental authorities set forth in the Merger Agreement shall have been received, and no such consent, authorization, clearance, order and approval shall have been revoked and (iv) this information statement was duly and timely delivered to the TearLab stockholders entitled thereto and all waiting periods for the consummation of the Merger Agreement under the Exchange Act and the rules of the SEC in order to consummate the Merger have expired.

The obligation of Buyer and Merger Sub to effect the Merger is also subject to the satisfaction, or waiver by Buyer, at or prior to the closing of the Merger, of the following conditions:

●	The representations and warranties of the Company contained in the Merger Agreement and any certificate delivered pursuant to Section 2.3 of the Merger Agreement shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or “material adverse effect”) or in all material respects (in the case of any representation or warranty not qualified by materiality or “material adverse effect”) on and as of the date of the Merger Agreement and on and as of the closing date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects);

●	the Company shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Merger Agreement to be performed or complied with by it prior to or on the closing date;

●	no action shall have been commenced against Buyer, Merger Sub or the Company, which would prevent the closing of the Merger;

●	from the date of the Merger Agreement, there shall not have occurred any Material Adverse Effect (as defined in the Merger Agreement) that is continuing, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect;

●	the CRG Credit Agreement Amendment (as defined in the Merger Agreement) shall be in full force and effect, subject to consummation of the Merger and the Company and its subsidiaries, in the aggregate, shall not have any indebtedness other than the CRG Closing Debt (as defined in the Merger Agreement);

●	Free Cash (as defined below) at the closing shall be no less than $3.5 million and the aggregate Transaction Expenses (as defined in the Merger Agreement) plus aggregate merger consideration shall not exceed $3 million.

●	The Company shall have delivered to Buyer:

○	evidence of termination (at or before the Effective Time) of all the outstanding Company Warrants;

○	the Resignations;

○	a certificate, dated the closing date and signed by a duly authorized officer of the Company, that each of the conditions set forth in Section 6.2.1 and 6.2.2 of the Merger Agreement has been satisfied;

○	a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of the Company certifying (A) that attached thereto are true and complete copies of (1) all resolutions adopted by the Board authorizing the execution, delivery and performance of the Merger Agreement and the ancillary documents thereto and the consummation of the transactions contemplated thereby, and (2) the Written Consent, (B) all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by the Merger Agreement and the ancillary documents thereto, and (C) the names and signatures of the officers of the Company authorized to sign the Merger Agreement and the other documents to be delivered thereunder;

○	a good standing certificate (or its equivalent) from the secretary of state or similar governmental authority of the jurisdiction under the laws in which the Company and any of its subsidiaries is organized or qualified to do business;

○	a certificate executed by the Chief Financial Officer of the Company certifying (a) the cash and cash equivalents that the Company and its subsidiaries have at the Effective Time (assuming (i) the Company has conducted its business in the normal course and no past due liabilities at the Effective Time, and (ii) all accountants, legal and broker fees of the Company and its subsidiaries that are not included in the definition of Transaction Expenses (as defined in the Merger Agreement) have been paid), less (b) Transaction Expenses outstanding and unpaid at the Effective Time (“Free Cash”) (including an itemized list of each such unpaid Transaction Expense with a description of the nature of such expense and the person or entity to whom such expense is owed);

○	a certificate, in the form required by Internal Revenue Code Section 1445 and Treasury Regulation Section 1.1445-2(c)(3), certifying to the effect that the Company is not a “United States real property holding company” and no interest in the Company is a “United States real property interest,” each within the meaning of Section 897 of the Code;

○	evidence that the CRG Credit Agreement Amendment (as defined in the Merger Agreement) remains in full force and effect as of the Effective Time;

○	evidence in form and substance reasonably sufficient to confirm the delivery of all notices and receipt of all approvals, consents, and waivers that are listed in the Merger Agreement and requested by Buyer to be delivered or obtained; and

○	written record reasonably acceptable to Buyer evidencing the amount of monetary obligations arising from any loan obtained by the Company or any subsidiary pursuant to the U.S. Small Business Administration Paycheck Protection Program under Division A, Title I of the Coronavirus Relief and Economic Security Act of 2020, as amended and in effect from time to time (the “PPP”) that remain eligible for forgiveness under the PPP as of immediately following the Effective Time.

●	Buyer shall have received all the Resignations;

●	the Key Employees Employment Agreements (as defined in the Merger Agreement) shall be in full force and effect as of the closing;

●	Buyer shall have received evidence that the employment terms for the employees of the Company and of its subsidiaries set forth on Schedule 6.2.10 of the Merger Agreement shall have been amended, effective at or before the closing, to the effect expressly set forth on such schedule;

●	unless otherwise agreed to by Buyer, the time to submit an appraisal demand under Section 262 in connection with the Merger shall have expired, and the Dissenting Shares, if any, shall be no more than 5% of the capital stock of TearLab issued and outstanding as of immediately prior to the Effective Time; and

●	Buyer shall have received from the Company no later than the date on which this information statement was duly and timely delivered to the stockholders entitled thereto and all waiting periods for the consummation of the Merger Agreement under the Exchange Act and the rules of the SEC in order to consummate the Merger have expired, reasonable written evidence to the effect that the Company Warrants have been or will be cancelled and terminated and of no further force or effect no later than the Effective Time.

The obligation of the Company to effect the Merger is also subject to the satisfaction, or waiver by the Company, at or prior to the Effective Time, of the following conditions:

●	The representations and warranties of Buyer and Merger Sub contained in the Merger Agreement and any certificate delivered pursuant to Section 2.3 of the Merger Agreement shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or “material adverse effect”) or in all material respects (in the case of any representation or warranty not qualified by materiality or “material adverse effect”) on and as of the date of the Merger Agreement and on and as of the closing date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects);

●	Buyer and Merger Sub shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Merger Agreement to be performed or complied with by them prior to or on the closing date;

●	No injunction or restraining order shall have been issued by any governmental authority, and be in effect, which restrains or prohibits any material transaction contemplated by the Merger Agreement; and

●	Buyer shall have delivered to the Company:

○	A certificate, dated the closing date and signed by a duly authorized officer of each of Buyer and Merger Sub, that each of the conditions set forth in Section 6.3.1 and Section 6.3.2 of the Merger Agreement has been satisfied; and

○	a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer and Merger Sub certifying (A) that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer and Merger Sub authorizing the execution, delivery and performance of the Merger Agreement and the ancillary documents thereto and the consummation of the transactions contemplated thereby, (B) that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by the Merger Agreement and the ancillary documents thereto, and (C) the names and signatures of the officers of Buyer and Merger Sub authorized to sign the Merger Agreement, the ancillary documents thereto and the other documents to be delivered thereunder.

TERMINATION OF THE MERGER AGREEMENT

Mutual Termination Rights

The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the closing of the Merger by mutual written consent of Buyer and the Company. In addition, the Merger Agreement may be terminated prior to the closing of the Merger by either Buyer or the Company if there shall be any law that makes consummation of the transactions contemplated by the Merger Agreement illegal or otherwise prohibited or any governmental authority shall have issued a governmental order restraining or enjoining the transactions contemplated by the Merger Agreement, and such governmental order shall have become final and non-appealable.

Company Termination Rights

The Merger Agreement can be terminated prior to the closing of the Merger by the Company by written notice to Buyer if:

(i) the Company is not then in material breach of any provision of the Merger Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer or Merger Sub pursuant to the Merger Agreement that would give rise to the failure of any of the conditions to closing specified in the Merger Agreement and such breach, inaccuracy or failure has not been cured by Buyer or Merger Sub within twenty days of Buyer’s or Merger Sub’s receipt of written notice of such breach from the Company; or

(ii) the Merger has not been consummated by August 31, 2020, unless the Company failed to perform or comply with any of the covenants, agreements or conditions of the Merger Agreement to be performed or complied with by it prior to the closing of the Merger or otherwise breached the Merger Agreement and such breach or failure to perform or comply resulted in the failure or non-satisfaction of any of the closing conditions specified in the Merger Agreement.

Buyer Termination Rights

The Merger Agreement may be terminated prior to the closing of the Merger by Buyer by written notice to the Company if:

(i) neither Buyer nor Merger Sub is then in material breach of any provision of the Merger Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the Company pursuant to the Merger Agreement that would give rise to the failure of any of the closing conditions specified in the Merger Agreement and such breach, inaccuracy or failure has not been cured by the Company within twenty days of the Company’s receipt of written notice of such breach from Buyer;

(ii) the Merger has not been consummated by August 31, 2020, unless Buyer or Merger Sub failed to perform or comply with any of the covenants, agreements or conditions of the Merger Agreement to be performed or complied with by them prior to the closing of the Merger or otherwise breached the Merger Agreement and such breach or failure to perform or comply resulted in the failure or non-satisfaction of any of the closing conditions specified in the Merger Agreement;

(iii) prior to the closing of the Merger, the findings of Buyer’s due diligence review of the affairs of the Company or any of its subsidiaries has revealed information that is (i) conflicting or inconsistent in substance with the information included in the Disclosed Company Information (as defined in the Merger Agreement), taken as a whole, or (ii) not expressly included in the Disclosed Company Information (excluding, in the case of clauses (i) and (ii), any Disclosed Company Information posted to any virtual data room after April 17, 2020), and which (in either case) Buyer determines in good faith: (a) is reasonably likely to result in a “material adverse effect” within twelve months following the closing of the Merger or (b) materially and adversely affects the business or assets, or the condition or prospects (financial or otherwise), of the Company and its subsidiaries, taken as a whole, and which cannot be remedied unilaterally by the Company before the closing of the Merger (without waiving compliance with any of the conditions to closing set forth in Section 6.2 of the Merger Agreement), or by the Surviving Corporation within thirty days after the closing of the Merger without incurring any additional undertakings or, in the aggregate, cost or obligations in excess of fifty thousand dollars ($50,000); or

(iv) as a result of the effect of the COVID-19 pandemic on the Company and its business, Buyer reasonably determines in good faith that the transactions contemplated by the Merger Agreement have become impracticable (subject to the payment of the termination fee described below in “Transaction Expenses and Termination Fees” beginning on page 34).

Effect of Termination

In the event that the Merger Agreement is terminated, it will immediately become void and have no effect, without any liability or obligation on the part of Buyer, Merger Sub or the Company, except that (i) the article describing termination provisions, the article describing miscellaneous provisions and the covenant allowing for survival of and requiring compliance with the Mutual Confidential Agreement (as defined in the Merger Agreement) will survive any such termination and (ii) no party to the Merger Agreement will be relieved of any liability from a willful breach of the Merger Agreement.

Transaction Expenses and Termination Fees

Except as described below, all fees and expenses incurred in connection with the Merger Agreement and the Merger will be paid by the party incurring such fees or expenses, whether or not the Merger is consummated. However, the Company must pay Buyer a termination fee of $500,000, in the event that the Merger Agreement is validly terminated by Buyer due to the failure of the Company to deliver to Buyer the Written Consent. Since the Written Consent has been delivered to Buyer, the Company is no longer at risk of paying Buyer such $500,000 termination fee.

Prior to the Effective Time, Buyer may by written notice to the Company in the event, as a result of the effect of the COVID-19 pandemic on the Company and its business, Buyer reasonably determines in good faith that the transactions contemplated by the Merger Agreement have become impracticable. In the event of such termination, Buyer shall, concurrently with such termination, pay the Company as liquidated damages $500,000 by wire transfer of immediately available funds to an account designated in writing by the Company.

The termination fee, if and when paid, will be the sole and exclusive remedy of the Company, Buyer and Merger Sub and their respective affiliates in the event of the termination of the Merger Agreement under circumstances requiring such payment.

GOVERNING LAW

The Merger Agreement and all disputes and controversies arising out of the Merger Agreement and the transactions contemplated thereby will be governed by Delaware law.

SPECIFIC PERFORMANCE

The parties have agreed that irreparable damage would occur if any provision of the Merger Agreement were not performed in accordance with the terms thereof and that the parties shall be entitled to specific performance of the terms thereof, in addition to any other remedy to which they are entitled at law or in equity, including obligating the other parties to close the transactions contemplated by the Merger Agreement.

APPRAISAL RIGHTS

Under Section 262 of the DGCL, TearLab stockholders who did not consent in writing to the adoption of the Merger and the Merger Agreement may, under certain conditions, become entitled to be paid cash for the “fair value” of their stock, as determined by the Court, in lieu of the consideration set forth in the Merger Agreement.

The following is a summary of the procedures to be followed under Section 262, the full text of which is attached as Annex B of this information statement and is incorporated herein by reference. The summary does not purport to be a complete statement of, and is qualified in its entirety by reference to, Section 262. Failure to follow strictly any of the procedures of Section 262 may result in termination or waiver of appraisal rights under Section 262. The process of exercising appraisal rights requires strict compliance with technical requirements. Any TearLab stockholder who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights.

Only a holder of record of shares of Company Capital Stock who (i) has not consented in writing to the Merger or otherwise waived appraisal rights, (ii) complies with the applicable statutory procedures under Section 262 and (iii) does not thereafter withdraw demand for appraisal of such shares or otherwise lose appraisal rights will be entitled to have the Court determine the fair value of the holder’s shares (exclusive of any element of value arising from the accomplishment or expectation of the Merger) and to receive payment of such fair value in cash, together with interest, if any, to be paid upon the amount determined to the fair value. In determining the fair value of such shares, the Court is required to take into account all relevant factors. The value so determined could be more than, less than or the same as the Merger Consideration. The demand for appraisal must be executed by or for the holder of record, fully and correctly, as such holder’s name appears on the holder’s certificates evidencing Company Capital Stock. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, the demand should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be made by or for all owners of record. An authorized agent, including one or more joint owners, may execute the demand for appraisal for a holder of record; however, such agent must identify the record owner or owners and expressly disclose in such demand that the agent is acting as agent for the record owner or owners of such shares. If any TearLab stockholder who demands appraisal under Section 262 fails to perfect, or effectively withdraws or loses his, her or its right to appraisal under the DGCL, such holder’s shares will thereupon be deemed to have been converted into and become exchangeable for the right to receive, as of the effective date, the Merger Consideration, without any interest thereon, in accordance with the Merger Agreement.

A record holder, such as a broker who holds shares of a Company Capital Stock as a nominee for beneficial owners, some or all of whom desire to demand appraisal, must exercise appraisal rights on behalf of such beneficial owners with respect to the shares held for such beneficial owners. In such case, the written demand for appraisal should set forth the number of shares covered by such demand. Unless a demand for appraisal specifies a number of shares, such demand will be presumed to cover all shares held in the name of such record owner.

Under Sections 228(e) and 262(d)(2) of the DGCL, a company is required to mail to holders of Company Capital Stock who have not consented in writing to the adoption and approval of the Merger and Merger Agreement and the transactions contemplated thereby a notice of corporate action taken without a meeting of stockholders and notice of availability of appraisal rights, respectively. The notice of availability of appraisal rights and a copy of Section 262 must be delivered to the applicable stockholders by the company either prior to the effective time of the merger or within 10 days following the effective date of the merger. Any company’s stockholder entitled to appraisal rights may, on or before 20 days after the date of mailing of the notice of availability of appraisal rights, demand in writing from the company an appraisal of his, her or its shares of the company’s capital stock. Such demand will be sufficient if it reasonably informs the company of the identity of the stockholder and that the stockholder intends to demand an appraisal of the stockholder’s shares. Failure to make such a demand on or before the expiration of such 20-day period will foreclose a stockholder’s rights to appraisal. The 20-day period for the TearLab stockholders will begin to run on the date of mailing of this information statement. This information statement constitutes the official notice of appraisal rights to the TearLab stockholders under Section 262(d)(2) of the DGCL.

Any Company Stockholder who elects to exercise appraisal rights must mail or deliver the written demand for appraisal to TearLab.

At any time within 60 days after the Effective Time, any TearLab stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the consideration offered upon the Merger. Thereafter, the written approval of the Company will be needed for such a withdrawal. Upon valid withdrawal of a demand for appraisal, a TearLab stockholder will be entitled to receive the consideration set forth in the Merger Agreement in exchange for his, her or its Company Capital Stock. Once a petition for appraisal is filed, the appraisal proceeding may not be dismissed as to any holder absent court approval, provided, however that the foregoing shall not affect the right of any TearLab stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the Effective Time.

Within 120 days after the Effective Time, in compliance with Section 262, the Company and any stockholder who has properly demanded appraisal and otherwise complied with Section 262 and who has not withdrawn the stockholder’s demand as provided above, each have the right to file in the Delaware Court of Chancery a petition demanding a determination of the value of the shares held by all of the dissenting stockholders. If, within 120 days after the Effective Time, no petition has been filed as provided above, all rights to appraisal will cease and all of the dissenting stockholders who owned shares of Company Capital Stock will become entitled to receive the consideration set forth in the Merger Agreement in exchange for his, her or its Company Capital Stock. The Company is not obligated to file a petition and no stockholder should assume that the Company will file a petition. Any dissenting TearLab stockholder is entitled, within 120 days after the Effective Date and upon written request to the Company, to receive from the Company a statement setting forth the aggregate number of shares not consented in writing in favor of the Merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. A person who is the beneficial owner of Company Capital Stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the Company the statement described in the previous sentence. Such statement must be mailed within 10 days after the written request therefor has been received by the Company or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.

Upon the filing of a petition by a dissenting stockholder, service of a copy of such a petition shall be made upon the Company. The Company shall be required to, within 20 days after such service, file in the office of the Register in Chancery in which the petition was filed, a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom the Company has not reached agreements as to the value of their shares. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the Company and to all such dissenting stockholders. Such notice will also be published at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication deemed advisable by the Delaware Court of Chancery. The forms of the notices by mail and by publication shall be approved by the Delaware Court of Chancery, and costs relating to these notices will be borne by the Company.

If a hearing on the petition is held, the Court is empowered to determine which dissenting stockholders have complied with the provisions of Section 262 and are entitled to an appraisal of their Company Capital Stock. The Court may require that dissenting stockholders submit their share certificates for notation thereon of the pendency of the appraisal proceedings. The Court is empowered to dismiss the proceedings as to any dissenting stockholder who does not comply with such requirement. Accordingly, dissenting stockholders are cautioned to retain their share certificates pending resolution of the appraisal proceedings.

The shares will be appraised by the Court at the fair value thereof as of the Effective Time exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining the value, the court is to take into account all relevant factors. In Weinberger v. UOP, Inc. et al., decided February 1, 1983, the Delaware Supreme Court expanded the considerations that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “fair price obviously requires consideration of all relevant factors involving the value of a Company.” The Delaware Supreme Court stated, in making this determination of fair value, that the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other factors which could be ascertained as of the date of the merger which “throw any light on future prospects of the merged corporation.” The Delaware Supreme Court noted that Section 262 provides that fair value is to be determined “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court held that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.”

Unless the Court its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment shall be compounded quarterly and shall accrue at a rate of 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the Company may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time.

The Court may also (i) assess costs of the proceeding (which exclude attorney’s fees and fees and expenses of experts) among the parties as the Court deems equitable, and (ii) upon application of a stockholder, order all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Determinations by the Court are subject to appellate review by the Delaware Supreme Court.

Dissenting stockholders are generally permitted to participate in the appraisal proceedings. No appraisal proceedings in the Court will be dismissed as to any dissenting stockholder without the approval of the Court, and this approval may be conditioned upon terms which the Court deems equitable; provided, however that the foregoing shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholders’ demand for appraisal and to accept the terms offered upon the Merger within 60 days after the Effective Time. From and after the Effective Time, dissenting stockholders will not be entitled to vote their shares for any purpose and will not be entitled to receive payment of dividends or other distributions in respect of such shares payable to stockholders of record thereafter (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).

AMENDMENT TO TERM LOAN AGREEMENT

On May 11, 2020, concurrently with the execution of the Merger Agreement, TearLab entered into the Amendment to the Loan Agreement. The Amendment provides for the CRG’s consent to the transactions contemplated in connection with the Merger. Pursuant to the Amendment and the related Trigger Exchange Agreement described below, TearLab prepaid on May 11, 2020 $694,417.68 in aggregate principal of the loans outstanding under the Loan Agreement by issuing to CRG 11,850,131 shares of TearLab Common Stock in exchange for and satisfaction of such partial principal prepayment.

The Amendment also provides for, among others, the following additional amendments to the Loan Agreement to become effective upon the consummation of the Merger and satisfaction of the other conditions set forth in the Amendment:

●	The Company would make a $5 million partial prepayment of the outstanding loans under the Loan Agreement.

●	During the first two years until approximately two years after the date of the Amendment, the outstanding loans under the amended Loan Agreement would not amortize but would continue to accrue interest (the “Interest Only Period”). Following the Interest Only Period, the loans would amortize in eight equal quarterly payments.

●	The existing interest rate on the loans would be reduced from thirteen percent (13%) per annum to eight percent (8%) per annum, which the Company may choose to pay in cash or in kind during the Interest Only Period.

●	The maturity date of the loans under the Loan Agreement would be extended to a four (4) year maturity.

●	The company would be allowed to prepay the loans at any time without any prepayment penalties.

●	The existing minimum revenue covenant would be deleted, together with the related right to cure breaches of such minimum revenue covenant with limited equity contributions.

●	The minimum liquidity covenant would be reduced from $3 million to $1 million.

●	The lenders under the Loan Agreement would continue to be able to designate a board observer during any time that the lenders have not designated a director on the Company’s board of directors.

●	The definition of a “change of control” would be amended to take the Company’s new ownership into account, so that the lenders and/or Buyer and their respective affiliates owning more than 50% of the Company would not constitute a change of control under the Loan Agreement.

●	A new event of default would be added to the Loan Agreement as follows: if the Company or any of its subsidiary guarantors breach in any material respect the Merger Agreement, the Trigger Exchange Agreement or any other material agreement contemplated by the transactions referred to in the Amendment, subject to a thirty day cure period so long as the Company is using commercially reasonable efforts to remedy such breach.

The foregoing summary of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment (including the form of amended Loan Agreement attached thereto), attached to this information statement as Annex C and incorporated herein by reference.

TRIGGER EXCHANGE AGREEMENT

On May 11, 2020, TearLab entered into the Trigger Exchange Agreement with the lenders under the Loan Agreement. Immediately following the signing of the Merger Agreement, pursuant to the Trigger Exchange Agreement, the Company prepaid $694,417.68 in aggregate principal of the loans outstanding under the Loan Agreement by issuing to the lenders thereunder 11,850,131 shares of TearLab Common Stock in exchange for and satisfaction of such partial principal prepayment, at a price per share equal to $0.0586.

The foregoing summary of the Trigger Exchange Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Trigger Exchange Agreement, attached to this information statement as Annex D and incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS OF TEARLAB

The following table presents information regarding the beneficial ownership of TearLab Common Stock as of the record date of May 18, 2020 by (i) each person or entity known by TearLab to be a beneficial owner of five percent or more of TearLab Common Stock, (ii) each of our current directors and named executive officers, (iii) each individual who is a former director and who voted to approve the Merger Agreement by the Written Consent, (iv) former directors and named executive officers serving during our last fiscal year, and (v) all current directors and officers as a group.

Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them. The percentage of outstanding shares of TearLab Common Stock beneficially owned is based on 24,410,766 shares of TearLab Common Stock outstanding as of May 18, 2020.

Unless indicated below, the address of each individual listed below is c/o TearLab Corporation, 150 La Terraza Blvd., Ste 101, Escondido, CA 92025.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Number of Shares	Percent of Total Outstanding
5% Stockholders
CR Group L.P. (1)	11,850,131	48.5%
Perkins Capital Management (2)	1,376,736	5.6%

Directors and Executive Officers
Elias Vamvakas (3)	200,543	0.8%
Paul Karpecki (4)	193,073	0.8%
Richard Lindstrom (5)	114,699	0.5%
Anthony Altig (6)	102,710	0.4%
Joseph Jensen (7)	81,706	0.3%
Michael Marquez (8)	4,500	0.0%
All directors and executive officers as a group (6 people) (9)	697,141	2.9%

(1)	Includes (a) 1,555,890 shares held by Capital Royalty Partners II L.P; (b) 3,770,430 shares held by Capital Royalty Partners II – Parallel Fund “A” L.P; (c) 54,539 shares held by Parallel Investment Opportunities Partners II L.P; (d) 4,740,053 shares held by Capital Royalty Partners II – Parallel Fund “B” (Cayman) L.P.; and (e) 1,729,219 shares held by Capital Royalty Partners II (Cayman) AIV I L.P who together make the “Funds”. CR Group LP is a registered investment advisor to the Funds and CR Group L.P. has voting and dispositive power over such shares. CR Group L.P. is indirectly controlled by Nathan D. Hukill, who is a partner of Piedmont Evergreen, subadvisor to CR Group L.P. and a general partner of the general partner of each of the Funds. CR Group L.P.’s principal address is 1000 Main St., Suite 2500, Houston, TX 77002. Mr. Hukill’s principal residence is 200 Dorado Beach Drive, Apt. 3612, Dorado, Puerto Rico 00646.

(2)	Perkins Capital Management holds 96,00 common equivalents and 1,367,136 exercisable within 60 days for clients and has sole voting power over 9,600 of these Shares and sole dispositive power over 1,376,736 of these shares. Perkins Capital Management, Inc. is a Minnesota corporation and the address of Perkins Capital Management, Inc. is 730 Lake St. E, Wayzata, Minnesota 55391.

(3)	Includes (a) 17,500 shares subject to options exercisable within 60 days of May 18, 2020; (b) 126,411 shares held beneficially by Mr. Vamvakas through his relationship with Greybrook Capital Inc; (c) 4,402 shares held beneficially by Mr. Vamvakas through his relationship with Greybrook Securities Inc.; (d) 32,000 shares held beneficially by Mr. Vamvakas through his relationship with Greybrook Corp.; and (e) 20,140 shares held by Mr. Vamvakas. Mr. Vamvakas is the Chairman of Greybrook Capital, Inc., which is located at 890 Yonge St., Suite 700 Toronto, Ontario, Canada M4W 3P4.

(4)	Includes 90,873 shares subject to options exercisable within 60 days of May 18, 2020.

(5)	Includes (a) 91,255 shares subject to options exercisable within 60 days of May 18, 2020; (b) 6,666 shares subject to warrants exercisable within 60 days of May 18, 2020; and (c) 6,000 shares held beneficially by Mr. Lindstrom through his relationship with the Lindstrom Family #2 Limited Partnership.

(6)	Includes (a) 92,211 shares subject to options exercisable within 60 days of May 18, 2020, and (b) 1,666 shares subject to warrants exercisable within 60 days of May18, 2020.

(7)	Includes (a) 52,500 shares subject to options exercisable within 60 days of May 18, 2020, and (b) 6,666 shares subject to warrants exercisable within 60 days of May 18, 2020

(8)	Includes (a) 4,000 shares subject to options exercisable within 60 days of May 18, 2020 and (b) 500 shares purchased as part of the employee stock purchase plan in 2017.

(9)	Includes (a) 348,339 shares subject to options exercisable within 60 days of May 18, 2020, held on record by the current directors and executive officers; and (b) 14,998 shares subject to warrants exercisable within 60 days of May 18, 2020, held on record by the current directors and executive officers.

WHERE YOU CAN FIND MORE INFORMATION

TearLab files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act relating to its businesses, financial condition and other matters. The SEC also maintains an internet website located at www.sec.gov, which contains reports, proxy statements and other information that TearLab files with the SEC electronically via the EDGAR system. You may also obtain free copies of documents that TearLab files with the SEC by accessing TearLab’s website at www.tearlab.com or by directing a request to TearLab’s investor relations departments.

INCORPORATION BY REFERENCE

Statements contained in this information statement, or in any document incorporated in this information statement by reference regarding the contents of other documents, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this information statement certain documents that TearLab files with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this information statement, and later information that TearLab files with the SEC, prior to the closing of the Merger, will automatically update and supersede that information. We incorporate by reference the documents listed below and any documents filed by TearLab pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement and prior to the Effective Time. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as information or proxy statements (except for information furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act). Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this information statement.

TearLab Filings:	Periods:
Annual Report on Form 10-K	Fiscal Year Ended December 31, 2019 filed on March 6, 2020
Quarterly Report on Form 10-Q	Quarterly Period Ended September 30, 2019 filed on November 8, 2019
Current Reports on Form 8-K	Filed on April 7, 2020, April 21, 2020, May 7, 2020, May 11, 2020, May 12, 2020, May 13, 2020 and May 29, 2020

Any person, including any beneficial owner, to whom this information statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, as described above in “Where You Can Find More Information.”

You should rely only on information contained in or incorporated by reference in this information statement. No persons have been authorized to give any information or to make any representations other than those contained in this information statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

THIS INFORMATION STATEMENT IS DATED [●], 2020. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

HOUSEHOLDING OF MATERIALS

Pursuant to the rules of the SEC, services that deliver TearLab’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of TearLab’s information statement, unless TearLab has received contrary instructions from one or more of the stockholders. Upon written or oral request, TearLab will promptly deliver a separate copy of the information statement to any stockholder at a shared address to which a single copy of the information statement was delivered. Multiple stockholders sharing the same address may also notify TearLab if they wish to receive separate copies of TearLab’s communications to stockholders in the future or if they are currently receiving multiple copies of such communications and they would prefer to receive a single copy in the future. Stockholders may notify TearLab of their requests by writing TearLab Corporation, 940 S. Kimball Ave, Ste 100, Southlake TX, 76092, or by calling 1 (855) 832-7522.

ANNEX A

Merger Agreement

Execution Version

Agreement and Plan of Merger

among

Accelmed Partners II L.P.

and

Accelmed Merger Sub, Inc.

and

TearLab Corporation

dated as of

May 11, 2020

i

(continued)

ii

(continued)

iii

(continued)

Page

Exhibits

Exhibit A -	Certificate of Merger
Exhibit B -	Stockholders Consent

SCHEDULES

Schedule 2.11.3	Form of Transmittal Letter
Schedule 5.7.1.	Form of Resignations
Schedule 6.1.3	Required Government Consents
Schedule 6.2.10	Amendments to Certain Employment Terms
Company Disclosures Schedules

iv

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (“Agreement”), dated as of May 11, 2020, among Accelmed Partners II L.P., a Cayman Islands exempted limited partnership (“Buyer”), Accelmed Merger Sub, Inc. a Delaware corporation and a wholly-owned subsidiary of Buyer (“Merger Sub”) and TearLab Corporation, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the parties intend that Merger Sub be merged with and into the Company, with the Company surviving that merger on the terms and subject to the conditions set forth herein (the “Merger”);

WHEREAS, the board of directors of the Company (the “Company Board”) has (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of the Company and its stockholders, (b) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, and (c) resolved to recommend adoption of this Agreement by the stockholders of the Company in accordance with the Delaware General Corporation Law (the “DGCL”);

WHEREAS, following the execution of this Agreement, the Company shall seek to obtain, in accordance with Section 228 of the DGCL, a written consent of its stockholders approving this Agreement, the Merger and the transactions contemplated hereby in accordance with Section 251 of the DGCL;

WHEREAS, the board of directors of Merger Sub has (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of Merger Sub and its stockholders, and (b) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger; and

WHEREAS, the governing body of the Buyer has approved this Agreement and the transactions contemplated hereby, including the Merger.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article  I
Definitions

The following terms have the meanings specified or referred to in this Article I:

“Acquisition Proposal” has the meaning set forth in Section 5.5.1.

“Action” has the meaning set forth in Section 3.5.

A-1

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Ancillary Documents” means the CRG Credit Agreement Amendment, Key Employees Employment Agreements, and the Certificate of Merger.

“Book-Entry Shares” has the meaning set forth in Section 2.8.3.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York, NY are authorized or required by Law to be closed for business.

“Buyer” has the meaning set forth in the preamble.

“Certificate” has the meaning set forth in Section 2.8.3.

“Certificate of Merger” has the meaning set forth in Section 2.4.

“Change in Control Payments” means payments payable to certain members of Company management by reason of, or otherwise in connection with, the Merger pursuant to Contracts entered into by the Company prior to the Closing.

“Closing” has the meaning set forth in Section 2.2.

“Closing CFO Certificate” means a certificate executed by the Chief Financial Officer of the Company certifying Free Cash (including an itemized list of each such unpaid Transaction Expense with a description of the nature of such expense and the Person to whom such expense is owed).

“Closing Date” has the meaning set forth in Section 2.2.

“Closing Per Share Merger Consideration” means an amount equal to $0.0586.

“Closing Secretary Certificate” has the meaning set forth in Section 2.3.1.4.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Company Board” has the meaning set forth in the recitals.

“Company Board Recommendation” has the meaning set forth in Section 3.2.2.

A-2

“Company Capital Stock” means the Common Stock and the Preferred Stock.

“Company Charter Documents” means the Certificate of Incorporation and Bylaws of the Company in effect as of the Effective Time.

“Company Disclosure Schedules” means the Disclosure Schedules delivered by the Company concurrently with the execution and delivery of this Agreement.

“Company Intellectual Property” means all Intellectual Property owned or licensed by the Company or any of its Subsidiaries including Owned Intellectual Property of the Company and Licensed Intellectual Property of the Company.

“Company Plan” means each employee benefit plan, program, policy, contract, agreement or arrangement, including pension, retirement, supplemental retirement, profit-sharing, deferred compensation, stock option, stock purchase, employee stock ownership, change in control, retention, employment, equity or equity-based compensation, severance pay, providence fund, vacation, bonus or other incentive plans, medical, retiree medical, vision, dental or other health plans, life insurance plans, and each other compensatory or employee benefit plan or fringe benefit plan, including any “employee benefit plan” as that term is defined in Section 3(3) of ERISA, in each case, whether oral or written, funded or unfunded, or insured or self-insured, maintained or sponsored by the Company or any Subsidiary, and to which the Company or any Subsidiary contributes or is obligated to contribute or has any potential liability, contingent or otherwise.

“Company SEC Documents” has the meaning set forth in Section 3.5.1

“Company Warrants” has the meaning set forth in Section 2.3.1.1.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Cost and Expenses” means all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the relevant party and its affiliates in connection with this Agreement and the transactions contemplated hereby.

“CRG” means CRG L.P., collectively with its affiliates.

“CRG Closing Debt” means the aggregate monetary obligation of the Company and its Subsidiaries to CRG under the CRG Credit Agreement or otherwise as of the Closing.

“CRG Closing Partial Repayment” means a five million dollars ($5,000,000) payment to CRG to be made out of the Purchase Price proceeds promptly following the Effective Time, as a partial prepayment of the then outstanding CRG Closing Debt.

“CRG Credit Agreement” means that certain Term Loan Agreement, dated as of March 4, 2015, by and among the Company, certain of its Subsidiaries and CRG, as amended from time to time.

A-3

“CRG Credit Agreement Amendment” means that certain amendment to the CRG Credit Agreement executed and delivered concurrently with the execution and delivery of this Agreement.

“D&O Indemnification Agreement” means any agreement providing indemnification, a copy of which has been provided prior to the date hereof to the Buyer and specifically listed on Schedule 3.10.13.

“D&O Indemnified Parties” and “D&O Indemnified Parties” has the meaning set forth in Section 5.7.2.

“D&O Tail Policy” has the meaning set forth in Section 5.7.2.

“DGCL” has the meaning set forth in the recitals.

“Disclosed Company Information” means collectively (i) the SEC Filings, (ii) the Company Disclosure Schedules, and (iii) other written Contracts, documents, and information provided or made available to Buyer by or on behalf of the Company (including posted to any virtual data room) in connection with the transactions contemplated by this Agreement prior to the execution and delivery of this Agreement.

“Disclosure Schedules” means the Company Disclosure Schedules.

“Dissenting Shares” has the meaning set forth in Section 2.10.

“Dollars” or “$” means the lawful currency of the United States.

“Effective Time” has the meaning set forth in Section 2.4.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with any of the Company and its Subsidiaries as a “single employer” within the meaning of Section 414 of the Code.

“FDA” means the U.S. Food and Drug Administration.

“FDCA” means the Federal Food, Drug, and Cosmetic Act.

“Federal Health Care Program” means any “federal health care program” as defined in 42 U.S.C. §1320a-7b(f) (including Medicare, state Medicaid programs, state CHIP programs, TRICARE and similar or successor programs with or for the benefit of any Governmental Authority).

“FIRPTA Certificate” means a certificate, in the form required by Internal Revenue Code Section 1445 and Treasury Regulation Section 1.1445-2(c)(3), certifying to the effect that the Company is not a “United States real property holding company” and no interest in the Company is a “United States real property interest,” each within the meaning of Section 897 of the Code.

A-4

“Free Cash” means (a) the cash and cash equivalents that the Company and its Subsidiaries have at the Closing (assuming (i) the Company has conducted its business in the normal course and no past due liabilities at Closing, and (ii) all accountants, legal and broker fees of the Company and its Subsidiaries that are not included in Transaction Expenses have been paid), less (b) Transaction Expenses outstanding and unpaid at the Closing.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Good Clinical Practices” means ethical and scientific quality standards for designing, conducting, recording and reporting trials that involve the participation of human subjects, conflicts of interest and financial disclosures, and includes FDA regulations in 21 C.F.R. Parts 50, 54, 56, 812, and 814, and any other comparable applicable law of the FDA or any other Governmental Authority.

“Good Laboratory Practices” means the FDA regulations in 21 C.F.R. Part 58 and any other comparable applicable law of the FDA or any other Governmental Authority.

“Good Manufacturing Practices” means the activities that are mandated by 21 U.S.C. §351(a)(2)(B) and the FDA’s implementing applicable law pursuant to that statute, or are mandated by other comparable applicable law of FDA or any other Governmental Authority, including, without limitation, those relating to the collection, manufacturing, processing, storing, testing, clinical distribution, packing and holding of devices, and similar activities that are mandated under the FDCA and FDA’s implementing regulations, including 21 C.F.R. Part 820, or other comparable applicable law of any other Governmental Authority.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Healthcare Laws” means all laws and orders relating to health care providers and facilities, participation in Federal Health Care Programs, the practice of medicine, institutional, equipment and professional licensure, pharmacology and the securing, administering and dispensing of drugs, devices, medicines and controlled substances, medical documentation, physician orders, medical record retention, laboratory services, surgery, radiation therapy, research, unprofessional conduct, fee-splitting, referrals, billing and submission of false or fraudulent claims, claims processing, quality, safety, medical necessity, appropriate use, medical privacy and security, patient confidentiality, informed consent, the hiring of employees or acquisition of services or supplies from Persons excluded from participation in Federal Health Care Programs, standards of care, quality assurance, risk management, utilization review, peer review, mandated reporting of incidents, occurrences, diseases and events and advertising or marketing of health care services, including Medicare, Medicaid, CHIP, the TRICARE laws (10 U.S.C. § 1071, et seq.), the False Claims Act (31 U.S.C. § 3729, et seq.), the Civil Monetary Penalties Law (42 U.S.C. § 1320a -7a), federal and state anti-kickback statutes (including 42 U.S.C. § 1320a 7b), federal and state referral laws (including 42 U.S.C. § 1395nn), criminal false claims statutes (e.g., 18 U.S.C. §§ 287 and 1001), the Program Fraud Civil Remedies Act of 1986 (31 U.S.C. § 3801, et seq.), the Beneficiary Inducement Statute (42 U.S.C. § 1320a-7 a(a)(5)), the Clinical Laboratory Improvement Act (42 U.S.C. § 263a, et seq.), the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (P.L. 108-173, 117 Stat. 2066), the Federal, Food, Drug and Cosmetic Act, as amended (21 U.S.C. § 301 et seq.), the Clinical Laboratory Improvement Amendments of 1988 (42 U.S.C. § 263a), the Deficit Reduction Act of 2005 (P.L. 109-171, 120 Stat. 4), the Controlled Substances Act (21 U.S.C. § 801, et seq.) and HIPAA, the rules and regulations promulgated under the foregoing statutes, and any other similar local, state, or foreign law.

A-5

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, P.L. 104-191 (including the Standards for Privacy of Individually Identifiable Health Information, the Security Standards for the Protection of Electronic Protected Health Information and the Standards for Electronic Transactions and Code Sets promulgated thereunder) and applicable state Laws regarding patient privacy and the security, use or disclosure of health care records.

“Indebtedness” means, with respect to the Company or any Subsidiary, all monetary obligations related to borrowed money (other than (i) internal monetary obligations among the Company and the Subsidiaries and (ii) monetary obligations arising from any loan obtained by the Company or any Subsidiary pursuant to the PPP that remain eligible for forgiveness under the PPP as of immediately following the Closing).

“Information Statement” has the meaning set forth in Section 5.4.1.

“Information Statement Mailing Date” has the meaning set forth in Section 5.4.2.

“Intellectual Property” means all intellectual property and industrial property rights and assets, and all rights, interests and protections that are associated with, similar to, or required for the exercise of, any of the foregoing, however arising, pursuant to the Laws of any jurisdiction throughout the world, whether registered or unregistered, including any and all: (a) trademarks, service marks, trade names, brand names, logos, trade dress, design rights and other similar designations of source, sponsorship, association or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications and renewals for, any of the foregoing; (b) internet domain names, whether or not trademarks, registered in any top-level domain by any authorized private registrar or Governmental Authority, web addresses, web pages, websites and related content, accounts with Twitter, Facebook and other social media companies and the content found thereon and related thereto, and URLs; (c) works of authorship, expressions, designs and design registrations, whether or not copyrightable, including copyrights, author, performer, moral and neighboring rights, and all registrations, applications for registration and renewals of such copyrights; (d) inventions, discoveries, trade secrets, business and technical information and know-how, databases, data collections and other confidential and proprietary information and all rights therein; (e) patents (including all reissues, divisionals, provisionals, continuations and continuations-in-part, re-examinations, renewals, substitutions and extensions thereof), patent applications, and other patent rights and any other Governmental Authority-issued indicia of invention ownership (including inventor’s certificates, petty patents and patent utility models); and (f) software and firmware, including data files, source code, object code, application programming interfaces, architecture, files, records, schematics, computerized databases and other related specifications and documentation.

A-6

“Key Employees Employment Agreements” means the respective amended and restated employment agreements of the Company’s Chief Executive Officer, Chief Financial Officer, and Chief Scientific Officer executed and delivered prior to or concurrently with the execution hereof, or otherwise in form and substance acceptable to Buyer and the respective employee and agreed to in writing.

“Knowledge” means, when used with respect to the Company, the actual knowledge of each of the Company’s officers, after due inquiry of direct reports.

“Law” has the meaning set forth in Section 3.4.

“Leased Real Property” means all Real Property that is leased, subleased, licensed or otherwise occupied by the Company as a tenant, subtenant, licensee or other occupant pursuant to an occupancy agreement.

“Liability” shall mean any liability, indebtedness, or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured, determined, determinable, or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP).

“Licensed Company Software” means all Software that is licensed or purported to be licensed by the Company.

“Licensed Intellectual Property of the Company” means all of the Intellectual Property that is licensed or purported to be licensed by the Company, including the Licensed Company Software.

“Material Adverse Effect” means any change, effect, development, circumstance, condition, state of facts, event or occurrence (“Effect”) that has had, or is reasonably expected to have, a material adverse effect on (a) the business, assets and liabilities, operations (including results thereof), condition or prospects (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (b) the ability of the Company to perform any of its obligations pursuant to this Agreement and to consummate the Merger and the transactions contemplated hereby and thereby in a timely manner; provided, however, that any Effect, to the extent resulting from any of the following, in and of itself or themselves, shall not constitute, and shall not be taken into account in determining whether there has been or will be, a Material Adverse Effect: (i) any action taken by the Company or any of its Subsidiaries (or the failure by the Company or any of its Subsidiaries to take any action) at the request or direction of Buyer or Merger Sub or as may be required by this Agreement or to cause the conditions set forth herein to be satisfied; (ii) the execution and delivery of this Agreement or the public announcement of this Agreement or the transactions contemplated hereby or the identity of Buyer, including of officers or employees, changes in relationships with suppliers or customers or other business relations; (iii) any Action commenced in connection with this Agreement or the transactions contemplated by this Agreement by or before any Governmental Authority; (iv) any Effect expressly disclosed in the Company Disclosure Schedule; (v) any failure by the Company to meet any internal or published projections, forecasts, estimates or projections in respect of revenues, cash flow, earnings or other financial or operating metrics for any period; (vi) any Effect on or with respect to the market price or trading volume of shares of Common Stock; (vii) any reduction in the credit rating of the Company or any of its Subsidiaries; (viii) changes in general economic or political conditions or financial or securities markets, including any changes affecting financial, credit, foreign exchange or capital market conditions (including with respect to or as a result of COVID-19); (ix) changes in conditions generally affecting the principal industry in which the Company and its Subsidiaries operate (including with respect to or as a result of COVID-19); (x) changes in GAAP or applicable Law, or enforcement or interpretation thereof, in each case as applicable to the Company or any of its Subsidiaries; (xi) political conditions, acts of war (whether or not declared), armed hostilities, sabotage or terrorism or any escalation or material worsening of any of the foregoing; and (xii) any hurricane, tornado, flood, earthquake, tsunami, volcano eruption or other natural disaster or weather event, any disease, virus, pandemic or epidemic (including with respect to or as a result of COVID-19), or any other force majeure event, or any escalation or material worsening of any of the foregoing; provided, however, that, solely with respect to clauses (viii) through (xii), any Effect to the extent the same materially and disproportionately affects the Company and its Subsidiaries, taken as a whole, as compared to other Persons operating in the same principal industry in which the Company and its Subsidiaries operate, then the incremental disproportionate adverse impact of such Effect shall be taken into account for the purpose of determining whether a Material Adverse Effect has occurred.

A-7

“Merger Consideration” means the aggregate of all Closing Per Share Merger Consideration, which is expected to be $736,053.21.

“Merger Sub” has the meaning set forth in the preamble.

“Option” means any option to purchase Common Stock granted under the Stock Option Plan that is outstanding.

“Optionholder” means a holder of an Option.

“Ordinary Course of Business” means the ordinary and usual course of business of the Company, consistent with past practice.

“Owned Company Software” means all Software that is owned or purported to be owned by the Company or any of its Subsidiaries.

“Owned Intellectual Property of the Company” means all of the Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries, including the Owned Company Software.

“Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

A-8

“Permitted Liens” means (i) liens disclosed on the Company Balance Sheet, (ii) statutory liens for current taxes that are (a) not yet delinquent and payable or (b) being contested in good faith (and for which adequate accruals or reserves have been established on the financial statements of the Company filed with the SEC), (iii) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar liens granted or which arise in the ordinary course of business, (iv) liens disclosed in Company Disclosure Schedules or the Company SEC Documents, (v) liens which are statutory or common law liens to secure landlords, lessors or renters under leases or rental agreements, (vi) liens which are imposed on the underlying fee or other interest in real property subject to a real property lease,

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“PPP” means the U.S. Small Business Administration Paycheck Protection Program under Division A, Title I of the Coronavirus Relief and Economic Security Act of 2020, as amended and in effect from time to time.

“Preferred Stock” means the preferred stock, par value $0.001 per share, of the Company.

“Purchase Price” means an amount equal to (a) the Merger Consideration plus (b) the amount of the CRG Closing Partial Repayment.

“Real Property” means all real property owned, leased, subleased, licensed, used or otherwise occupied by the Company, together with all improvements, buildings, structures and facilities located thereon and all easements, covenants, and rights-of-way appurtenant thereto.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Requisite Stockholder Vote” means adoption of this Agreement by the affirmative vote or consent of Stockholders representing more than fifty percent (50%) of the outstanding shares of Common Stock and Preferred Stock voting together as a single class on an as-converted basis.

“Resignations” has the meaning set forth in Section 5.7.1.

“SEC Clearance Date” shall have the meaning set forth in Section 5.4.

“SEC Filings” means collectively the Company’s SEC Documents (including exhibits identified on the schedule of exhibits filed with the SEC), but excluding any predictive, cautionary or forward looking disclosures contained under the captions “risk factors,” “forward looking statements” or any similar precautionary sections and any other disclosures contained therein that are predictive, cautionary or forward looking in nature.

“Series A Convertible Preferred Stock” means the Series A Convertible Preferred Stock, par value $0.001 per share, of the Company.

“Software” means computer software programs and software systems, including databases, compilations, tool sets, compilers, higher level or “proprietary” languages and related documentation and materials, including programmers’ notes and source code annotations, user manuals and training materials, whether in source code or other human readable form or object code, all descriptions, flow-charts and other work product and technology used to design, plan, organize, maintain, support or develop any of the foregoing, and the contents and audiovisual displays on any websites.

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“Standard Customer Agreements” means any Contract with a customer, reseller, distributor, or similar partner of the Company or any of its Affiliates that is entered into in the ordinary course of business and on terms materially consistent with those customary for the Company or such Affiliate.

“Stock Option Plan” means TearLab Corporation 2002 Stock Incentive Plan, as amended on June 23, 2017 and any other agreement under which options to purchase shares of the Common Stock have been issued.

“Stockholder” means a holder of Company Capital Stock.

“Stockholder Consent” has the meaning set forth in Section 5.3.1.

“Stockholder Notice” has the meaning set forth in Section 5.4.

“Surviving Corporation” has the meaning set forth in Section 2.1.

“Tax Return” means all U.S. federal, state, local and non-U.S. returns, estimates, information statements, forms, declarations, documents and reports, including any attachments or schedules thereto and amendments thereof, filed or required to be filed with a taxing authority.

“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, capital stock, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, disability, estimated, excise, severance, social security, environmental, stamp, occupation, premium, property (including, without limitation, with respect to Real Property or personal property), real property gains, windfall profits, customs, duties, value added, alternative or add-on minimum, or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Termination Dispute” has the meaning set forth in Section 7.1.6.

“Termination Dispute Notice” has the meaning set forth in Section 7.1.6.

“Termination Fee” has the meaning set forth in Section 7.3.

“Termination Notice” has the meaning set forth in Section 7.1.6.

“Top Customers” has the meaning set forth in Section 3.11.

“Top Vendors” has the meaning set forth in Section 3.11.

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“Transaction Expenses” means (a) (i) all cost and expenses on account of defeasance of Company Warrants and of Options, (ii) fees of legal counsel, financial advisors, accountants and brokers, and (iii) the Change in Control Payments, incurred by the Company and any Subsidiary by reason of, or in connection with, the preparation, negotiation and execution of this Agreement, and the performance and consummation of the Merger, the other transactions contemplated hereby and thereby, and (b) any unpaid costs at Closing of the D&O Tail Policy referenced in Section 5.7.2.

Article II

The Merger

2.1 The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, (a) Merger Sub will merge with and into the Company, and (b) the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under the DGCL as the surviving corporation in the Merger (sometimes referred to herein as the “Surviving Corporation”).

2.2 Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the “Closing”) shall take place as promptly as practicable after, and in no event later than 10:00 a.m., New York time, on the date that is two (2) Business Days after, the last of the conditions to Closing set forth in Article VI have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), at the offices of McDermott Will & Emery LLP, 1007 N. Orange Street, 4th Floor, Wilmington, DE, 19801, or at such other time or on such other date or at such other place or at no place, as the Company and Buyer may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”); provided, however, that the Closing shall not occur prior to the date that is twenty (20) days after the Information Statement Mailing Date.

2.3 Closing Deliverables.

2.3.1 At or prior to the Closing, the Company shall deliver to Buyer the following:

2.3.1.1 evidence of termination (at or before the Effective Time) of all the outstanding company Warrants (the “Company Warrants”) set forth in Section 2.03(a)(vii) of the Company Disclosure Schedules;

2.3.1.2 the Resignations;

2.3.1.3 a certificate, dated the Closing Date and signed by a duly authorized officer of the Company, that each of the conditions set forth in Section 6.2.1 and Section 6.2.2 has been satisfied;

2.3.1.4 a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of the Company certifying (A) that attached thereto are true and complete copies of (1) all resolutions adopted by the Company Board authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, and (2) the Stockholder Consent, (B) all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby, and (C) the names and signatures of the officers of the Company authorized to sign this Agreement and the other documents to be delivered hereunder and thereunder (the “Closing Secretary Certificate”);

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2.3.1.5 a good standing certificate (or its equivalent) from the secretary of state or similar Governmental Authority of the jurisdiction under the Laws in which the Company and any of its Subsidiaries is organized or qualified to do business;

2.3.1.6 the Closing CFO Certificate, evidencing, among other things, that (i) the Company’s total legal fees and expenses included in the Transaction Expenses do not exceed $500,000 and (ii) the Company’s total investment advisers’ fees and expenses included in the Transaction Expenses do not exceed $150,000; and

2.3.1.7 the FIRPTA Certificate,

2.3.1.8 evidence that the CRG Credit Agreement Amendment remains in full force and effect as of the Effective Time;

2.3.1.9 evidence in form and substance reasonably sufficient to confirm the delivery of all notices and receipt of all approvals, consents, and waivers that are listed on Schedule 3.4.1 and requested by Buyer to be delivered or obtained; and

2.3.1.10 written record reasonably acceptable to Buyer evidencing the amount referenced in clause (ii) of the definition of “Indebtedness” set forth above (related to the PPP).

2.3.2 At the Closing, Buyer shall deliver to the Company (or such other Person as may be specified herein) the following:

2.3.2.1 a certificate, dated the Closing Date and signed by a duly authorized officer of each of Buyer and Merger Sub, that each of the conditions set forth in Section 6.3.1 and Section 6.3.2 has been satisfied; and

2.3.2.2 a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer and Merger Sub certifying (A) that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer and Merger Sub authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, (B) that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby, and (C) the names and signatures of the officers of Buyer and Merger Sub authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder.

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2.4 Effective Time. Subject to the provisions of this Agreement, at the Closing, the Company, Buyer and Merger Sub shall cause a certificate of merger substantially in the form attached hereto as Exhibit A (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at such time as the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by the Company and Buyer in writing and specified in the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

2.5 Effects of the Merger. The Merger shall have the effects set forth herein and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

2.6 Certificate of Incorporation; By-laws. At the Effective Time, (a) the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof or as provided by applicable Law, and (b) the by-laws of Merger Sub as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation until thereafter amended in accordance with the terms thereof, the certificate of incorporation of the Surviving Corporation or as provided by applicable Law; provided, however, in each case, that the name of the corporation set forth therein shall be changed to the name of the Company.

2.7 Directors and Officers. The directors and officers of Merger Sub, in each case, immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Surviving Corporation.

2.8 Effect of the Merger on Company Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of Buyer, Merger Sub, the Company or any Stockholder:

2.8.1 Cancellation of Certain Company Capital Stock. Shares of Common Stock and Preferred Stock that are owned by CRG, Buyer, Merger Sub or any of their respective direct or indirect Affiliates, or the Company (as treasury stock or otherwise) or any of its direct or indirect wholly owned Subsidiaries (collectively the “Cancelled Shares”) shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

2.8.2 Conversion of Other Company Capital Stock.

2.8.2.1 Common Stock. Each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) the Cancelled Shares, and (ii) Dissenting Shares) shall be converted into the right to receive the Closing Per Share Merger Consideration.

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2.8.2.2 Preferred Stock. Each share of Preferred Stock issued and outstanding immediately prior to the Effective Time (other than (i) the Cancelled Shares, and (ii) Dissenting Shares) shall be converted into the right to receive the Closing Per Share Merger Consideration.

2.8.3 Cancellation of Stockholder Rights. At the Effective Time, all shares of Company Capital Stock will no longer be outstanding and all shares of Company Capital Stock shall automatically be cancelled and retired and shall cease to exist, and each holder of (i) a certificate formerly representing any shares of Company Capital Stock (each, a “Certificate”), or (ii) any book-entry shares which immediately prior to the Effective Time represented shares of the Company Capital Stock (each, a “Book-Entry Share”) shall, subject to applicable Law in the case of Dissenting Shares, cease to have any rights as a stockholder of the Company, except the right to receive the Closing Per Share Merger Consideration in accordance with Section 2.8.2.

2.8.4 Conversion of Merger Sub Capital Stock. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation with the same rights, powers, and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing shares of Merger Sub common stock shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

2.9 Treatment of Options and Warrants.

2.9.1 Each Option that is outstanding and unexercised immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, without any action on the part of Buyer, Merger Sub, the Company or any Optionholder, cancelled and each Optionholder shall cease to have any rights with respect thereto. For the avoidance of doubt, the Company represents and warrants to the Buyer that (i) no Options shall have any right to receive any consideration in respect thereof, and (ii) all Options shall have, as of the Effective Time, been terminated with no further rights to the holders thereof.

2.9.2 As of the Effective Time, the Company Warrants shall have been cancelled and terminated and of no further force or effect.

2.9.3 At or prior to the Effective Time, the Company Board shall adopt any resolutions and take any actions necessary to effectuate the provisions of Sections 2.9.1 and 2.9.2.

2.10 Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, shares of Company Capital Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Capital Stock cancelled in accordance with Section 2.8.1) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who has properly exercised appraisal rights of such shares of Company Capital Stock in accordance with Section 262 of the DGCL (such shares of Company Capital Stock being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect or otherwise loses such holder’s appraisal rights under the DGCL with respect to such shares of Company Capital Stock) shall not be converted into a right to receive the Closing Per Share Merger Consideration, but instead shall be entitled to only such rights as are granted by Section 262 of the DGCL; provided, however, that if, after the Effective Time, such holder fails to perfect, withdraws or loses such holder’s right to appraisal pursuant to Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Capital Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Closing Per Share Merger Consideration, if any, to which such holder is entitled pursuant to Section 2.8.2, without interest thereon. The Company shall provide Buyer prompt written notice of any demands received by the Company for appraisal of shares of Company Capital Stock, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL that relates to such demand, and Buyer shall have the opportunity and right to direct all negotiations and proceedings with respect to such demands so long as such right is exercised reasonably and in good faith. Except with the prior written consent of Buyer (not to be unreasonably withheld, conditioned, or delayed), the Company shall not make any payment with respect to, or settle or offer to settle, any such demands.

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2.11 Surrender and Payment.

2.11.1 Paying Agent; Payment Fund. Prior to the Effective Time, Buyer shall appoint a paying agent (the “Paying Agent”) to act as the agent for the purpose of paying the payments described in Section 2.11.

2.11.2 At or promptly following the Effective Time, Buyer shall pay the aggregate Purchase Price, as follows: (a) the amount of $736,053.21 (such amount on deposit, plus any other required amounts in accordance with Section 2.11.3, the “Payment Fund”) shall be deposited with the Paying Agent, in trust, for payment following Closing of the aggregate Closing Per Share Merger Consideration in respect of all of the shares of Company Capital Stock represented by the Certificates and the Book-Entry Shares (other than: (i) Cancelled Shares; and (ii) Dissenting Shares), and (b) $5 million to CRG in accordance with the CRG Credit Agreement Amendment on account of the CRG Closing Partial Repayment. The Payment Fund shall not be used for any purpose other than to fund the Merger Consideration;

2.11.3 If for any reason (including losses) the Payment Fund is inadequate to pay the amounts to which holders of shares shall be entitled under Section 2.8.2, Buyer shall take all steps necessary to, or to enable or cause the Surviving Corporation to, promptly deposit in trust additional cash with the Paying Agent sufficient to make all payments required under this Agreement. The Payment Fund shall not be used for any other purpose. Buyer or the Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of shares of Company Capital Stock for the Merger Consideration. Promptly after the Effective Time, Buyer shall send, or shall cause the Paying Agent to send, to each record holder of shares of Company Capital Stock at the Effective Time, whose Company Capital Stock was converted pursuant to Section 2.8.2 into the right to receive the Closing Per Share Merger Consideration, a letter of transmittal and instructions, substantially in the form attached as Schedule 2.11.3 hereto, (which shall, among other things, specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Book-Entry Shares to the Paying Agent) for use in such exchange.

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2.11.4 Procedures for Surrender; No Interest. Each holder of shares of Company Capital Stock that have been converted into the right to the Merger Consideration shall be entitled to receive the aggregate Closing Per Share Merger Consideration in respect of the Company Capital Stock represented by a Certificate or Book-Entry Share upon: (i) surrender to the Paying Agent of a Certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Paying Agent; or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of Book-Entry Shares. Until so surrendered or transferred, as the case may be, each such Certificate or Book-Entry Share, as applicable, shall represent after the Effective Time for all purposes only the right to receive the aggregate Closing Per Share Merger Consideration payable in respect thereof. No interest shall be paid or accrued on the cash payable upon the surrender or transfer of any Certificate or Book-Entry Share. Upon payment of the Merger Consideration pursuant to the provisions of this Article II, each Certificate or Book-Entry Share so surrendered or transferred, as the case may be, shall immediately be cancelled.

2.11.5 Investment of Payment Fund. Until disbursed in accordance with the terms and conditions of this Agreement, the cash in the Payment Fund will be invested by the Paying Agent, as directed by Buyer or the Surviving Corporation, in: (i) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than 30 days; (ii) commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively; or (iii) certificates of deposit, bank repurchase agreements, or banker’s acceptances of commercial banks with capital exceeding $1,000,000,000 (based on the most recent financial statements of such bank that are then publicly available). No losses with respect to any investments of the Payment Fund will affect the amounts payable to the holders of Certificates or Book-Entry Shares. Any income from investment of the Payment Fund will be payable to Buyer or the Surviving Corporation, as Buyer directs.

2.11.6 Payments to Non-Registered Holders. If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Book-Entry Share, as applicable, is registered, it shall be a condition to such payment that: (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Book-Entry Share shall be properly transferred; and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Certificate or Book-Entry Share, as applicable, or establish to the reasonable satisfaction of the Paying Agent that such Tax has been paid or is not payable.

2.11.7 Full Satisfaction. All Merger Consideration paid upon the surrender of Certificates or transfer of Book-Entry Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Capital Stock formerly represented by such Certificate or Book-Entry Shares, and from and after the Effective Time, there shall be no further registration of transfers of shares of Company Capital Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged for the aggregate Closing Per Share Merger Consideration provided for, and in accordance with the procedures set forth, in this Article II.

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2.11.8 Termination of Payment Fund. Any portion of the Payment Fund that remains unclaimed by the holders of shares of Company Capital Stock six (6) months after the Effective Time shall be returned to Buyer, upon demand, and any such holder who has not exchanged shares of Company Capital Stock for the Merger Consideration in accordance with this Section 2.11 prior to that time shall thereafter look only to Buyer (subject to abandoned property, escheat, or other similar Laws), as general creditors thereof, for payment of the applicable aggregate Closing Per Share Merger Consideration without any interest. Notwithstanding the foregoing, Buyer shall not be liable to any holder of shares of Company Capital Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat, or similar Laws. Any amounts remaining unclaimed by holders of shares of Company Capital Stock two (2) years after the Effective Time (or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Authority) shall become, to the extent permitted by applicable Law, the property of Buyer free and clear of any claims or interest of any Person previously entitled thereto.

2.11.9 Dissenting Shares Merger Consideration. Any portion of the Merger Consideration made available to the Paying Agent in respect of any Dissenting Shares shall be returned to Buyer, upon demand.

2.12 Withholding Rights. Each of the Paying Agent, Buyer and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article II such amounts as may be required to be deducted and withheld with respect to the making of such payment under any Tax Laws. To the extent that amounts are so deducted and withheld by the Paying Agent, Buyer, Merger Sub, or the Surviving Corporation, as the case may be, and paid over to the applicable Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which the Paying Agent, Buyer, Merger Sub, or the Surviving Corporation, as the case may be, made such deduction and withholding.

2.13 No Further Ownership Rights in Company Capital Stock. All Merger Consideration paid or payable in accordance with the terms of this Agreement shall be deemed to have been paid or payable in full satisfaction of all rights pertaining to the shares of Company Capital Stock, and from and after the Effective Time, there shall be no further registration of transfers of shares of Company Capital Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be cancelled and exchanged for the applicable aggregate Closing Per Share Merger Consideration provided for, and in accordance with the procedures set forth, in this Article II and elsewhere in this Agreement.

2.14 Lost Certificates. If any Certificate shall have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen, or destroyed and, unless expressly waived by Buyer in writing, the posting by such Person of a bond, in such reasonable amount as Buyer may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue, in exchange for such lost, stolen, or destroyed Certificate, the Closing Per Share Merger Consideration to be paid in respect of the shares of Common Stock formerly represented by such Certificate as contemplated under this Article II.

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2.15 Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur (other than the issuance of additional shares of capital stock of the Company as permitted by this Agreement), including by reason of any reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange, readjustment of shares, or similar transaction, or any stock dividend or distribution paid in stock, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted (to the extent necessary) to reflect such change; provided, however, that this sentence shall not be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

Article III
Representations And Warranties Of The Company

Except as disclosed or included in (i) the SEC Filings, (ii) the applicable section or subsection of the Company Disclosure Schedules (it being understood that any information set forth in one section or subsection of the Company Disclosure Schedules shall be deemed to apply to and qualify the representation and warranty set forth in this Agreement to which it corresponds in number and, whether or not an explicit reference or cross-reference is made, each other representation and warranty set forth in this Article III for which it is reasonably apparent (based on the specific details disclosed in the Company Disclosure Schedules) that such information is relevant to such other section or subsection), or (iii) the other Disclosed Company Information, the Company hereby represents and warrants to Buyer as follows:

3.1 Organization of the Company.

3.1.1 The Company is duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has the full corporate power and authority and possesses all Permits necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted and presently proposed to be conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

3.1.2 The Company has made available to Buyer true and complete copies of the Charter Documents of the Company, each as amended to date. The minute books of the Company, all of which have been made available to Buyer before the date of this Agreement, are true and complete in all material respects.

3.1.3 Schedule 3.1.3 of the Company Disclosure Schedules lists, as of the date of this Agreement, each subsidiary of the company (each, a “Subsidiary” and, collectively, the “Subsidiaries”). Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (or formation, as applicable), and has the requisite power and authority and possesses all Permits necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted and presently proposed to be conducted. Each Subsidiary is duly qualified to do business and in good standing to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. The Subsidiaries are wholly owned by the Company, the shares in the Subsidiaries are free and clear of any liens (other than Permitted Liens), and no Person other than the Company has any rights convertible or exercisable into equity interests in any of the Subsidiaries or has claimed any lien (other than Permitted Liens) in respect of the shares in the Subsidiaries.

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3.2 Capital Stock of the Company.

3.2.1 The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, 12,560,635 of which are issued and outstanding as of May 7, 2020 (the “Capitalization Date”), and 10,000,000 shares of Preferred Stock, 2,114 of which are designated Series A Convertible Preferred Stock, none of which are issued and outstanding as of the Capitalization Date. As of the Capitalization Date, no shares of the Company’s capital stock are held by the Company in its treasury.

3.2.2 Except as set forth on Schedule 3.2.2 of the Company Disclosure Schedules, shares of Common Stock to be issued in connection with the transactions contemplated by the CRG Credit Agreement Amendment, and the Options and the Company Warrants, all of which are being cancelled as of the Effective Time in accordance with Section 2.9.1 above, as of the Capitalization Date, there are no outstanding (A) securities of the Company or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of Company Capital Stock or other voting securities or equity interests of the Company or any of its Subsidiaries; (B) stock appreciation rights, “phantom” stock rights, performance units, interests in or rights to the ownership or earnings of the Company or any of its Subsidiaries or other equity equivalent or equity-based award or right; (C) subscriptions, options, warrants, calls, commitments, Contracts or other rights to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any shares of capital stock of the Company or any of its Subsidiaries, voting securities, equity interests or securities convertible into or exchangeable or exercisable for capital stock or other voting securities or equity interests of the Company or any of its Subsidiaries or rights or interests described in clause (B); or (D) obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such securities or to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold, any such securities. Except as set forth on Schedule 3.2.2 of the Company Disclosure Schedules, there are no shareholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party or on file with the Company with respect to the holding, voting, registration, redemption, repurchase or disposition of, or that restricts the transfer of, any capital stock or other equity interest of the Company or any of its Subsidiaries. All existing (if any) agreements or undertakings described in the preceding sentence shall terminate, and shall have no further force and effect, from and after the Effective Time.

3.2.3 Except for the Options, all of which are being cancelled as of the Effective Time in accordance with Section 2.9.1 above, as of the date of this Agreement, there are no, and at the Effective Time there shall not be any, options to purchase shares of Company Capital Stock granted under any employee or director stock option, stock purchase, phantom equity, or equity-based compensation plan, arrangement or agreement of the Company or otherwise. No Options or other right to acquire capital stock of the Company previously outstanding as of the date hereof (i) was granted with an exercise price for purposes of Section 409A of the Code that is less than the fair market value of the underlying stock or security on the date of grant or (ii) had any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such option or right, in each case, determined in a manner consistent with Section 409A of the Code.

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3.3 Authority.

3.3.1 The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to approve this Agreement or to consummate the Merger or the other transactions contemplated hereby, subject, in the case of the consummation of the Merger, to the adoption of this Agreement by the Requisite Stockholder Vote. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Buyer and Merger Sub, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

3.3.2 The Company Board duly and unanimously adopted resolutions (i) that the terms of this Agreement and the transactions contemplated hereby, including the “agreement of merger” (as such term is used in Section 251 of the DGCL), are advisable and fair to, and in the best interests of, the Company and its stockholders (including stockholders other than Buyer), (ii) approving this Agreement and the transactions contemplated hereby, including the Merger, (iii) directing that this Agreement and the transactions contemplated hereby, including the Merger, be submitted to the stockholders of the Company for their adoption of this Agreement and approval of the Merger, and (iv) resolving to recommend that the Stockholders adopt the “agreement of merger” and approve the Merger (the “Company Board Recommendation”) which resolutions have not been subsequently rescinded, modified or withdrawn in any way.

3.3.3 The Requisite Stockholder Vote is the only vote of the holders of any class or series of the Company’s capital stock or other securities required by applicable Law in connection with the consummation of the Merger. No separate vote of the holders of any class or series of the Company’s capital stock or other securities is required in connection with the consummation of any of the transactions contemplated hereby to be consummated by the Company other than the Merger.

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3.4 No Conflict; Consents and Approvals.

3.4.1 The execution, delivery and performance of this Agreement by the Company does not, and the consummation of the Merger and the other transactions contemplated hereby and compliance by the Company with the provisions hereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation, modification or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any lien in or upon any of the properties, assets or rights of the Company or any of its Subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, or require any consent, waiver or approval of any Person pursuant to, any provision of (i) the Company Charter Documents, or the certificate of incorporation or bylaws (or similar organizational documents) of any Subsidiary, (ii) any bond, debenture, note, mortgage, indenture, guarantee, license, lease, purchase or sale order or other contract, commitment, agreement, instrument, obligation, arrangement, understanding, undertaking, permit, concession or franchise, whether oral or written, that is binding on the Company or any Subsidiary (each, including all amendments thereto, a “Contract”) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets may be bound or (iii) assuming that the Requisite Stockholder Vote and all consents, approvals, authorizations and other actions described in Schedule 3.4.1 of the Company Disclosure Schedules have been obtained and all filings and notifications described in Section 3.4.2 have been made, any federal, state, local or foreign law (including common law), statute, ordinance, rule, code, regulation, order, judgment, injunction, decree or other legally enforceable requirement (“Law” or “Laws”) applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective properties or assets may be bound, except as, in the case of clauses (ii) and (iii), individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

3.4.2 No consent, approval, order or authorization of, or registration, declaration, filing with or notice to, any Governmental Authority is required by or with respect to the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the Merger and the other transactions contemplated hereby or compliance with the provisions hereof, except for (i) the filing of the Company Information Statement in definitive form with the Securities and Exchange Commission (“SEC”) in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such reports under the Exchange Act as may be required in connection with this Agreement, the Merger, and the other transactions contemplated by this Agreement, (ii) such filings and reports as may be required pursuant to the applicable requirements of state securities “blue sky” laws, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware as required by the DGCL and (iv) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices the failure of which to be obtained or made, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

3.5 SEC Filings; Financial Statements; Sarbanes-Oxley Act Compliance; Undisclosed Liabilities; Off-Balance Sheet Arrangements.

3.5.1 SEC Filings. The Company has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since January 1, 2017 (the “Company SEC Documents”). True, correct, and complete copies of all Company SEC Documents are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC (“EDGAR”). To the extent that any Company SEC Document available on EDGAR contains redactions pursuant to a request for confidential treatment or otherwise, the Company has made available to Buyer the full text of all such Company SEC Documents that it has so filed or furnished with the SEC. As of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and Information Statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each of the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, the “Sarbanes-Oxley Act”), and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents. None of the Company SEC Documents, including any financial statements, schedules, or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Company’s Knowledge, none of the Company SEC Documents is the subject of ongoing SEC review or outstanding SEC investigation and there are no outstanding or unresolved comments received from the SEC with respect to any of the Company SEC Documents. None of the Subsidiaries is required to file or furnish any forms, reports, or other documents with the SEC.

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3.5.2 Financial Statements. Each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in or incorporated by reference into the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position and the results of operations, changes in stockholders’ equity, and cash flows of the Company and its consolidated Subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC (but only if the effect of such adjustments would not, individually or in the aggregate, be material).

3.5.3 Internal Controls. The Company and each of its Subsidiaries has established and maintains a system of “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP including policies and procedures that: (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the assets of the Company and its Subsidiaries.

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3.5.4 Disclosure Controls and Procedures. The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act with respect to such reports. Neither the Company nor, to the Company’s Knowledge, the Company’s independent registered public accounting firm has identified or been made aware of: (i) any “significant deficiency” or “material weakness” (each as defined in Rule 12b-2 of the Exchange Act) in the system of internal control over financial reporting utilized by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries.

3.5.5 Undisclosed Liabilities. The audited balance sheet of the Company dated as of December 31, 2019 contained in the Company SEC Documents filed prior to the date hereof is hereinafter referred to as the “Company Balance Sheet.” Neither the Company nor any of its Subsidiaries has any Liabilities other than Liabilities that: (i) are reflected or reserved against in the Company Balance Sheet (including in the notes thereto); (ii) were incurred since the date of the Company Balance Sheet in the Ordinary Course of business; (iii) are incurred in connection with this Agreement and the transactions contemplated by this Agreement; or (iv) would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.5.6 Off-Balance Sheet Arrangements. Except as described in the Company SEC Documents filed as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to: (i) any joint venture, off-balance sheet partnership, or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose, or limited purpose Person, on the other hand); or (ii) any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act).

3.5.7 Sarbanes-Oxley Compliance. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Company SEC Documents, and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. The Company is also in compliance with all of the other applicable provisions of the Sarbanes-Oxley Act, except for any non-compliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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3.5.8 Accounting, Securities, or Other Related Complaints or Reports. Since January 1, 2017: (i) none of the Company or any of its Subsidiaries nor any director or officer of the Company or any of its Subsidiaries has received any oral or written complaint, allegation, assertion, or claim regarding the financial accounting, internal accounting controls, or auditing practices, procedures, methodologies, or methods of the Company or any of its Subsidiaries or any oral or written complaint, allegation, assertion, or claim from employees of the Company or any of its Subsidiaries regarding questionable financial accounting or auditing matters with respect to the Company or any of its Subsidiaries; and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported credible evidence of any material violation of securities Laws, breach of fiduciary duty, or similar material violation by the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, or agents to the Company Board or any committee thereof, or to the chief executive officer, chief financial officer, or general counsel of the Company.

3.6 Litigation. There is no action, suit, claim, arbitration, investigation, inquiry, hearing, grievance or other proceeding (each, an “Action”) pending or, to the Company’s Knowledge, threatened, against or affecting the Company or any of its Subsidiaries or any of their respective officers, directors, properties or assets that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As of the date of this Agreement, neither the Company nor any of its Subsidiaries nor any of their respective properties or assets is subject to any material outstanding judgment, order, injunction, rule or decree of, or any continuing settlement agreement or similar written agreement with, any Governmental Authority.

3.7 Labor and Employment Matters.

3.7.1 Except as set forth on Schedule 3.7.1 of the Company Disclosure Schedules, to the Company’s Knowledge, none of the executive officers or management employees of the Company or any of its Subsidiaries has indicated to the Company or any of its Subsidiaries that he or she intends to resign or retire as a result of the transaction contemplated by this Agreement.

3.7.2 The Company has made available a schedule entitled “Schedule 3.7.2(a)” containing a complete and accurate list of all of the current employees of the Company and each of its Subsidiaries (collectively, the “Company Employees”), which list is current as of April 30, 2020, describing for each such Company Employee: (i) the position held; (ii) whether classified as exempt or non-exempt for wage and hour purposes; (iii) date of hire; (iv) business location; (v) whether paid on a salary, hourly or commission basis; (vi) regular hourly wage, annual salary or commission rate, as applicable; (vii) customarily scheduled hours per week; (viii) bonus potential; (ix) status (i.e., active or inactive and if inactive, the type of leave and estimated duration); and (x) the total amount of bonus, severance and other amounts to be paid to such Company Employee at the Closing or otherwise in connection with the transactions contemplated hereby, assuming such person’s services were terminated in connection with the Closing. The Company has made available a schedule entitled “Schedule 3.7.2(b)” containing a complete and accurate list of all current natural persons who are independent contractors, consultants, temporary employees, leased employees or any other servants or agents performing services with respect to the operation of the business of the Company or its applicable Subsidiary and classified by the Company or its applicable Subsidiary as other than a Company Employee or compensated other than through wages paid by the Company or its applicable Subsidiary through its payroll department and reported on a Form W-2 (“Contingent Workers”), which list is current as of April 30, 2020 and includes any Contingent Worker who has performed services for the Company or its Subsidiaries during the twelve (12) month period immediately preceding such date, and provides for each such Contingent Worker such individual’s role in the business, fee or compensation arrangements and other contractual terms with the Company or its applicable Subsidiary.

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3.7.3 There is no, and during the past three (3) years there has been no, labor strike, picketing of any nature or lockout pending or, to the Company’s Knowledge, threatened, against or affecting the business of any Company or any of its Subsidiaries. There is no, and during the past three (3) years there has been no, material labor dispute, work stoppage, slowdown or any other material concerted interference with normal operations, pending or, to Company’s Knowledge, threatened, against or affecting the business of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has any duty to bargain with any union representing any Company Employees. To the Company’s Knowledge, except as set forth on Schedule 3.7.3, no union or other labor organization claims or demands to represent any Company Employees, and there are no organizational campaigns in progress with respect to any of the Company Employees. Neither the Company nor any of its Subsidiaries has engaged in any unfair labor practice, and there has been no such charge threatened or pending in the last three (3) years.

3.7.4 Except as set forth on Schedule 3.7.4 of the Company Disclosure Schedules or as would not be material to the Company and its Subsidiaries, taken as a whole: (i) the Company and its Subsidiaries are in compliance with all applicable laws and regulations respecting labor, employment, human rights, pay equity, fair employment practices, work place safety and health, workers’ compensation, unemployment insurance, terms and conditions of employment, immigration and work authorization, classification as exempt/non-exempt for purposes of the Fair Labor Standards Act and analogous laws, classification as independent contractors or employees, and wages and hours; (ii) nether the Company nor any of its Subsidiaries are delinquent in any payments to any Company Employee or Contingent Worker for any wages, salaries, commissions, bonuses, fees or other compensation due with respect to any services performed for it to the date hereof or amounts required to be reimbursed to such Company Employees or Contingent Workers; (iii) there are no, and within the last three (3) years there have been no formal or informal grievances, complaints or charges with respect to employment or labor matters (including, without limitation, allegations of employment discrimination, sexual or other discriminatory harassment, sexual assault, retaliation or unfair labor practices) pending or threatened against the Company or any of its Subsidiaries in any judicial, regulatory or administrative forum, under any private dispute resolution procedure or internally; (iv) to the Company’s Knowledge, none of the employment policies or practices of the Company or any of its Subsidiaries are currently being audited or investigated, or are subject to imminent audit or investigation by any Governmental Authority; (v) neither the Company nor any of its Subsidiaries is, or within the last three (3) years has not been, subject to any order, decree, injunction or judgment by any Governmental Authority or private settlement contract in respect of any labor or employment matters; (vi) the Company and each of its Subsidiaries is in material compliance with the requirements of the Immigration Reform Control Act of 1986; and (vii) except to the extent applicable with respect to employees covered by the employment agreement listed on Schedule 3.7.4 of the Company Disclosure Schedules, the Company Employees are at-will and no Company Employee is subject to any contract, expressed or implied, written or oral, with the Company or any of its Subsidiaries.

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3.7.5 Except as set forth on Schedule 3.7.5(a) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries has, within the past three (3) years, experienced a “plant closing,” “business closing,” or “mass layoff” as defined in the WARN Act or any similar state, local or foreign Law or regulation affecting any site of employment of the Company or any of its Subsidiaries or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries, and, during the ninety (90) day period preceding the date hereof, no Company Employee has suffered an “employment loss,” as defined in the WARN Act, with respect to the Company or any of its Subsidiaries. The Company has made available a schedule entitled “Schedule 3.7.5(b)” setting forth for each Company Employee who has suffered such an “employment loss” during the ninety (90) day period preceding the date hereof: (i) the name of such employee, (ii) the date of hire of such employee, (iii) such employee’s regularly scheduled hours over the six (6) month period prior to such “employment loss,” (iv) the reason for the “employment loss,” and (v) such employee’s last job title(s), location, and department(s).

3.7.6 To the extent that any Contingent Workers are used or engaged by the Company or any of its Subsidiaries, the Company and its applicable Subsidiaries have properly classified and treated them in accordance with applicable Laws and for purposes of all employee benefit plans and perquisites. All Company Employees classified as exempt under the Fair Labor Standards Act and state and local wage and hour Laws are properly classified.

3.7.7 Except as set forth on Schedule 3.7.7 of the Company Disclosure Schedules: (i) no Company Employee is on a visa sponsored by the Company or any of its Subsidiaries which visa will require continued sponsorship; and (ii) neither the Company nor any of its Subsidiaries has, within the past three (3) years, received a “no match” letter from the Social Security Administration concerning any current or former Company Employee. A USCIS Form I-9 has been properly prepared and retained for each Company Employee as required by Law. Seller has no Knowledge that any such Form I-9 was improperly prepared or that false documentation was provided in connection with satisfying the requirements of such Form I-9.

3.7.8 No representative of the Company or any of its Subsidiaries has made any representation, promise or guarantee, express or implied, to any Company Employee or Contingent Worker regarding: (i) whether the Company or its Subsidiaries intends to retain such individual; or (ii) terms and conditions on which the Company or its Subsidiaries may retain or offer to retain such individual.

3.7.9 Except as set forth on Schedule 3.7.9 of the Company Disclosure Schedules, each Company Employee has entered into a confidentiality and assignment of inventions agreement with the Company or its applicable Subsidiaries, a copy of which has been made available to Buyer. Except as set forth on Schedule 3.7.9 of the Company Disclosure Schedules, to the Company’s Knowledge, no Company Employee: (i) is party to any agreement with any prior employer that limits or purports to limit the ability of the Company Employee to compete in any line of business or with any Person or in any geographic area or during any period of time; or (ii) has any other obligations to a prior employer that is violated by the performance of the Company Employee’s duties on behalf of the Company or its applicable Subsidiaries.

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3.7.10 To the Company’s Knowledge, there have been no workplace accidents, injuries, or exposures in the last twelve (12) months involving any Company Employee which are likely to result in, but have not yet resulted in, a claim for worker’s compensation payments or benefits.

3.7.11 To the Company’s Knowledge, within the last three (3) years: (i) no Company Employee or Contingent Worker has made any allegation of sexual harassment against the Company or against any Company Employee who is an executive officer of the Company; and (ii) the Company has not entered into any settlement agreements related to allegations of sexual harassment made by a Company Employee or Contingent Worker.

3.7.12 Except as set forth on Schedule 3.7.1 of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries is subject to any affirmative action obligations under any Law, including, without limitation, Executive Order 11246, and neither the Company nor any of its Subsidiaries is a government contractor or subcontractor for purposes of any Law with respect to the terms and conditions of employment, including without limitation, the Service Contracts Act or prevailing wage Laws.

3.7.13 Schedule 3.7.13 of the Company Disclosure Schedules sets forth a true, correct and complete list of all severance Contracts and employment Contracts, pursuant to which any employee is anticipated to receive, or has received as of the date of this Agreement, compensation in excess of fifty thousand dollars ($50,000) in the fiscal year ending December 31, 2019, to which the Company and/or any Subsidiary is a party or by which the Company and/or any Subsidiary is bound.

3.8 Employee Benefit Plans.

3.8.1 Schedule 3.8 of the Company Disclosure Schedules contains a true and complete list as of the date hereof of all material Company Plans.

3.8.2 The Company is not a participant in any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), a “multiple employer plan” (within the meaning of Section 413 of the Code) or a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

3.8.3 No Controlled Group Liability has been incurred by the Company or its ERISA Affiliates that has not been satisfied in full, and no condition exists that presents a risk to the Company or its ERISA Affiliates of incurring any such liability. “Controlled Group Liability” means any and all liabilities (i) under Title IV of ERISA, (ii) under Section 302 of ERISA, (iii) under Section 412 and 4971 of the Code, and (iv) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code.

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3.8.4 The Company does not have any unsatisfied liability with respect to any pension plan (as defined in Section 3(2) of ERISA) that is subject to Title IV of ERISA, Section 302 of ERISA, or Section 412 of the Code.

3.8.5 With respect to each Company Plan intended to qualify under Section 401(a) of the Code, such Company Plan has received a favorable determination letter or opinion letter from the Internal Revenue Service (the “IRS”) stating that the form of such plan is so qualified.

3.8.6 Except as set forth on Schedule 3.8.6 of the Company Disclosure Schedules, each Company Plan (including any related trusts) complies in form and in operation in all material respects with all applicable Laws, including ERISA and the Code, as applicable. There are no pending or, to the Company’s Knowledge, threatened claims (other than routine claims for benefits) or proceedings by a Governmental Authority by, on behalf of or against any Company Plan or any trust related thereto which could reasonably be expected to result in any liability to the Company.

3.8.7 Except as set forth on Schedule 3.8.7 of the Company Disclosure Schedules, each Company Plan (including any related trusts) has been maintained, funded and administered in all material respects in accordance with the terms of such Company Plan. All contributions or other amounts payable by the Company with respect to each Company Plan in respect of current or prior plan years have been paid or accrued in accordance with generally accepted accounting principles (including all employer contributions and employee salary reduction contributions).

3.8.8 Except as set forth on Schedule 3.8.8 of the Company Disclosure Schedules, (i) no nonexempt “prohibited transactions” as such term is defined in Section 406 of ERISA or Section 4975 of the Code have occurred with respect to any Company Plan, and (ii) the Company has no Tax liability under Section 4975 of the Code. Except as required by applicable Law, no Company Plan, nor any trust which serves as a funding medium for any such Company Plan is currently under examination by the IRS, the United States Department of Labor, the Pension Benefit Guaranty Corporation or any court, other than applications for determinations pending with the IRS.

3.8.9 Except as set forth on Schedule 3.8.9 of the Company Disclosure Schedules, neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement, whether alone or in conjunction with any other event, will (i) entitle any Company Employee, independent contractor or other service provider to any payment or any increase in payment or other benefits under any Company Plan or (ii) accelerate the time of payment of vesting or increase the amount of compensation or benefits due any such individual or (iii) result in any payment that is not deductible under Section 280G of the Code. None of the Company or its Subsidiaries has any obligation to provide, and no Company Plan or other agreement provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional taxes, interest or penalties incurred pursuant to Section 409A or Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code.

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3.8.10 The Company has made available to the Buyer correct and complete copies of the following documents: (i) to the extent applicable, all plan documents, amendments and trust agreements relating to each material Company Plan, including any insurance contracts under which benefits are provided, as currently in effect; (ii) a written description of each material Company Plan if such plan is not set forth in a written document; (iii) to the extent applicable, the most recent annual and periodic accountings of plan assets; (iv) to the extent applicable, the most recent IRS notification, opinion or determination letter relating to any Company Plan that is a pension plan (as defined in Section 3(2) of ERISA) which is intended to be qualified under Section 401(a) of the Code; (v) to the extent such reports were required, all annual reports filed on Form 5500 or 5500C/R, as applicable, for the most recent three plan years for which such form is currently required; (vi) the current summary plan description, if any is required by ERISA to be prepared and distributed to participants, for each Company Plan; and (vii) all material correspondence to or from any Governmental Authority received in the last three years with respect to any Company Plan.

3.8.11 Except as set forth on Schedule 3.8.11 of the Company Disclosure Schedules, no Company Plan provides post-retirement medical benefits, post-retirement death benefits or other post-retirement welfare benefits, except to the extent of the continuation coverage rules as provided under Sections 601 through 608 of ERISA (COBRA) or any other similar applicable Law.

3.9 Taxes.

3.9.1 except as set forth on Schedule 3.9 of the Company Disclosure Schedules, all income and other material Tax Returns required by applicable Law to have been filed by or on behalf of the Company or any of its Subsidiaries have been timely filed in accordance with all applicable Laws (after giving effect to any extensions of time in which to make such filings), and all such Tax Returns were, at the time of filing, and continue to be, true and complete in all material respects. Neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Returns (other than automatic extensions requested in the Ordinary Course of Business);

3.9.2 neither the Company nor any of its Subsidiaries (i) is delinquent in the payment of any Tax (whether or not shown on any Tax Return), (ii) has incurred any liability for accrued but unpaid Taxes other than those which have been incurred in the Ordinary Course of Business since December 31, 2019, the date of the audited consolidated balance sheet of the Company and its Subsidiaries, (iii) has any liability for Taxes other than Taxes of the Company and its Subsidiaries (except for amounts incurred pursuant to contracts, the principal purpose of which is not the allocation of responsibility for Taxes, entered into in the Ordinary Course of Business with vendors, customers, lessees and the like), or (iv) has received notice of any actual or proposed deficiencies or assessments for Taxes that have not been finally resolved with all amounts due either paid or accrued as a liability in the Company’s most recent balance sheet to the extent required by GAAP. The Company and its Subsidiaries have adequately reserved for all other potential tax risks in accordance with GAAP;

3.9.3 each of the Company and its Subsidiaries have withheld and paid to the appropriate tax authorities all Taxes required to have been withheld and paid;

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3.9.4 no liens for Taxes exist with respect to any assets or properties of the Company or any of its Subsidiaries, except for statutory liens for Taxes not yet due and payable;

3.9.5 neither the Company nor any of its Subsidiaries is a party to or bound by any closing agreement or similar agreement, and there are no material adjustments under Section 481 of the Code that have been requested by the Company or proposed in writing by any Governmental Authority with respect to the Company or any of its Subsidiaries, in each case that is reasonably expected to increase the liability of the Company or any of its Subsidiaries for Taxes for a Tax period ending after the Closing Date;

3.9.6 neither the Company nor any of its Subsidiaries has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code;

3.9.7 neither the Company nor any of its Subsidiaries has participated in a transaction that is the same as or substantially similar to one of the types of transactions that the IRS has determined to be a “reportable transaction” in Code Section 6707A(c)(1) and Treasury Regulation Section 1.6011-4(b);

3.9.8 neither the Company nor any of its Subsidiaries has received any letter ruling from the Internal Revenue Service (or any comparable ruling from any other taxing authority);

3.9.9 neither the Company nor any of its Subsidiaries is a “passive foreign investment company” within the meaning of Section 1297 of the Code, or has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized. The Company’s non-U.S. Subsidiaries are inactive;

3.9.10 as of the date of this Agreement, there are no proceedings now pending, or to the Company’s Knowledge, threatened against the Company or any of its Subsidiaries with respect to any Tax.

3.10 Contracts. Schedule 3.10 of the Company Disclosure Schedules sets forth a true and complete list, as of the date of this Agreement, of each of the following Contracts to which the Company and/or its Subsidiaries is a party or by which the Company, its Subsidiaries or any of their respective assets or businesses are bound (and any amendments, supplements and modifications thereto), in each case, other than Standard Customer Agreements:

3.10.1 employment Contracts providing for severance or similar benefits;

3.10.2 collective bargaining agreements or other Contracts with any works council or labor organization, union or association;

3.10.3 Contracts (including consent decrees) containing covenants of the Company prohibiting or expressly limiting the ability of the Company to make sales to any Person in any manner or engage in any business activity (including activities related to the employment, solicitation or hiring of any Person) or compete with any Person in any line of business or in any geographical area, or covenants of any other Person not to compete with the Company in any line of business or in any geographical area or use or enforce any Intellectual Property of the Company;

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3.10.4 Contracts (including consent decrees) containing covenants of the Company granting the other party or any Person “most favored nation” or similar status or any right of first refusal, first notice or first negotiation;

3.10.5 any leases, subleases, licenses, occupancy agreements or other contracts, agreements or arrangements with any Person (other than the Company) under which the Company is a lessee, tenant, sublessee, subtenant, licensee or other occupant of, or holds any possessory interest with respect to, any Leased Real Property, together with all instruments affecting, amending, modifying or terminating, in whole or part, such leases, subleases, licenses, occupancy agreements or other contracts, agreements or arrangements, including, without limitation, all amendments, addenda, supplements, modifications, terminations, consents, waivers, estoppels, subordination agreements, attornment agreements, non-disturbance agreements, commencement date memoranda, letter agreements, letters of credit, and written notices (collectively, the “Leases”) (or, if any such Lease is oral in nature, a written summary of the key terms of such Lease);

3.10.6 Contracts that require notice to or the consent of any third party or contain a right of a third Person to terminate or modify such Contract, with respect to the change of control of the Company, except as has not had and would not reasonably be expected to have a Material Adverse Effect;

3.10.7 leases, subleases or similar Contracts with any Person (other than the Company) under which (i) the Company is a lessee of, or holds or uses, any machinery, equipment, vehicle or other tangible personal property owned by any Person or (ii) the Company is a lessor or sublessor of, or makes available for use by any Person, any tangible personal property owned or leased by the Company, in any such case that has an aggregate future liability or receivables, as the case may be, in each case of clauses (i) and (ii), that provides an express payment obligation in excess of three hundred thousand dollars ($300,000) and is not terminable by the Company by notice of not more than sixty (60) days for a cost of less than fifty thousand dollars ($50,000);

3.10.8 Contracts granting to the Company any exclusive rights in or to any of the Intellectual Property of another Person, including any Contracts for the Licensed Intellectual Property of the Company;

3.10.9 Contracts under which the Company exclusively licenses or grants any rights in or to any of the Owned Intellectual Property of the Company to another Person;

3.10.10 Contracts under which the Company has borrowed any money from, or issued any note, bond, debenture or other evidence of Indebtedness to, any Person (other than the Company) or any other note, bond, debenture or other evidence of Indebtedness of the Company (other than in favor of the Company);

3.10.11 Contracts under which (i) any Person including the Company, has directly or indirectly guaranteed any Indebtedness, liabilities or obligations of the Company or (ii) the Company has directly or indirectly guaranteed or assumed or agreed to act as a surety with respect to any Indebtedness, liabilities or obligations of any Person, including the Company (in each case other than endorsements for the purpose of collection in the Ordinary Course of Business);

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3.10.12 Contracts under which the Company has, directly or indirectly, made any advance, loan, extension of credit or capital contribution to, or other investment in, any Person (other than the Company), other than in the Ordinary Course of Business;

3.10.13 Contracts providing for the indemnification of any Person by reason of such Person serving, or having served at any time, in any capacity covered under Section 145 of the DGCL;

3.10.14 Contracts providing for a merger, the purchase or sale of a business, a business unit or the purchase or sale of the assets thereof, to the extent not in the Ordinary Course of Business;

3.10.15 powers of attorney (other than a power of attorney given in the Ordinary Course of Business);

3.10.16 Contracts (including in the form of purchase orders) for the purchase of goods or services requiring payment by the Company or any of the Subsidiaries, in the aggregate, of more than three hundred thousand dollars ($300,000) in any twelve (12) month period or extending for a term more than one hundred and eighty (180) days after the date of this Agreement (unless terminable by the Company with payment or penalty not in excess of $50,000 upon no more than sixty (60) days’ notice);

3.10.17 Contracts (including in the form of sales order) obligating the Company or any of the Subsidiaries to deliver, in the aggregate, products or services for payment of more than three hundred thousand dollars ($300,000) in any twelve (12) month period or extending for a term more than one hundred and eighty (180) days after the date of this Agreement (unless terminable by the Company with payment or penalty not in excess of $50,000 upon no more than sixty (60) days’ notice);

3.10.18 Contracts for any joint venture, partnership or similar arrangement, or any Contracts involving a sharing of profits, losses, costs, or liabilities by the Company with any other Person (other than its Subsidiaries), excluding (i) indemnification, insurance, or similar provisions, (ii) commissions and similar sales compensation arrangements, and (iii) other provisions entered into in the Ordinary Course of Business;

3.10.19 Contracts providing for the services of any dealer, distributor, sales representative, franchisee or similar representative;

3.10.20 Contracts other than as set forth above that has a stated aggregate future liability to any Person in excess of three hundred thousand dollars ($300,000) (unless terminable by the Company with payment or penalty not in excess of $50,000 upon no more than sixty (60) days’ notice);

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3.10.21 Contracts with any Affiliate, or current or former officer or director of the Company, to the extent not disclosed under any other subsection of this Section 3.10;

3.10.22 Contracts relating to settlement of any Action or other dispute entered into by the Company or any Subsidiary since January 1, 2018;

3.10.23 Contracts with a Top Customer or a Top Vendor (excluding, for the avoidance of doubt, purchase orders, invoices, non-disclosure agreements, Contracts lacking material future obligations, and/or other ancillary documents or Contracts), to the extent not disclosed under any other subsection of this Section 3.10; and

3.10.24 any Contract not otherwise described in any other subsection of this Section 3.10 that would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company (other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K of the SEC).

3.11 Top Customers and Top Vendors. During the past year, the Company has not received any oral or written (including by email) notice from any of its top ten (10) largest customers, measured by aggregate consideration paid to the Company for the fiscal year ended December 31, 2019 (“Top Customers”), or from any of its top ten (10) largest vendors by consideration paid by the Company for the fiscal year ended December 31, 2019 (“Top Vendors”) that any such Top Customer or Top Vendor, as the case may be, intends to terminate, cancel, not renew, or decrease the volume of purchases or rate of supplying, as the case may be, or to otherwise modify or amend, or request a modification or amendment of, in any material respect (including any material reduction or change to pricing terms) any Contract to which it is a party.

3.12 Intellectual Property.

3.12.1 Company Intellectual Property. Schedule 3.12(a) of the Company Disclosure Schedules contains a true and complete list, as of the date hereof, of all: (i) Owned Intellectual Property of the Company and Licensed Intellectual Property of the Company exclusively licensed to Company that is the subject of any issuance, registration, certificate, application, or other filing by, to or with any Governmental Authority or authorized private registrar, including patents, patent applications, trademark registrations and pending applications for registration, copyright registrations and pending applications for registration, and internet domain name registrations; and (ii) material unregistered Owned Intellectual Property of the Company.

3.12.2 Right to Use; Title. The Company or one of its Subsidiaries is the sole and exclusive owner or licensee of all right, title, and interest in and to the Owned Intellectual Property of the Company and Licensed Intellectual Property of the Company exclusively licensed to Company, and has the valid and enforceable right to use all other Intellectual Property used in, to the Knowledge of the Company, necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted and as proposed to be conducted (“Company IP”), in each case, free and clear of all liens other than Permitted Liens, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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3.12.3 Validity and Enforceability. The Company and its Subsidiaries’ rights in the Company Intellectual Property are valid, subsisting, and enforceable, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and each of its Subsidiaries have taken reasonable steps to maintain the Owned Intellectual Property of the Company and to protect and preserve the confidentiality of all trade secrets included in the Owned Intellectual Property of the Company, except where the failure to take such actions would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.12.4 Non-Infringement. Except as would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) the conduct of the businesses of the Company and any of its Subsidiaries has not, to the Company’s Knowledge, infringed, misappropriated, or otherwise violated, and is not infringing, misappropriating, or otherwise violating, any Intellectual Property of any other Person; and (ii) to the Company’s Knowledge, no third party is infringing upon, violating, or misappropriating any Company IP.

3.12.5 IP Actions and Orders. There are no Actions pending or, to the Company’s Knowledge, threatened: (i) alleging any infringement, misappropriation, or violation by the Company or any of its Subsidiaries of the Intellectual Property of any Person; or (ii) challenging the validity, enforceability, ownership of, or right to use any Owned Intellectual Property of the Company or the Company’s or any of its Subsidiaries’ rights with respect to any Company IP, in each case except for such Actions that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries are not subject to any outstanding order that restricts or impairs the use of any Company Intellectual Property, except where compliance with such order would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.12.6 Company IT Systems. Since January 1, 2019, there have been no security breaches of, unauthorized access to or use of, failures or unplanned outages in, or other adverse integrity or security events affecting any systems of the Company or the data or transactions stored or processed thereon, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.13 Healthcare Regulatory Compliance.

3.13.1 The Company and its Subsidiaries are, and at all times have been, in compliance with, and conduct their business and operations in compliance with, all applicable Healthcare Laws of the relevant in the countries in which the Company and its Subsidiaries distribute or market their products. As of the date of this Agreement, neither the Company nor its Subsidiaries have received any notice or been charged with the actual or alleged violation of any Healthcare Laws.

3.13.2 The Company, its Subsidiaries, and to the Knowledge of the Company, no officer, employee or agent of the Company or its Subsidiaries are or has ever: (i) had a civil monetary penalty assessed against it pursuant to 42 U.S.C. §1320a-7a or is the subject of a proceeding seeking to assess such penalty; (ii) has been excluded from participation in a Federal Health Care Program (as that term is defined in 42 U.S.C. §1320a-7b) or is the subject of a proceeding seeking to assess such penalty; (iii) has been convicted (as that term is defined in 42 C.F.R. §1001.2) of any of those offenses described in 42 U.S.C. §1320a-7b or 18 U.S.C. §§669, 1035, 1347, 1518 or is the subject of a proceeding seeking to assess such penalty; or (iv) has been named in a U.S. Attorney complaint made or any other action taken pursuant to the False Claims Act under 31 U.S.C. §§ 3729-3731 or qui tam action brought pursuant to 31 U.S.C. §3729 et seq.

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3.13.3 To the extent applicable, the Company’s and its Subsidiary’s collection, maintenance, transmission, use, disclosure and disposal of personal information complies in all material respects with: (a) the contracts to which the Company is a party; and (b) all applicable Healthcare Laws.

3.13.4 Company and its Subsidiaries have not been, or have not been threatened to be, (i) excluded from U.S. health care programs pursuant to 42 U.S.C. §1320a7 or any related regulations, (ii) “suspended” or “debarred” from selling products to the U.S. government or its agencies pursuant to the Federal Acquisition Regulation, relating to debarment and suspension applicable to federal government agencies generally (48 C.F.R. Subpart 9.4) or other applicable laws or regulations, or (iii) a party to an individual or corporate integrity agreement with the Office of Inspector General of the United States Department of Health and Human Services or otherwise have any continuing reporting obligations pursuant to any deferred prosecution, settlement or other integrity agreement with any Governmental Authority, or (iv) made a party to any other action by any Governmental Authority that may prohibit it from selling products to any governmental or other purchaser pursuant to any federal, state or local laws or regulations. To the Knowledge of Company, no officer, employee or agent of Company has been convicted of any crime or engaged in any conduct for which such Person or entity could be excluded from participating in the federal health care programs under Section 1128 of the Social Security Act or any similar applicable Law.

3.13.5 FDA Laws and Regulation. The Company and its Subsidiaries are, and at all times have been, in material compliance with, and conduct their business and operations in material compliance with, all applicable FDA laws and regulations and similar local, state, and foreign laws and regulations where the Company and its Subsidiaries distribute or market their products, including but not limited to (i) the requirement for and the terms of all necessary Permits, including, without limitation, approvals, clearances, exemptions and licenses, (ii) current Good Manufacturing Practices (“cGMP”), (iii) establishment registration and product listing, (iv) labeling, promotion, and advertising, (v) Good Clinical Practices (“GCP”) and Good Laboratory Practices (“GLP”), (vi) payment of all application, product, and establishment fees, and (vii) recordkeeping and reporting requirements other than those applicable to cGMP, GCP, and GLP.

3.13.6 Without limiting the generality of Section 3.13.1 above:

3.13.6.1 The Company and its Subsidiaries, as applicable, hold all material registrations, clearances, approvals, licenses, authorizations, exemptions, or permits required by or issued under the FDCA (“FDA Permits”), and have made all declarations, submissions, filings, and listings that are necessary to conduct its business and comply with applicable FDA law and regulations. All FDA Permits are in full force and effect and, to the Knowledge of the Company and its Subsidiaries, no suspension, revocation, cancellation or withdrawal of such FDA Permit is threatened and there is no basis for believing that such FDA Permit will not be renewable upon expiration or will be suspended, revoked, cancelled or withdrawn. To the Knowledge of Company and its Subsidiaries, each of Company’s or its Subsidiaries’ establishments that are required to be registered with the FDA as establishments are registered with FDA, and each finished product manufactured or assembled by Company or its Subsidiaries for themselves or for a third party that is subject to the FDA laws and regulations (collectively, “FDA Products”) is listed with FDA under the applicable FDA registration and listing regulations for medical devices set forth in 21 C.F.R. Part 807.

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3.13.6.2 The Company and its Subsidiaries have not received any written notice or communication from any Governmental Authority of any actual or threatened investigation, inquiry, or administrative, judicial or regulatory action, hearing, or enforcement proceeding against the Company regarding any violation of applicable FDA law or regulations. The Company has no Knowledge of any material obligation arising under an investigation, inquiry or administrative, judicial or regulatory action, hearing, or enforcement proceeding by or on behalf of the FDA, warning letter, untitled letter, Form FDA 483, notice of violation letter, consent decree, request for information or other notice, response or commitment made to or with any Governmental Authority with respect to FDA laws and regulations, and no such material obligation has been threatened.

3.13.6.3 To the Knowledge of Company and its Subsidiaries, there is no product liability, civil, or criminal action, suit, proceeding, demand, claim, complaint, hearing, investigation, demand letter, warning letter, proceeding or request for information pending against or relating to Company or its Subsidiaries or, to the knowledge of Company and its Subsidiaries, any of its employees, which involves or arises from a material violation of FDA laws or regulation, and Company and its Subsidiaries have no material liability for failure to comply with any FDA laws and regulations. There is no act, omission, event, or circumstance, of which Company or its Subsidiaries have Knowledge, that would reasonably be expected to give rise to or lead to any such action, suit, demand, claim, complaint, hearing, investigation, notice, demand letter, warning letter, proceeding or request for information or any such material liability. As of the date of this Agreement, neither Company nor its Subsidiaries are undergoing any inspection related to FDA law and regulation.

3.13.6.4 There has not been any violation of any FDA laws and regulations by Company or its Subsidiaries in the product development efforts, submissions, production, marketing, distribution, labeling, record keeping and mandatory reports to FDA that could reasonably be expected to require or lead to investigation, corrective action or enforcement, regulatory or administrative action or proceedings relating to Company, nor has there been any such violation by any officer, director, employee of Company that involves a matter within or related to the FDA’s jurisdiction relating solely to the FDA Products, except where the existence of any of the foregoing individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

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3.13.6.5 No FDA Product has been seized, withdrawn, recalled, detained, or subject to a suspension of research, manufacturing, distribution, or commercialization activity by a Governmental Authority. To the Knowledge of the Company and its Subsidiaries, no proceedings in the United States or any other jurisdiction seeking the withdrawal, recall, revocation, suspension, import refusal or seizure of any FDA Product are pending or threatened against any Company. Each FDA Product: (1) has been cleared or approved by FDA as required, prior to distribution, where required; (2) has been designed, manufactured, prepared, assembled, labeled, stored, installed, serviced and processed in substantial compliance with the Quality System Regulation set forth in 21 C.F.R. Part 820, as applicable; and (3) is labeled, promoted and advertised, including but not limited to online and in social media fora, in substantial compliance in all material respects in accordance with their registration and approved claims and labeling or otherwise as permitted by Governmental Authorities and applicable law.

3.13.6.6 To the Knowledge of the Company and its Subsidiaries, no officer, employee or agent of the Company or its Subsidiaries has been, or has been threatened to be: (a) debarred under FDA proceedings under 21 U.S.C. § 335a; (b) disqualified under FDA investigator disqualification proceedings; (c) subject to FDA’s Application Integrity Policy; or (d) subject to any enforcement proceeding arising from material false statements to FDA pursuant to 18 U.S.C. § 1001.

3.14 Insurance. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all insurance policies of the Company and its Subsidiaries are in full force and effect and provide insurance in such amounts and against such risks as the Company reasonably has determined to be prudent, taking into account the industries in which the Company and its Subsidiaries operate, and as is sufficient to comply with applicable Law. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification of, any of such insurance policies. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and to the Company’s Knowledge: (i) no insurer of any such policy has been declared insolvent or placed in receivership, conservatorship, or liquidation; and (ii) no notice of cancellation or termination, other than pursuant to the expiration of a term in accordance with the terms thereof, has been received with respect to any such policy.

3.15 Information Statement. None of the information included or incorporated by reference in the letter to the stockholders, notice of meeting, Information Statement, and forms of proxy (collectively, the “Company Information Statement”), to be filed with the SEC in connection with the Merger, will, at the date it is first filed with the SEC or mailed to the Company’s stockholders or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by CRG, Buyer or Merger Sub for inclusion or incorporation by reference in the Company Information Statement.

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3.16 Anti-Corruption Matters. None of the Company, any of its Subsidiaries or any director, officer or, to the Company’s Knowledge, employee or agent of the Company or any of its Subsidiaries has: (i) used any funds for unlawful contributions, gifts, entertainment, or other unlawful payments relating to an act by any Governmental Authority; (ii) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any other unlawful payment under any applicable Law relating to anti-corruption, bribery, or similar matters. Neither the Company nor any of its Subsidiaries has disclosed to any Governmental Entity that it violated or may have violated any Law relating to anti-corruption, bribery, or similar matters. To the Company’s Knowledge, no Governmental Entity is investigating, examining, or reviewing the Company’s compliance with any applicable provisions of any Law relating to anti-corruption, bribery, or similar matters.

3.17 No Material Changes. Since the date of the Company Balance Sheet, the business of the Company and the Subsidiaries has been conducted in the Ordinary Course of Business and there has not occurred any event and no circumstances exist that, individually or in the aggregate, constitute or would reasonably be expected to result in a Material Adverse Effect.

3.18 Brokers. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

3.19 Related Person Transactions. There are, and since January 1, 2019, there have been, no Contracts, transactions, arrangements, or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director, officer, or employee) thereof or any holder of 5% or more of the shares of Company Capital Stock, but not including any wholly-owned Subsidiary, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or Information Statement pertaining to an annual meeting of stockholders.

3.20 Payment Obligations; Indebtedness. All payment obligations of the Company arising in its Ordinary Course of Business that are due and payable on or prior to the Closing in the Ordinary Course of Business, and all payment obligations of the Company related to the sale of stock or assets of the Company, other than in the Ordinary Course of Business, incurred at or prior to Closing, shall have, consistent with the foregoing, been fully satisfied at or prior to the Closing. At the Closing, the Company shall not have any outstanding Indebtedness other than the CRG Closing Debt.

3.21 Full Disclosure. No representations or warranties in relation to the Company contained in this Agreement, nor any document, exhibit, statement, certificate or schedule furnished or to be furnished to Buyer or its Affiliates pursuant hereto, or in connection with the Merger, intentionally contained any untrue statement of a material fact, or intentionally omits to state any material fact necessary to make the statements or facts contained therein not misleading.

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3.22 Real Property.

3.22.1 The Company does not own, has never owned, and does not possess any contractual right or option to purchase, any Real Property.

3.22.2 There are no subleases, licenses or other occupancy agreements pursuant to which the Company has granted any possessory interest to any party in any Leased Real Property.

3.22.3 The Company has neither given nor received any notice of default with respect to any Lease, and, to the Company’s Knowledge, the Company is not in default under any Lease and there are no facts or circumstances which, given the passage of time or the giving of notice, would constitute a default under any Lease.

3.23 Acknowledgement. Each press release issued by the Company during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred, or information exists with respect to the Company or its business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed.

Article IV

Representations And Warranties Of Buyer And Merger Sub

Buyer and Merger Sub hereby represents and warrants to Company as follows:

4.1 Organization of Buyer and Merger Sub. Each of Buyer and Merger Sub is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation. Each of Buyer and Merger Sub has the full corporate power and authority and possesses all Permits necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted and presently proposed to be conducted.

4.2 Authority of Buyer and Merger Sub. Each of Buyer and Merger Sub has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated hereby. The execution, delivery and performance of this Agreement by each of Buyer and Merger Sub and the consummation by each of Buyer and Merger Sub of the Merger and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of Buyer and Merger Sub and no other corporate proceedings on the part of either of Buyer or Merger Sub are necessary to approve this Agreement or to consummate the Merger or the other transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Buyer and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a valid and binding obligation of each of Buyer and Merger Sub, enforceable against each of Buyer and Merger Sub in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

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4.3 No Conflict; Consents and Approvals.

4.3.1 The execution, delivery and performance of this Agreement by the each of Buyer and Merger Sub does not, and the consummation of the Merger and the other transactions contemplated hereby and compliance by each of Buyer and Merger Sub with the provisions hereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation, modification or acceleration of any obligation or to the loss of a benefit under, any provision of (i) the organizational documents of each of Buyer and Merger Sub or (ii) any Law applicable to Buyer or Merger Sub or any of their respective Subsidiaries or by which Buyer or Merger Sub or any of their respective Subsidiaries or any of their respective properties or assets may be bound.

4.3.2 No consent, approval, order or authorization of, or registration, declaration, filing with or notice to, any Governmental Authority is required by or with respect to Buyer or Merger Sub or any their respective Subsidiaries in connection with the execution, delivery and performance of this Agreement by each of Buyer and Merger Sub or the consummation by each of Buyer and Merger Sub of the Merger and the other transactions contemplated hereby or compliance with the provisions hereof, except for (i) such filings and reports as may be required pursuant to the applicable requirements of state securities “blue sky” laws and (ii) the filing of the Certificate of Merger as required by the DGCL.

4.4 No Prior Merger Sub Operations. Merger Sub was formed solely for the purpose of effecting the Merger and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby.

4.5 Brokers. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer or Merger Sub or any of their respective Subsidiaries.

4.6 Sufficiency of Funds. At the Closing, Buyer shall have sufficient cash on hand or other sources of immediately available funds to enable it to make payment of the Purchase Price and all Transaction Expenses unpaid as of the Closing and consummate the transactions contemplated by this Agreement.

4.7 Legal Proceedings. There is no Action pending or, to the knowledge of Buyer or Merger Sub, threatened, against or affecting Buyer, Merger Sub, or any of their respective Subsidiaries or any of their respective officers, directors, properties or assets related to the entry into, and consummation of the transactions contemplated by, this Agreement and the Ancillary Documents. Neither Buyer nor Merger Sub nor any of their respective Subsidiaries nor any of their respective properties or assets is subject to any material outstanding judgment, order, injunction, rule or decree of, or any continuing settlement agreement or similar written agreement with, any Governmental Authority.

4.8 Stock Ownership. Buyer is not, nor at any time for the past three (3) years has been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL. Neither Buyer nor any of its subsidiaries directly or indirectly owns as of the date hereof, and at all times for the past three (3) years through the date hereof, neither Buyer nor any of its subsidiaries has owned, beneficially or otherwise, any shares of Company Capital Stock.

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4.9 Information Supplied. None of the information included or incorporated by reference in the Company Information Statement concerning Buyer or Merger Sub (provided by Buyer for the express purpose of inclusion in the Company Information Statement) will, on the date it is first filed with the SEC or mailed to the Company’s stockholders or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Buyer or Merger with respect to statements made or incorporated by reference therein based on information concerning the Company.

Article V

Covenants

5.1 Conduct of Business Prior to the Closing. From the date of this Agreement until the Closing or the earlier termination of this Agreement pursuant to Article VII, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld or delayed) or required by applicable Law, the Company shall (a) conduct the business of the Company in the Ordinary Course of Business; (b) use commercially reasonable efforts to maintain and preserve intact the current organization, business and franchise of the Company and its Subsidiaries and to preserve the rights, franchises, goodwill and relationships of their respective employees, customers, lenders, suppliers, regulators and others having business relationships with the Company and its Subsidiaries; and (c) not (i) increase in any manner the compensation or consulting fees, bonus, pension, welfare, fringe or other benefits, severance or termination pay of any of its directors, officers or Company Employees, except in the Ordinary Course of Business, (ii) become a party to, establish, adopt, amend or terminate any material Company Plan in any material respect, in each case, except as may be required by any Law or Contract, (iii) grant any new equity awards or bonuses, or amend or modify the terms of any outstanding equity awards or bonuses, under any Company Plan, including for the avoidance of doubt, any retention or change in control bonuses, (iv) take any action to accelerate the vesting or lapsing of restrictions or payment of compensation or benefits under any Company Plan, (v) forgive any loans or issue any loans to any Company Employee (other than advancement of funds for costs and expenses in the Ordinary Course of Business), (vi) hire any Company Employee or engage any independent contractor (who is a natural person) with an annual salary or wage rate or consulting fees and target cash bonus opportunity in excess of $100,000 or (vii) terminate the employment of any executive officer other than for cause.

5.2 Access to Information.

5.2.1 From the date of this Agreement until the Closing or the earlier termination of this Agreement pursuant to Article VII, the Company shall (a) afford Buyer and its Representatives reasonable access to and the right to reasonably inspect all of the Real Property, properties, assets, premises, books and records, Contracts and other documents and data related to the Company and its Subsidiaries; (b) furnish Buyer and its Representatives with such financial, operating and other data and information related to the Company and its Subsidiaries as Buyer or any of its Representatives may reasonably request; and (c) instruct the Representatives of the Company to cooperate with Buyer in its investigation of the Company and its Subsidiaries. Any investigation or access afforded pursuant to this Section 5.2 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries or violate the terms of any Contract and to preserve all attorney-client, work product, or other legal or similar privilege with respect thereto. No investigation by Buyer or other information received by Buyer shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the Company in this Agreement.

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5.2.2 Buyer and the Company shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Mutual Confidential Agreement, effective as of February 21, 2019, between Buyer, or an Affiliate of Buyer, and the Company, which shall survive the termination of this Agreement in accordance with the terms set forth therein.

5.3 Stockholders Consent.

5.3.1 The Company shall use its reasonable best efforts to obtain, as soon as permitted by applicable Law following the execution and delivery of this Agreement, but in any event prior to 5 pm (PT) on May 13, 2020, a written consent of the Stockholders in the form attached hereto as Exhibit B (the “Stockholder Consent”) from Stockholders sufficient to achieve the Requisite Stockholder Vote. The materials submitted to the Stockholders in connection with the Stockholder Consent shall include the Company Board Recommendation. Promptly following receipt of the Stockholder Consent, the Company shall deliver a copy of such Stockholder Consent to Buyer. The Company shall not submit any other proposals for approval of the Stockholders without the prior written consent of Buyer (not to be unreasonably withheld, conditioned, or delayed).

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5.4 Information Statement; Other Required Company Filing.

5.4.1 As promptly as practicable following the Stockholder Consent, the Company shall cause to be filed with the SEC an information statement to be sent to the Company’s stockholders relating to this Agreement, the Merger and the Stockholders Consent (together with any amendments or supplements thereto, the “Information Statement”) (unless the Company, in consultation with its legal counsel, determines that a delivery of an Information Statement in connection with the Stockholder Consent is not required by the applicable requirements of the 1934 Act and the rules of the SEC in order to consummate the Merger as contemplated herein). If the Company determines that it is required to file any document other than the Information Statement with the SEC in connection with this Agreement and the transactions contemplated hereby pursuant to applicable law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company shall as reasonably promptly as practicable prepare and file such Other Required Company Filing with the SEC. The Company shall use its reasonable best efforts to cause the Information Statement and any Other Required Company Filing to comply as to form and substance in all material respects with the applicable requirements of the 1934 Act and the rules of the SEC. Buyer shall furnish all information concerning Buyer and its Affiliates to the Company, and provide such other assistance, as may be reasonably requested in connection with the preparation, filing and distribution of the Information Statement and any Other Required Company Filing. The Company shall reasonably promptly notify Buyer upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Information Statement or any Other Required Company Filing and shall provide Buyer with copies of all non-routine correspondence between the Company and its representatives, on the one hand, and the SEC, on the other hand, related to the Information Statement and any Other Required Company Filing. The Company shall use its reasonable best efforts to respond as reasonably promptly as practicable to any comments from the SEC with respect to the Information Statement and any Other Required Company Filing, and Buyer will cooperate in connection therewith. Notwithstanding the foregoing, prior to filing or mailing the Information Statement (including any amendment or supplement thereto) or any Other Required Company Filing or responding to any comments of the SEC with respect thereto, the Company (i) shall provide Buyer a reasonable opportunity to review and comment on the Information Statement or Other Required Company Filing or response (including the proposed final version of the Information Statement or Other Required Company Filing or response) and (ii) shall consider in good faith all comments reasonably proposed by Buyer.

5.4.2 The Company shall cause the Information Statement to be mailed to the Stockholders as of the applicable record date for the Stockholder Consent, as promptly as practicable (and in any event within seven (7) Business Days) after the date on which the SEC confirms that it has no further comments on the Information Statement (the “SEC Clearance Date”); provided, that if the SEC has failed to affirmatively notify the Company within ten (10) calendar days after the initial filing of the Information Statement with the SEC that it will or will not be reviewing the Information Statement, then such date shall be the SEC Clearance Date (the date of the mailing of such final Information Statement following the SEC Clearance Date, the “Information Statement Mailing Date”).

5.4.3 In the event that the Company in consultation with its legal counsel determines that a delivery of an Information Statement in connection with the Stockholder Consent is not required by the applicable requirements of the 1934 Act and the rules of the SEC in order to consummate the Merger as contemplated herein, then promptly following receipt of the Stockholder Consent, and in any event prior to Closing, the Company shall deliver a notice (the “Stockholder Notice”) to every Stockholder that did not execute the Stockholder Consent. The Stockholder Notice shall (i) be a statement to the effect that the Company Board determined that the Merger is advisable in accordance with Section 251(b) of the DGCL and in the best interests of the Stockholders and approved and adopted this Agreement, the Merger and the other transactions contemplated hereby, (ii) provide the Stockholders to whom it is sent with notice of the actions taken in the Stockholder Consent, including the approval and adoption of this Agreement, the Merger and the other transactions contemplated hereby in accordance with Section 228(e) of the DGCL and the bylaws of the Company and (iii) notify such Stockholders of their dissent and appraisal rights pursuant to Section 262 of the DGCL. The Stockholder Notice shall include therewith a copy of Section 262 of the DGCL and all such other information as Buyer shall reasonably request, and shall be sufficient in form and substance to start the twenty (20) day period during which a Stockholder must demand appraisal of such Stockholder’s Company Capital Stock as contemplated by Section 262(d)(2) of the DGCL. All materials submitted to the Stockholders in accordance with this Section 5.4 shall be subject to Buyer’s reasonable review and comment.

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5.5 No Solicitation of Other Bids.

5.5.1 Following receipt of the Stockholders Consent, until the earlier of the Effective Time and the valid termination of this Agreement, the Company shall not, and shall not authorize or permit any of its Affiliates or any of its or their Representatives to, directly or indirectly, (i) encourage, solicit, initiate, knowingly facilitate or continue inquiries regarding an Acquisition Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal. The Company shall immediately cease and cause to be terminated, and shall cause its Affiliates and all of its and their Representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that that would reasonably be expected to lead to, an Acquisition Proposal. For purposes hereof, “Acquisition Proposal” shall mean any inquiry, proposal or offer from any Person (other than Buyer or any of its Affiliates) concerning (i) a merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving the Company or any of its Subsidiaries; (ii) the issuance or acquisition of shares of capital stock or other equity securities of the Company or any of its Subsidiaries other in connection with the exercise of outstanding Options or Company Warrants effective prior to the Effective Time; or (iii) the sale, lease, exchange or other disposition of any significant portion of the Company’s or any of its Subsidiaries’ respective properties or assets, other than in the Ordinary Course of Business.

5.5.2 In addition to the other obligations under this Section 5.5, the Company shall promptly (and in any event within three (3) Business Days after receipt thereof by the Company or its Representatives) advise Buyer orally and in writing of any Acquisition Proposal, any request for information with respect to any Acquisition Proposal, or any inquiry with respect to or which could reasonably be expected to result in an Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the Person making the same.

5.5.3 The Company agrees that the rights and remedies for noncompliance with this Section 5.5 shall include having such provision specifically enforced by any court having competent jurisdiction, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to Buyer and that money damages would not provide an adequate remedy to Buyer.

5.6 Governmental Approvals and Consents.

5.6.1 Each party hereto shall, as promptly as possible, (i) make, or cause or be made, all filings and submissions required under any Law applicable to such party or any of its Affiliates; and (ii) use reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from all Governmental Authorities that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement and the Ancillary Documents. Each party shall cooperate fully with the other party and its Affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. The parties hereto shall not willfully take any action that will have the effect of delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals.

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5.6.2 The Company and Buyer shall use reasonable best efforts to give all notices to, and obtain all consents from, all third parties that are described in Schedule 3.4.1 of the Company Disclosure Schedules unless any such notice or consent is waived by the other party.

5.6.3 Without limiting the generality of the parties’ undertakings pursuant to Section 5.6.1 or 5.6.2, each of the parties hereto shall use all reasonable best efforts to:

5.6.3.1 respond to any inquiries by any Governmental Authority regarding antitrust or other matters with respect to the transactions contemplated by this Agreement or any Ancillary Document;

5.6.3.2 avoid the imposition of any order or the taking of any action that would restrain, alter or enjoin the transactions contemplated by this Agreement or any Ancillary Document; and

5.6.3.3 in the event any Governmental Order adversely affecting the ability of the parties to consummate the transactions contemplated by this Agreement or any Ancillary Document has been issued, to have such Governmental Order vacated or lifted.

5.7 Resignations; Directors’ and Officers’ Indemnification; D&O Tail Insurance.

5.7.1 As a condition to Closing, Buyer and the Company shall have received from any director or officer of the Company or its Subsidiaries that Buyer requests in writing a resignation letter effective as of the Effective Time of all their director, officer, and similar positions with the Company or any Subsidiary (other than, for the avoidance of doubt, employment) (the “Resignations”). The Resignations shall be in the substantive form set forth on Schedule 5.7.1.

5.7.2 Prior to the Closing, the Company shall obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from the Effective Time with at least the same coverage and amount and containing terms and conditions that are not less advantageous to the directors and officers of the Company and its Subsidiaries as the Company’s existing policies with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by this Agreement) (the “D&O Tail Policy”). The Company shall bear the cost of the D&O Tail Policy, and such costs, to the extent not paid prior to the Closing, shall be included in the determination of Transaction Expenses. During the term of the D&O Tail Policy, Buyer shall not (and shall cause the Surviving Corporation not to) take any action following the Closing to cause the D&O Tail Policy to be cancelled or any provision therein to be amended or waived; provided that, in any event, the D&O Tail Policy shall not exclude claims arising out of the transactions contemplated by this Agreement and shall otherwise be in form and substance acceptable to Buyer (acting reasonably).

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5.7.3 For six (6) years from and after the Effective Time, the Surviving Corporation shall, and Buyer shall cause the Surviving Corporation to, indemnify and hold harmless all past and present (as of the Effective Time) directors and officers of the Company and Subsidiaries (the “D&O Indemnified Parties”, and individually a “D&O Indemnified Party”) against any costs (including attorneys’ fees) and expenses (including advancing costs (including attorneys’ fees) and expenses prior to the final disposition of any actual or threatened claim, suit, proceeding or investigation to each D&O Indemnified Party to the fullest extent permitted by applicable Law, the Company Charter Documents, and the organizational documents of the Company’s Subsidiaries, as applicable; provided that such D&O Indemnified Party agrees in advance to return any such funds to which a court of competent jurisdiction determines in a final, nonappealable judgment that such D&O Indemnified Party is not ultimately entitled), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, investigation, suit, proceeding or investigation, whether civil, criminal, administrative or investigative in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Merger), whether asserted or claimed prior to, at or after the Effective Time, by reason of such Persons serving or having served as an officer, director or other fiduciary of the Company or any Subsidiary (each a “Covered Position”) to the fullest extent permitted by applicable Law, the Company Charter Documents and the organizational documents of the Company’s Subsidiaries, as applicable, or any indemnification, employment or other similar Contract. The parties agree that the foregoing rights to indemnification and advancement shall also apply with respect to any action to enforce this provision or any other right and that all rights to elimination of liability, indemnification and advancement of expenses for acts or omissions occurring or alleged to have occurred at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, now existing in favor of the D&O Indemnified Parties as provided in their respective certificate of incorporation or bylaws (or comparable organizational documents), or in any D&O Indemnification Agreement, shall survive the Merger and shall continue in full force and effect in accordance with the terms thereof. Notwithstanding anything herein to the contrary, if any D&O Indemnified Party notifies the Surviving Corporation on or prior to the sixth (6th) anniversary of the Effective Time of a matter in respect of which such Person intends in good faith to seek indemnification pursuant to this Section 5.7.3, the provisions of this Section 5.7.3 shall continue in effect with respect to such matter until the final disposition of all claims, actions, investigations, suits and proceedings relating thereto. The provisions of this Section 5.7.3 shall not, with respect to a D&O Indemnified Party, apply to (i) any claim initiated by such D&O Indemnified Party (other than a claim to enforce the provisions of this Section 5.7.3 or any rights under by applicable Law, the Company Charter Documents, the organizational documents of the Company’s Subsidiaries, as applicable, or any D&O Indemnification Agreement), provided that this clause (i) shall only be with respect to such plaintiff D&O Indemnified Party bringing such claim and not other D&O Indemnified Parties, (ii) any claim not brought “by reason of” (as such term is used for purposes of Section 145 of the DGCL) such person’s services in a Covered Position, or (iii) any fraud committed by such D&O Indemnified Party in connection with this Agreement or the Merger, as determined by a court of competent jurisdiction in a final, nonappealable judgment.

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5.7.4 Buyer and the Surviving Corporation agree that all rights of indemnification, exculpation and limitation of liabilities existing in favor the D&O Indemnified Parties as provided in the Company Charter Documents and the organizational documents of the Company’s Subsidiaries, as applicable, or any D&O Indemnification Agreement with respect to acts or omissions in their capacity as directors or officers occurring at or prior to the Effective Time shall survive the Merger and continue in full force and effect in accordance with their respective terms (unless prohibited by applicable Law). From and after the Effective Time, Buyer shall cause the Surviving Corporation and each Subsidiary, to pay and perform in a timely manner such indemnification obligations in accordance with their terms. For a period of six (6) years from and after the Effective Time, Buyer shall cause the certificate of incorporation and bylaws of the Surviving Corporation and organizational documents of each Subsidiary to contain provisions no less favorable with respect to indemnification, exculpation, and advancement of expenses of directors and officers of the Company or such Subsidiary, as applicable, for periods at or prior to the Effective Time than are currently set forth in the Company Charter Documents or organizational documents of such Subsidiary (unless prohibited by applicable Law).

5.7.5 The obligations of Buyer and the Surviving Corporation under this Section 5.7 shall survive the consummation of the Merger and shall not be terminated or modified in such a manner as to adversely affect any D&O Indemnified Party to whom this Section 5.7 applies without the consent of such affected D&O Indemnified Party (it being expressly agreed that the D&O Indemnified Parties to whom this Section 5.7 applies shall be third-party beneficiaries of this Section 5.7, each of whom may enforce the provisions of this Section 5.7).

5.7.6 In the event Buyer, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Buyer or the Surviving Corporation, as the case may be, shall assume all of the obligations set forth in this Section 5.7.

5.7.7 The agreements and covenants contained in this Section 5.7 and in the Company Charter Documents, the organizational documents of the Subsidiaries, the D&O Indemnification Agreements, and the D&O Tail Policy, shall be the sole and exclusive right to which any D&O Indemnified Party is entitled in respect of indemnification, reimbursement, or right of advancement as a result of his or her capacity as a director or officer of the Company or any of its Subsidiaries, whether pursuant to law, contract or otherwise, from or against Buyer, the Surviving Corporation or any of their Affiliates, in each case, related to any matter that occurred at or prior to the Effective Time (other than claims for compensation or benefits under any agreement binding, as of Closing, on the Company or any Subsidiary).

5.8 Closing Conditions. From the date of this Agreement until the Closing or the earlier termination of this Agreement pursuant to Article VII, each party hereto shall use reasonable best efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in Article VI hereof.

5.9 Public Announcements. Unless otherwise required by applicable Law (based upon the reasonable advice of counsel), no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed), and the parties shall cooperate as to the timing and contents of any such announcement.

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5.10 Post-Closing Stock Option Plan. Promptly following the Effective Time, Buyer shall cause the Surviving Corporation to, and the Surviving Corporation shall, adopt a new employee stock option plan and reserve a number of shares of the Surviving Corporation’s common stock equal to 12% of the fully-diluted capital stock of the Surviving Corporation as of immediately following the Effective Time.

5.11 Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

Article VI

Conditions To Closing

6.1 Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

6.1.1 This Agreement shall have been duly adopted by the Requisite Stockholder Vote.

6.1.2 No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

6.1.3 Each of the consents, authorizations, clearances, orders and approvals from the Governmental Authorities set forth on Schedule 6.1.3 shall have been received, and no such consent, authorization, clearance, order and approval shall have been revoked.

6.1.4 The Information Statement (if required) or the Stockholder Notice, as applicable was duly and timely delivered to the Stockholders entitled thereto and all waiting period for the consummation of this Agreement under the 1934 Act and the rules of the SEC in order to consummate the Merger have expired.

6.2 Conditions to Obligations of Buyer and Merger Sub. The obligations of Buyer and Merger Sub to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

6.2.1 The representations and warranties of the Company contained in this Agreement and any certificate delivered pursuant to Section 2.3 hereof shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) on and as of the date of this Agreement and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

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6.2.2 The Company shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

6.2.3 No Action shall have been commenced against Buyer, Merger Sub or the Company, which would prevent the Closing.

6.2.4 From the date of this Agreement, there shall not have occurred any Material Adverse Effect that is continuing, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect.

6.2.5 The CRG Credit Agreement Amendment shall be in full force and effect, subject to consummation of the Merger. The Company and its Subsidiaries, in the aggregate, shall not have any Indebtedness other than the CRG Closing Debt.

6.2.6 Free Cash at Closing shall be no less than $3.5 million. The aggregate Transaction Expenses plus Merger Consideration shall not exceed $3 million.

6.2.7 The Company shall have delivered each of the closing deliverables set forth in Section 2.3.1.

6.2.8 The Buyer shall have received all the Resignations as required under Section 5.7.1.

6.2.9 The Key Employees Employment Agreements shall be in full force and effect as of the Closing.

6.2.10 Buyer shall have received evidence that the employment terms for the employees of the Company and of its Subsidiaries set forth on Schedule 6.2.10 hereto shall have been amended, effective at or before the Closing, to the effect expressly set forth on Schedule 6.2.10 hereto.

6.2.11 Unless otherwise agreed to by Buyer, the time to submit an appraisal demand under Section 262 of the DGCL in connection with the Merger shall have expired, and the Dissenting Shares, if any, shall be no more than 5% of the Company Capital Stock issued and outstanding as of immediately prior to the Effective Time.

6.2.12 Buyer shall have received from the Company no later than the date the condition set forth in Section 6.1.4 has been satisfied, reasonable written evidence to the effect that the Company Warrants have been or will be cancelled and terminated and of no further force or effect no later than the Effective Time.

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6.3 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or the Company’s waiver, at or prior to the Closing, of each of the following conditions:

6.3.1 The representations and warranties of Buyer and Merger Sub contained in this Agreement and any certificate delivered pursuant to Section 2.3 shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) on and as of the date of this Agreement and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

6.3.2 Buyer and Merger Sub shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

6.3.3 No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any material transaction contemplated hereby.

6.3.4 Buyer shall have delivered each of the closing deliverables set forth in Section 2.3.2.

Article VII

Termination

7.1 Termination. This Agreement may be terminated at any time prior to the Closing:

7.1.1 by the mutual written consent of the Company and Buyer;

7.1.2 by Buyer by written notice to the Company if:

7.1.2.1 neither Buyer nor Merger Sub is then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the Company pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VI and such breach, inaccuracy or failure has not been cured by the Company within twenty (20) days of the Company’s receipt of written notice of such breach from Buyer; or

7.1.2.2 the Merger has not been consummated by August 31, 2020, unless Buyer or Merger Sub failed to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by them prior to the Closing or otherwise breached this Agreement and such breach or failure to perform or comply resulted in the failure or non-satisfaction of any condition specified in Article VI;

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7.1.3 by the Company by written notice to Buyer if:

7.1.3.1 the Company is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer or Merger Sub pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VI and such breach, inaccuracy or failure has not been cured by Buyer or Merger Sub within twenty (20) days of Buyer’s or Merger Sub’s receipt of written notice of such breach from the Company; or

7.1.3.2 the Merger has not been consummated by August 31, 2020, unless the Company failed to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing or otherwise breached this Agreement and such breach or failure to perform or comply resulted in the failure or non-satisfaction of any condition specified in Article VI;

7.1.4 by Buyer or the Company if there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement, and such Governmental Order shall have become final and non-appealable; or

7.1.5 By Buyer if by 5 pm (PT) on May 13, 2020, the Company shall not have delivered to Buyer a copy of the Stockholder Consent from Stockholders sufficient to achieve the Requisite Stockholder Vote; provided that Buyer shall not be permitted to terminate this Agreement pursuant to this Section 7.1.5 at any time after delivery of a copy of the Stockholder Consent from Stockholders sufficient to achieve the Requisite Stockholder Vote.

7.1.6 By Buyer, by written notice to the Company at any time prior to the Effective Time (the “Termination Notice”), stating in reasonable details that the findings of Buyer’s due diligence review of the affairs of the Company or any Subsidiary has revealed information that is (i) conflicting or inconsistent in substance with the information included in the Disclosed Company Information, taken as a whole, or (ii) not expressly included in the Disclosed Company Information (excluding, in the case of clauses (i) and (ii), any Disclosed Company Information posted to any virtual data room after April 17, 2020), and which (in either case) Buyer determines in good faith:

7.1.6.1 is reasonably likely to result in a Material Adverse Effect within twelve (12) months following Closing; or

7.1.6.2 materially and adversely affects the business or assets, or the condition or prospects (financial or otherwise), of the Company and its Subsidiaries, taken as a whole, and which cannot be remedied unilaterally by the Company before Closing (without waiving compliance with any of the conditions to Closing set forth in Section 6.2 herein), or by the Surviving Corporation within thirty (30) days after Closing without incurring any additional undertakings or, in the aggregate, cost or obligations in excess of fifty thousand dollars ($50,000).

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Notwithstanding anything to the contrary set forth herein, in the event the Company disputes Buyer’s right to terminate this Agreement pursuant to this Section 7.1.6 (the “Termination Dispute”), such Termination Dispute shall be resolved exclusively under the Delaware Rapid Arbitration Act, by an arbitrator who shall be a retired Delaware Supreme Court or Court of Chancery judge. The right of the Company to trigger a Termination Dispute shall be deemed irrevocably waived by the Company unless the Company delivers to Buyer, within ten (10) days of delivery by Buyer of the Termination Notice, a written notice of a Termination Dispute, reasonably detailing the basis for the Termination Dispute, (the “Termination Dispute Notice”). The Buyer and the Company shall in good faith cooperate in the appointment of the arbitrator within ten (10) days of delivery by Buyer of the Termination Dispute Notice, and to cause the appointed arbitrator to deliver a final award within thirty (30) days of the arbitrator’s appointment. Each party shall bear its own fees and expenses in the arbitration, and the cost of the arbitrator shall be divided equally between Buyer and the Company. Provided that (i) the Company acknowledges that the Termination Dispute Notice shall be deemed revoked as if never delivered, unless the arbitrator determines that the Termination Notice was delivered by Buyer in bad faith or without any rational basis, (ii) the Company’s cost and expenses incurred by reason of a Termination Dispute (including the arbitration proceedings) shall not waive the condition set forth Section 6.2.6 (providing for the Free Cash at Closing); (iii) Buyer may at any time prior to the conclusion of the arbitration proceedings withdraw the Termination Notice, in which case the Free Cash amount set forth Section 6.2.6 shall be reduced by an amount equal to the reasonable fees and expenses incurred by the Company directly related to the Termination Dispute and the arbitration proceedings, (iv) the Company may withdraw its Termination Dispute Notice at any time prior to the conclusion of the arbitration proceedings and promptly reimburse Buyer for the reasonable fees and expenses incurred by Buyer directly related to the Termination Dispute and the arbitration proceedings; and (v) the Termination Dispute Notice shall be deemed revoked as if never delivered upon payment by Buyer to the Company of an amount equal to the Termination Fee.

7.2 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article VII, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

7.2.1 this Article VII, Section 5.2.2 and Article VIII hereof shall survive any such termination; and

7.2.2 that nothing herein shall relieve any party hereto from liability for any willful breach of any provision hereof.

7.3 Termination Fee.

7.3.1 If this Agreement is validly terminated by Buyer pursuant to Section 7.1.5, then the Buyer shall have the right to require the Company to pay, and if so elected by Buyer, the Company hereby agrees to pay, within ten (10) Business Days after such termination, to Buyer, as liquidated damages in connection with any such termination, an amount equal to $500,000 (the “Termination Fee”) by wire transfer of immediately available funds to an account designated in writing by Buyer.

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7.3.2 Notwithstanding anything to the contrary in this Agreement, prior to the Effective Time, Buyer may by written notice to the Company in the event, as a result of the effect of the COVID-19 pandemic on the Company and its business, Buyer reasonably determines in good faith that the transactions contemplated herein have become impracticable. In the event of such termination, Buyer shall, concurrently with such termination, pay the Company as liquidated damages an amount equal to the Termination Fee by wire transfer of immediately available funds to an account designated in writing by the Company.

7.3.3 Notwithstanding anything to the contrary in this Agreement, the parties hereby acknowledge that in the event that the Termination Fee becomes payable and is actually paid by the Company pursuant to Section 7.3.1, or by Buyer pursuant to Section 7.3.2 or Section 7.1.6, the Termination Fee shall be the Company’s, and Buyer’s and Merger Sub’s, as the case may be, and their respective Affiliates’ sole and exclusive remedy for monetary damages under this Agreement.

Article VIII

Miscellaneous

8.1 Expenses. Except as otherwise expressly provided herein, all Costs and Expenses shall be paid by the party incurring such Costs and Expenses, whether or not the Closing shall have occurred.

8.2 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.2):

If to the Company (before Closing):	TearLab Corporation
150 LaTerraza Blvd., Suite 101
Escondido, California 92025
E-mail: sjensen@tearlab.com
Attention: Seph Jensen, Chief Executive Officer

with a copy to:

Wilson Sonsini Goodrich & Rosati P.C.
12235 El Camino Real
San Diego, California 92130
E-mail: mwaters@wsgr.com

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Attention: Marty Waters

and

Wilson Sonsini Goodrich & Rosati P.C.
One Market Plaza, Spear Tower, Suite 3300
San Francisco, California 94105
E-mail: rishii@wsgr.com
rich.mullen@wsgr.com
Attention: Rob Ishii & Rich Mullen

If to Surviving Corporation,
Buyer or Merger Sub:	Accelmed Partners II L.P. 400 Madison Avenue Suite 9B
New York, New York 10017
E-mail: uri@accelmed.com

Attention:	Uri Geiger, Managing Director

with a copy to:	McDermott Will & Emery LLP
1007 North Orange Street
4th Floor
Wilmington, DE 19801
E-mail: bstrauss@mwe.com
Attention: Ben Strauss, Esq.

8.3 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Disclosure Schedules and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

8.4 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

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8.5 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

8.6 Entire Agreement. This Agreement and the Ancillary Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the Ancillary Documents, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

8.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

8.8 No Third-Party Beneficiaries. Except as provided in Section 5.7, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.9 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by Buyer, Merger Sub and the Company at any time prior to the Effective Time; provided, however, that after the Requisite Stockholder Vote is obtained, there shall be no amendment or waiver that, pursuant to applicable Law, requires further approval of the Stockholders, without the receipt of such further approvals. Any failure of Buyer or Merger Sub, on the one hand, or the Company, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by the Company (with respect to any failure by Buyer or Merger Sub) or by Buyer (with respect to any failure by the Company), respectively, only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

8.10 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

8.10.1 This Agreement, and all claims, causes of action (whether in contract, tort, statute, or otherwise) or other matter that may directly or indirectly result from, arise out of, be in connection with or relating to this Agreement or the negotiation, execution or performance of this Agreement, or the Merger or the other transactions contemplated hereby (“Relevant Matters”), shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would result in the application of any other law.

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8.10.2 ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON ANY RELEVANT MATTER MAY BE INSTITUTED IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF (AND ONLY IF) SUCH COURT FINDS IT LACKS JURISDICTION, THE FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN WILMINGTON, DELAWARE, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

8.10.3 EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OUT OF OR BASED UPON ANY RELEVANT MATTER IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO ANY RELEVANT MATTER. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF ANY ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.10.3.

8.11 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity, including obligating the other party to close the transactions contemplated hereby.

8.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

COMPANY:

TEARLAB CORPORATION

By:	/s/ Seph Jensen
Name:	Seph Jensen
Title:	Chief Executive Officer

BUYER:

ACCELMED PARTNERS II L.P.

By:	Accelmed Partners II GP L.P., its General Partner
By:	Accelmed Partners II, LLC,
its General Partner

By:	/s/ Uri Geiger
Name:	Uri Geiger
Title:	Member

MERGER SUB:

ACCELMED MERGER SUB, INC.

By:	/s/ Uri Geiger
Name:	Uri Geiger
Title:	President

[Signature Page to Agreement and Plan of Merger]

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ANNEX B

Opinion of Financial Advisor

LADENBURG THALMANN

ESTABLISHED 1876

May 8, 2020

Board of Directors
TearLab Corporation
150 La Terraza Blvd., Suite 101
Escondido, CA 92025

Gentlemen:

We have been advised that TearLab Corporation (the "Company") is considering entering into an Agreement and Plan of Merger (the "Merger Agreement") with Accelmed Partners II LP and Accelmed Merger Sub, Inc. ("Accelmed") (the "Transaction"). Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Merger Agreement and other ancillary documents to be entered into in connection with the Transaction (collectively, the "Transaction Documents").

Pursuant to the Transaction Documents, Accelmed will purchase all the issued and outstanding shares of common stock of the Company (other than shares of capital stock of the Company owned by CR Group L.P. and its Affiliates ("CRG"), Accelmed, and the Company's treasury shares) at a price per share of $0.0586 (the "Merger Consideration"). The terms and conditions of the Transaction and the other actions contemplated are more specifically set forth in the Transaction Documents.

Ladenburg Thalmann & Co. Inc. ("Ladenburg") is a full-service investment bank providing investment banking, brokerage, equity research, institutional sales and trading, and asset management services. In the ordinary course of business, Ladenburg, certain of our affiliates, as well as investment funds in which we or our affiliates may have financial interests, may acquire, hold or sell long or short positions, or trade or otherwise effect transactions in debt, equity, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, the Company. We expect to receive fees for our services in connection with the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. To date, other than services rendered in connection with the Transaction, we have not provided any financial advisory, underwriting, or other services to the Company, Accelmed, CRG, or any of their respective Affiliates.

We have been retained to render an opinion as to whether, on the date of such opinion, the Merger Consideration is fair, from a financial point of view, to the Company's stockholders.

We do not express any opinion as to the underlying valuation or future performance of the Company, or the price at which the Company's securities might trade at any time in the future.

We have not been requested to opine as to, and our opinion does not address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for the

LADENBURG THALMANN & CO. INC.
277 Park Avenue, 26th Floor
New York, NY 10172
Phone 212.409.2000

MEMBER NYSE, NYSE MKT, FINRA, SIPC

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Board of Directors
May 8, 2020
Page 3 of 3

and judgments, and that such information provides a reasonable basis upon which we could make our analysis and form an opinion. We have not evaluated the solvency or fair value of the Company under any applicable foreign, state or federal laws relating to bankruptcy, insolvency or similar matters. We have not physically inspected the Company's properties and facilities and have not made or obtained any evaluations or appraisals of the Company's assets and liabilities (including any contingent, derivative or off-balance sheet assets and liabilities). We have not attempted to confirm whether the Company has good title to its assets.

Our analysis and opinion are necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of delivery of our opinion on May 8, 2020. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion to you or any other person.

Our opinion is for the use and benefit of the Board in connection with its consideration of the Transaction. Our opinion may not be used by any other person, including the stockholders, lenders or creditors of the Company or for any other purpose without our prior written consent. Our opinion is not intended to and does not constitute an opinion or recommendation to any of the Company's stockholders as to how such stockholders should vote or act with respect to the Transaction, should a vote of such stockholders be required, or any matter relating thereto. Our opinion should not be construed as creating any fiduciary duty on our part to any party to the Transaction Documents or any other person. In connection with our services, and pursuant to that certain Agreement between Ladenburg and the Company dated February 25, 2020, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Merger Consideration is fair, from a financial point of view, to the Company's stockholders. This opinion has been approved by a fairness committee of Ladenburg.

Very truly yours,

Ladenburg Thalmann & Co. Inc.

Ladenburg Thalmann & Co. Inc.

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ANNEX C

Section 262 of the Delaware General Corporations Law

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.

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(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

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(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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ANNEX D

Amendment to Term Loan Agreement

EXECUTION VERSION

CONSENT AND AMENDMENT 9

TO TERM LOAN AGREEMENT

THIS CONSENT AND AMENDMENT 9 TO TERM LOAN AGREEMENT, dated as of May 11, 2020 (this “Amendment”), is made among TearLab Corporation, a Delaware corporation (“Borrower”), the subsidiary guarantors listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTORS” (each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”), and the lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”), with respect to the Loan Agreement referred to below.

RECITALS

WHEREAS, the Borrower and the Lenders are parties to a Term Loan Agreement, dated as of March 4, 2015 (as amended by the Omnibus Amendment Agreement, dated as of April 2, 2015, Amendment 2, dated as of August 6, 2015, Amendment 3, dated as of December 31, 2015, Amendment 4, dated as of April 7, 2016, Amendment 5, dated as of October 12, 2017, Amendment 6, dated as of April 4, 2018, Amendment 7, dated as of November 12, 2018, and Amendment 8, dated as of October 4, 2019, and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), with the Subsidiary Guarantors from time to time party thereto.

WHEREAS, the Borrower intends to consummate the transactions substantially as contemplated in Exhibit A hereto, with such modifications as the Lenders may approve in their reasonable discretion (collectively, the “Accelmed Transactions”).

WHEREAS, the Borrower has requested that (x) the Lenders consent to the consummation of the Accelmed Transactions and (y) the Loan Agreement be amended to provide for certain modifications of the terms of the Loan Agreement.

WHEREAS, the Lenders are willing to (x) provide their consent to the consummation of the Accelmed Transactions and (y) amend the Loan Agreement, in each case, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

Section 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

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(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

Section 2. Consent. As of the Amendment 9 Effective Date (as defined below), subject to the other terms and conditions of this Amendment, the Lenders hereby consent to the consummation of the Accelmed Transactions. The above consent shall not otherwise modify or affect the Obligors’ obligations to comply fully with any other duty, term, condition or covenant contained in the Loan Agreement or any other Loan Document in the future and is limited solely to the matters set forth in this Section 2. Nothing contained in this Amendment shall be deemed to constitute a waiver of any duty, term, condition or covenant contained in the Loan Agreement or any other Loan Documents in the future, or any other rights or remedies any Lender may have under the Loan Agreement or any other Loan Documents or under applicable law.

Section 3. Amendment 9 Effective Date Amendments. Upon satisfaction of the Amendment 9 Effective Date Conditions set forth in Section 5 below, the Loan Agreement shall hereby be amended as follows:

(a) Section 1.01 of the Loan Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“Accelmed” means Accelmed Partners II L.P., a Cayman Islands exempted limited partnership.

“Amendment 9 Effective Date” means May 11, 2020.

“Merger Agreement” means that certain Agreement and Plan of Merger entered into on the Amendment 9 Effective Date by Accelmed, Accelmed Merger Sub, Inc., a Delaware corporation, and Borrower.

“Partial Principal Prepayment Amount” means an aggregate principal amount of the Loans equal to $694,417.68.

“Trigger Exchange Agreement” means the Trigger Exchange Agreement dated as of the Amendment 9 Effective Date among Borrower and the Lenders.

“Trigger Exchange Closing” means the “Closing” under and as defined in the Trigger Exchange Agreement.

(b) Section 3.03 of the Loan Agreement is hereby amended by adding a new Section 3.03(b)(iii) thereof to read, in its entirety, as follows:

(iii) Common Stock. On the Amendment 9 Effective Date, Borrower shall prepay the Loans in an aggregate outstanding principal amount equal to the Partial Principal Prepayment Amount by issuing ratably to the Lenders 11,850,131 shares of the common stock of Borrower, free and clear of all Liens, in exchange for and full satisfaction of the Partial Principal Prepayment Amount, all pursuant to and in accordance with the Trigger Exchange Agreement. Borrower and Lenders reaffirm and agree that, as of the Amendment 9 Effective Date, immediately after giving effect to the Trigger Exchange Closing, (A) the outstanding principal amount of the Loans owed by Borrower to each Lender is set forth on Schedule 3.03(b)(iii) hereto and (B) the aggregate outstanding principal amount of the Loans shall have been satisfied and discharged in an aggregate principal amount equal to the Partial Principal Prepayment Amount. For the avoidance of doubt, all accrued and unpaid interest on the Loans shall remain outstanding.

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(c) Schedules to the Loan Agreement is hereby amended by adding Schedule 3.03(b)(iii) hereto as a new Schedule 3.03(b)(iii) thereto.

Section 4. Accelmed Closing Date Amendments. Upon satisfaction of the Accelmed Closing Date Conditions set forth in Section 6 below, the Loan Agreement shall hereby be further amended as follows:

(a) The Loan Agreement, as otherwise amended, restated, supplemented or otherwise modified prior to the Accelmed Closing Date, is hereby further amended and for ease of reference restated (after giving effect to this Amendment) in the form of Exhibit B hereto (the Loan Agreement, as so amended by this Amendment, being referred to as the “Amended Loan Agreement”).

(b) Schedule 1 to the Loan Agreement is hereby amended to read as provided on Schedule 1 hereto.

Section 5. Amendment 9 Effective Date Conditions. This Amendment shall be effective as of the Business Day on which the following conditions precedent are first satisfied (such conditions, the “Amendment 9 Effective Date Conditions” and such date, the “Amendment 9 Effective Date”):

(a) The Obligors and all of the Lenders shall have duly executed and delivered this Amendment.

(b) The Borrower shall have delivered to the Lenders a certificate of a Responsible Officer of the Borrower in form and substance reasonably satisfactory to the Lenders, certifying that, after giving effect to the transactions occurring on the Amendment 9 Effective Date, in the aggregate, 11,850,131 shares of common stock of the Borrower have been issued ratably to the Lenders pursuant to Section 3.03(b)(iii) of the Loan Agreement (as amended on the Amendment 9 Effective Date) and each Lender’s portion of such shares shall have been registered in the name of the applicable Lender.

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(c) Accelmed (as defined in Section 3(a) above) and all of the Lenders shall have duly executed and delivered that certain Transaction Agreement dated as of May 11, 2020 by and among the Lenders and Accelmed (the “Transaction Agreement”), together with all schedules and exhibits thereto, and the Transaction Agreement shall remain in full force and effect.

(d) The Borrower shall have delivered to the Lenders a copy of each of the Merger Agreement (as defined in Section 3(a) above) and the Trigger Exchange Agreement (as defined in Section 3(a) above) fully executed, together with all schedules and exhibits thereto, and in each case certified by a Responsible Officer of the Borrower to be true and correct as of the date of such delivery.

(e) If so requested by any Lender, a new promissory note shall be issued by the Borrower to such Lender evidencing the outstanding principal amount of the Loans after giving effect to the prepayment described in Section 3(b) above.

(f) The representations and warranties in Section 7 shall be true in all material respects on the date hereof and on and as of the Amendment 9 Effective Date.

(g) The Borrower shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable and documented out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Loan Agreement.

Section 6. Accelmed Closing Date Conditions. The amendments described in Section 3 and Section 4 above shall be effective as of the Business Day on which the following conditions precedent are first satisfied (such conditions, the “Accelmed Closing Date Conditions” and such date, the “Accelmed Closing Date”):

(a) Each Obligor shall have delivered to the Lenders (i) certified copies of the constitutive documents of such Obligor and (ii) resolutions of the board of directors (or shareholders, if applicable) of such Obligor authorizing the making and performance by it of this Amendment and the other Loan Documents to which it is a party, in each case certified by a secretary of such Obligor to be true and correct as of the Accelmed Closing Date and in form and substance reasonably satisfactory to the Lenders.

(b) The Lenders shall have received certificates of good standing (or equivalent), dated no earlier than five (5) calendar days prior to the Accelmed Closing Date, from the state or other jurisdiction of organization or formation of each Obligor.

(c) The Lenders shall have received:

(i) the full amount of the prepayment described in Section 3.03(b)(iv) of the Amended Loan Agreement; and

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(ii) evidence of the contribution from Accelmed to the Borrower in the amount of $4,500,000 pursuant to Section 8.1 of the Transaction Agreement.

(d) Accelmed shall have fully paid the Merger Consideration (as defined in the Merger Agreement).

(e) The Lenders shall have received a certificate of a Responsible Officer of each Obligor, certifying that (x) no Event of Default has occurred and is continuing under the Amended Loan Agreement after giving effect to the Accelmed Transactions; and (y) the “Closing” (as such term is defined in the Merger Agreement) has occurred on the date of such certificate on the terms set forth in the Merger Agreement and, during the period between the Amendment 9 Effective Date and the date on which such “Closing” occurs, no provision of the Merger Agreement (as in effect on the Amendment 9 Effective Date) has been waived, amended, supplemented, or otherwise modified in a manner materially adverse to the Lenders without the consent of the Lenders.

(f) The Borrower shall have delivered to the Lenders copies of all material agreements contemplated by the Accelmed Transactions to which the Borrower is a party, fully executed, together with all schedules and exhibits thereto and certified by a Responsible Officer of the Borrower to be true and correct as of the date of such delivery.

(g) The Borrower shall have delivered to the Lenders a certificate of a Responsible Officer of the Borrower in form and substance reasonably satisfactory to the Lenders, certifying that after giving effect to the transactions occurring on the Accelmed Closing Date, in the aggregate:

(i) the number of shares of common stock of the Borrower representing 28.6% of the total issued and outstanding shares of common stock of the Borrower as of the Accelmed Closing Date have been issued ratably to the Lenders pursuant to Section 7.1.1 of the Transaction Agreement and each Lender’s portion of such shares shall have been registered in the name of the applicable Lender; and

(ii) the number of shares of series A preferred stock of the Borrower representing 28.6% of the total issued and outstanding shares of series A preferred stock of the Borrower as of the Accelmed Closing Date have been issued ratably to the Lenders pursuant to Section 7.1.2 of the Transaction Agreement and each Lender’s portion of such shares shall have been registered in the name of the applicable Lender.

(h) If so requested by any Lender, a new promissory note shall be issued by the Borrower to such Lender evidencing the outstanding principal amount of the Loans after giving effect to all prepayments of the Loans and/or adjustments to the outstanding principal amount of the Loans contemplated by the Accelmed Transactions.

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(i) The Borrower shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with (x) this Amendment, including Lenders’ reasonable and documented out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Amended Loan Agreement, or (y) the Accelmed Transactions.

(j) The representations and warranties in Section 7 shall be true in all material respects on and as of the Accelmed Closing Date.

Notwithstanding anything to the contrary contained in this Amendment, the parties hereto understand and agree that the transactions contemplated hereby (including, for the avoidance of doubt, the Accelmed Transactions) shall occur in the order set forth on Exhibit A hereto (or as otherwise agreed by the parties hereto).

Section 7. Representations and Warranties; Reaffirmation.

(a) Each Obligor hereby represents and warrants to each Lender as follows:

(i) Such Obligor has full power, authority and legal right to make and perform this Amendment. This Amendment is within such Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (x) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, other than filings required to be made with the Securities and Exchange Commission, (y) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of the Borrower and its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) will not violate or result in an event of default under any material indenture, agreement or other instrument binding upon the Borrower and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

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(ii) No Default has occurred or is continuing or will result immediately after giving effect to this Amendment or the consummation of the Accelmed Transactions.

(iii) Except as disclosed by the Borrower in the Borrower’s public filings with the SEC, and after giving effect to this Amendment, the representations and warranties made by or with respect to the Borrower in Section 7 of the Loan Agreement are true in all material respects (taking into account (x) any changes made to schedules updated in accordance with Section 7.21 of the Loan Agreement or attached hereto, and (y) the Accelmed Transactions, the Merger Agreement, the Transaction Agreement and the Trigger Exchange Agreement and the transactions contemplated thereby), except that such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date.

(iv) Except as disclosed by the Borrower in the Borrower’s public filings with the SEC, and after giving effect to this Amendment, there has been no Material Adverse Effect since the date of the Borrower’s most recent financial statements.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

Section 8. Release. As a material part of the consideration for the Lenders entering into this Agreement (this Section 8 being the “Release Provision”):

(a) By their respective signatures below, the Obligors hereby agree that the Lenders, each of their respective Affiliates and the foregoing Persons’ respective officers, managers, members, directors, advisors, sub-advisors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Lender Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Loan Documents on or prior to the Amendment 9 Effective Date.

(b) Each Obligor hereby acknowledges, represents and warrants to the Lender Group that:

(i) it has read and understands the effect of the Release Provision. Each Obligor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for such Obligor has read and considered the Release Provision and advised such Obligor with respect to the same. Before execution of this Amendment, such Obligor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

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(ii) no Obligor is acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Each Obligor acknowledges that the Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii) each Obligor has executed this Amendment and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv) the Obligors are the sole owners of the claims released by the Release Provision, and no Obligor has heretofore conveyed or assigned any interest in any such claim to any other Person.

(c) Each Obligor understands that the Release Provision was a material consideration in the agreement of the Lenders to enter into this Amendment. The Release Provision shall be in addition to any rights, privileges and immunities granted to the Lenders under the Loan Documents.

Section 9. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 9 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

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(c) Waiver of Jury Trial. EACH OBLIGOR AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 10. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

TEARLAB CORPORATION

By:	/s/ Seph Jensen
Name:	Seph Jensen
Title:	Chief Executive Officer

SUBSIDIARY GUARANTORS

TEARLAB RESEARCH, INC.

By:	/s/ Seph Jensen
Name:	Seph Jensen
Title:	Chief Executive Officer

OCUHUB HOLDINGS, INC.

By:	/s/ Seph Jensen
Name:	Seph Jensen
Title:	Chief Executive Officer

OCCULOGIX CANADA CORP.

By:	/s/ Seph Jensen
Name:	Seph Jensen
Title:	Chief Executive Officer

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LENDERS:

CAPITAL ROYALTY PARTNERS II L.P.

By:	CAPITAL ROYALTY PARTNERS II GP L.P.,
its General Partner

	By:	CAPITAL ROYALTY PARTNERS II GP LLC,
its General Partner

	By:	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

CAPITAL ROYALTY PARTNERS II (CAYMAN) AIV L.P.

By:	CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P.,
its General Partner

	By:	CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC,
its General Partner

	By:	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

WITNESS:	/s/ Nicole Nesson
Name:	Nicole Nesson

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P.

By:	CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP L.P.,
its General Partner

	By:	CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LLC,
its General Partner

	By:	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

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CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “B” (CAYMAN) L.P.

By:	CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P.,
its General Partner

	By:	CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC,
its General Partner

	By:	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

WITNESS:	/s/ Nicole Nesson
Name:	Nicole Nesson

PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P.

By:	PARALLEL INVESTMENT OPPORTUNITIES
PARTNERS II GP L.P., its General Partner

	By:	PARALLEL INVESTMENT OPPORTUNITIES
PARTNERS II GP L.P., its General Partner

	By:	/s/ Nathan Hukill
	Name:	Nathan Hukill
	Title:	Authorized Signatory

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ANNEX E

Trigger Exchange Agreement

Execution Version

TRIGGER EXCHANGE AGREEMENT

This Trigger Exchange Agreement (this “Agreement”), dated as of May 11, 2020, is entered into by and among TearLab Corporation, a Delaware corporation (the “Company”), and each of the entities listed on the signature page hereof under the heading “HOLDERS” (each, a “Holder” and, collectively, the “Holders”).

WHEREAS, the Company is indebted on the date hereof to the Holders in the aggregate principal amount of $34,066,755 (the “Total Debt”) pursuant to that certain Term Loan Agreement, dated as of March 4, 2015, by and among the Company, certain of its subsidiaries and the Holders, as amended from time to time (the “Loan Agreement”);

WHEREAS, each Holder desires to exchange a portion of the Total Debt owed to such Holder into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) at an exchange rate of 0.0586 per share, and the Company agrees to effectuate such exchange, all on the terms and conditions provided for in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. The Exchange.

(a) Issuance of Shares; Satisfaction of Indebtedness. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company shall issue to each Holder the number of shares of Common Stock set forth on Schedule 1 (collectively, the “Shares”) opposite the name of such Holder in exchange (the “Exchange”) for the satisfaction of the principal amount of the Total Debt set forth on Schedule 1 (collectively, the “Exchanged Debt”) opposite the name of such Holder. Accrued but unpaid interest on the Exchanged Debt is hereby expressly excluded from the Exchange and shall remain due and payable by the Company to the Holders.

(b) Section 3(a)(9) Transaction. It is the intent of the parties that the Exchange be effectuated pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) thereunder and that, therefore, the holding period of the original indebtedness of the Total Debt will, for securities law purposes, be tacked to the holding period of the Shares.

2. Closing Deliveries.

(a) At or promptly after the Closing, the Company shall deliver to the Holders:

(i) a stock certificate in the name of each Holder evidencing each Holder’s portion of the Shares (as set forth on Schedule 1), free and clear of all liens and encumbrances, other than those imposed pursuant to the Securities Act;

(ii) if requested by the Holders, a new promissory note issued to each Holder in a principal amount equal to the Total Debt owing to such Holder minus the applicable Exchanged Debt of such Holder; and

(iii) such other documents, certificates or other information as the Holders or their counsel may reasonably request to evidence or effect the Exchange.

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(b) At the Closing, the Holders, in their capacity as lenders under the Loan Agreement, shall make or cause to be made appropriate entries in the applicable registers to reflect the subtraction of the Exchanged Debt from the Total Debt in respect of the transactions contemplated hereby.

3. The Closing. The closing of the Exchange shall be deemed to have occurred as of the date of this Agreement, immediately after the execution and delivery of that certain Agreement and Plan of Merger, by and among the Company, Accelmed Partners II LP and Accelmed Merger Sub, Inc. (the “Closing”).

4. Representations and Warranties of the Company. As of the date of this Agreement and as of the Closing, the Company hereby represents and warrants to the Holders that the following representations and warranties are true and complete as of each respective date:

(a) Organization and Standing. The Company is a corporation duly organized, validly existing under, and by virtue of, the laws of the State of Delaware, and is in good standing under such laws. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

(b) Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby, to sell and issue the Shares and to carry out and perform its obligations under the terms of this Agreement and the Exchange.

(c) Authorization. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the (i) authorization, execution, delivery and performance of this Agreement, (ii) authorization, sale, issuance and delivery of the Shares and (iii) performance of all of the Company’s obligations hereunder have been taken or will be taken prior to the Closing. This Agreement has been duly executed by the Company and constitutes (or will constitute) the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(d) No Conflicts; Consents. The execution, delivery and performance by the Company of this Agreement and the documents to be delivered hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with the certificate of incorporation or bylaws of the Company; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any agreement or other instrument to which the Company is a party, in the case of clauses (b) and (c), other than would not be material to the Company and its subsidiaries, taken as a whole. No consent, approval, waiver or authorization is required to be obtained by the Company from any person in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby or thereby, other than the filing of a Current Report on Form 8-K and such consents, approvals, waivers, or authorizations that would not be material to the Company and its subsidiaries, taken as a whole, or prohibit the consummation of the Exchange.

(e) Valid Issuance of Stock. The Shares have been duly authorized and, when issued, sold and delivered in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable and issued in compliance with applicable federal and state securities laws. The Shares will be free and clear of any liens or encumbrances; provided, however, that the Shares shall be subject to restrictions on transfer under state and/or federal securities laws. None of the Shares will be subject to any preemptive rights or rights of first refusal.

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(f) Exemption. It is the intention of the Company that the Exchange be made pursuant to an exemption from the registration requirements of the Securities Act pursuant to Section 3(a)(9) thereunder.

5. Representations and Warranties of Each Holder. As of the date of this Agreement and as of the Closing, each Holder hereby represents and warrants to the Company that the following representations and warranties are true and complete as of each respective date:

(a) Organization and Standing. The Holder is a legal entity duly organized, validly existing under, and by virtue of, the laws of the state of its formation, and is in good standing under such laws.

(b) Corporate Power. The Holder has all power and authority to execute and deliver this Agreement, purchase its portion of the Shares, effect the Exchange, and carry out and perform its obligations under the terms of this Agreement and the transactions contemplated hereby.

(c) Authorization. All action on the part of the Holder necessary for the authorization, execution, delivery and performance of this Agreement, the purchase of its portion of the Shares, and the performance of all of the Holder’s obligations hereunder have been taken or will be taken prior to the Closing. This Agreement has been duly executed by the Holder and constitutes the valid and legally binding obligation of the Holder, enforceable against it in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(d) For Holder’s Account. The Holder represents and confirms that the portion of the Shares to be issued to the Holder hereunder are being and will be acquired for the Holder’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof.

(e) Accredited Investor and Investment Experience. The Holder is an Accredited Investor, as such term is defined in Regulation D promulgated under the Securities Act. The Holder represents that is and its representatives are experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development as the Company and that the Holder can bear the economic risk of an investment in its portion of the Shares and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in its portion of the Shares.

(f) Adequacy of Payment. The Holder agrees that the Shares the Holder is receiving upon the conversion and exchange of the Exchanged Debt is fair and equitable consideration to such Holder, and such Holder has determined that the conversion and exchange of the Exchanged Debt at this particular time and for the amount and form of consideration set forth in Section 1 is in such Holder’s best interests. The Holder acknowledges that the Holder agreed to the sufficiency of the consideration in exchange for the conversion and exchange of the Exchanged Debt following arm’s length negotiations with representatives of the Company.

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(g) Rule 144. The Holder acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “brokers’ transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Holder acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Holder wishes to sell the Shares, and that, in such event, the Holder may be precluded from selling such securities under Rule 144, even if the other applicable requirements of Rule 144 have been satisfied. The Holder acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Shares. The Holder understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

(h) Ownership of the Debt. The Holders are the beneficial and record owner of the Total Debt, including without limitation, the Exchanged Debt. The Holders have good, valid and marketable title to said Total Debt, free and clear of all liens, mortgages, charges or other encumbrances and any preemptive or subscription rights, and have not assigned or otherwise transferred or granted any interest in the Total Debt to any person.

(i) No Consents. The Holder is not required to obtain any order, consent, approval or authorization of any person or entity in connection with the Exchange.

6. Miscellaneous.

(a) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware.

(c) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Signatures received by .pdf shall be deemed to be original signatures.

(d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e) Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) if delivered personally, when received, (b) if transmitted by facsimile or email, on the date of transmission with receipt of a transmittal confirmation or (c) if by courier service, on the second (2nd) business day following the date of deposit with such courier service, or such earlier delivery date as may be confirmed in writing to the sender by such courier service.

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(f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(g) Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[Remainder of Page Intentionally Omitted; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned, being the duly authorized representatives of the parties, have executed this Agreement as of the date set forth above.

COMPANY:

TEARLAB CORPORATION

By:	/s/ Seph Jensen
Seph Jensen
Chief Executive Officer

[Signature Page – Trigger Exchange Agreement]

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IN WITNESS WHEREOF, the undersigned, being the duly authorized representatives of the parties, have executed this Agreement as of the date set forth above.

HOLDERS:

CAPITAL ROYALTY PARTNERS II L.P.		PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P.

By: CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner		By: PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP L.P., its General Partner

By: CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner		By: PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP LLC, its General Partner

By:	/s/ Nathan Hukill	By:	/s/ Nathan Hukill
Name:	Nathan Hukill	Name:	Nathan Hukill
Title:	Authorized Signatory	Title:	Authorized Signatory

CAPITAL ROYALTY PARTNERS II (CAYMAN) AIV I L.P.		CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “B” (CAYMAN) L.P.

By: CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LP, its General Partner		By: CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LP, its General Partner

By: CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner		By: CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner

By:	/s/ Nathan Hukill	By:	/s/ Nathan Hukill
Name:	Nathan Hukill	Name:	Nathan Hukill
Title:	Authorized Signatory	Title:	Authorized Signatory

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P.

By: CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LP, its General Partner

By: CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LLC, its General Partner

		By:	/s/ Nathan Hukill
		Name:	Nathan Hukill
		Title:	Authorized Signatory

[Signature Page – Trigger Exchange Agreement]

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